Exhibit 10.27

MORTGAGE”

Date: January 12, 2010

Mortgagor: CANARSIE PLAZA LLC
(Organizational Structure): limited liability company
(State Law organized under): Delaware
(Organizational Identification Number): 4343270
(Address of chief executive office): c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

Mortgagee:  MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation having offices at One M&T Plaza, Buffalo, New York 14203, Attn: Office of General Counsel ("M&T"), as the administrative agent for itself and Capital One, N.A. (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group (the “Mortgagee”).

WITNESSETH, to secure the payment of an indebtedness in the principal sum of Forty Eight Million Dollars ($48,000,000.00), lawful money of the United States, together with interest thereon and other charges with respect thereto, to be paid according to a certain bond, note or other obligation dated as of the date hereof, made and delivered by Mortgagor to Mortgagee to Mortgagee (the “Note”), Mortgagor hereby mortgages to Mortgagee, as continuing and collateral security for the payment of any and all indebtedness, liabilities and obligations of Mortgagor to Mortgagee, now existing or which may hereafter arise pursuant to or in connection with (as further described below) the Note, this Building Loan Mortgage (this “Mortgage”), that certain building loan agreement by and between Mortgagor and Mortgagee dated as of the date hereof (the “Loan Agreement”), the Survey, the Title Insurance Policy, the Guarantees and all other instruments, certificates, legal opinions and documents executed and delivered by either or both of the Borrower or the Administrative Agent in connection with the Loan (the “Loan Documents”) or any amendments, renewals, extensions, modifications or substitutions of the Note or this Mortgage (collectively, the “Indebtedness”), the premises described on the attached Schedule A.

TOGETHER with all buildings, structures and other improvements now or hereafter erected, constructed or situated upon said premises, and all fixtures and equipment and other personal property now or hereafter affixed to, or used in connection with, said premises and any and all replacements thereof and additions thereto, all of which shall be deemed to be and remain and form a part of said premises and are covered by the lien of this Mortgage (said premises, buildings, structures, other improvements, fixtures and equipment and other personal property being collectively referred to as the “Premises”),

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TOGETHER with all strips and gores of land adjoining or abutting the Premises,

TOGETHER with all right, title and interest of Mortgagor in and to all streets, alleys, highways, waterways and public places open or proposed in front of, running through or adjoining the Premises, and all easements and rights of way, public and private, now or hereafter used in connection with the Premises,

TOGETHER with all tenements, hereditaments and appurtenances and all the estate and rights of Mortgagor in and to the Premises,

TOGETHER with all awards heretofore or hereafter made by any federal, state, county, municipal or other governmental authority, or by whomsoever made in any condemnation or eminent domain proceedings whatsoever, to the present or subsequent owners of the Premises or any portion thereof, for the acquisition for public purposes of the Premises or any portion thereof or any interest therein or any use thereof, or for consequential damages on account thereof, including any award for any change of grade of streets affecting the Premises or any portion thereof and any award for any damage to the Premises or any portion thereof or any interest therein or any use thereof.

Capitalized terms used herein but not otherwise defined herein shall have their respective meanings ascribed to them in the Loan Agreement.

MORTGAGOR COVENANTS WITH MORTGAGEE SO LONG AS THIS MORTGAGE IS IN EFFECT AS FOLLOWS:

1. INDEBTEDNESS.  The Indebtedness shall be paid as provided in the Note and as provided herein.  Additionally, Mortgagor acknowledges and agrees that any amounts now or hereafter due and owing from Mortgagor to Mortgagee arising from or in connection with any interest rate swap agreement, now existing or hereafter entered into between Mortgagor and Mortgagee, and any costs incurred by Mortgagee in connection therewith, including, without limitation, any interest, expenses, fees, penalties or other charges associated with any obligations undertaken by the Lending Group to hedge or offset the Lending Group’s obligations pursuant to such swap agreement, or the termination of any such obligations, shall be (i) deemed additional interest and/or a related expense (to be determined in the sole discretion of Mortgagee) due in connection with the principal amount of the Indebtedness secured by this Mortgage, (ii) included (in the manner described above) as part of the Indebtedness secured by this Mortgage, and secured by this Mortgage to the full extent thereof, and (iii) included in any judgment in any proceeding instituted by Mortgagee or its agents against Mortgagor for foreclosure of this Mortgage or otherwise.

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2. INSURANCE.  (A) Mortgagor shall keep the Premises insured against each risk to which the Premises may from time to time be subject (including fire, vandalism and other risks covered by all risk insurance; if requested by Mortgagee, earthquake; if the Premises or any portion thereof are located in an area identified as an area having special flood hazards and in which flood insurance has been made available, flood; and loss of rents by reason of such risks) for the benefit of Mortgagee.  Such insurance shall be provided in such amounts, for such periods, in such form, with such special endorsements, on such terms and by such companies and against such risks as shall be satisfactory to Mortgagee.  Without limiting the generality of the preceding two sentences, each policy pursuant to which such insurance is provided shall contain a mortgagee clause, in form and substance satisfactory to Mortgagee, (a) naming Mortgagee as mortgagee and (b) providing that (i) all moneys payable pursuant to such insurance shall be payable to Mortgagee, (ii) such insurance shall not be affected by any act or neglect of Mortgagor or Mortgagee, any occupancy, operation or use of the Premises or any portion thereof for purposes more hazardous than permitted by the terms of such policy, any foreclosure or other proceeding or notice of sale relating to the Premises or any portion thereof or any change in the title to or ownership of the Premises or any portion thereof and (iii) such policy and such mortgagee clause may not be canceled or amended except upon thirty (30) days’ prior written notice to Mortgagee.  Mortgagor shall deliver evidence of property insurance to Mortgagee in form reasonably acceptable to Mortgagee, provided however that any  blanket property insurance policy shall specifically allocate to the Premises the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate policy insuring only the Premises.  The acceptance by Mortgagee of evidence of property insurance from Mortgagor shall not be deemed or construed as an approval by Mortgagee of the form, sufficiency or amount of such insurance.  Mortgagee does not in any way represent that such insurance, whether in scope or coverage or limits of coverage, is adequate or sufficient to protect the business or interest of Mortgagor.  In the event of the foreclosure of this Mortgage, or a transfer of title to the Premises in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any such policies then in force shall pass to the purchaser or grantee of the Premises.  All the provisions of this Section 2 and any other provisions of this Mortgage pertaining to insurance which may be required under this Mortgage shall be construed with Section 254, Subdivision 4 of the New York Real Property Law, but, said Section 254 to the contrary notwithstanding, Mortgagor consents that Mortgagee may, without qualification or limitation by virtue of said Section 254, retain and apply the proceeds of any such insurance in satisfaction or reduction of the Indebtedness, whether or not then due and payable, or it may pay the same, wholly or in part, to any Mortgagor for the repair or replacement of the Premises or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of the Indebtedness before the making of such payment.

(B)           Notwithstanding the provisions set forth above in Section 2(A), in the event that all or any part of the Premises is damaged by fire or other casualty, and Mortgagor promptly notifies Mortgagee of its desire to repair and restore the same, then, provided that the following terms and conditions are and remain fully satisfied by Mortgagor, Mortgagee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Premises where the loss is estimated by Mortgagee to be One Million and 00/100 Dollars ($1,000,000.00) or more.  Mortgagee agrees to allow the insurance proceeds in an amount of up to One Million and 00/100 Dollars ($1,000,000.00) to be disbursed to Mortgagor for repair and restoration of the Premises:

(i)      no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Mortgage shall have occurred and be continuing;

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(ii)      Mortgagor shall have delivered evidence reasonably satisfactory to Mortgagee, in its sole reasonable discretion, that the Premises can be fully repaired and restored six (6) months prior to the maturity of the Note;

(iii)           BJ’S Wholesale Club, Inc. (“BJ’S”) has not cancelled that certain lease agreement with Mortgagor dated March 12, 2009 (the “BJ Lease”) and The City of New York acting through the Department of Citywide Administrative Services (“NYC”, collectively with BJ’S, the “Tenant”) has not cancelled that certain lease agreement with Mortgagor dated November 5, 2009 (the “NYC Lease”, collectively with the BJ Lease, the “Lease”), provided, however, that Mortgagor may contest any attempt by Tenant to cancel the Lease, however such proceeds shall not be disbursed to the Mortgagor until Mortgagee has received evidence that any such Lease has not been cancelled;

(iv)           Mortgagor shall have deposited with Mortgagee for disbursement in connection with the restoration the greater of:  (1) the applicable deductible under the insurance policies covering the loss; or (2) the amount by which the cost of restoration of the Premises to substantially the same value, condition and character as existed prior to such damage is reasonably estimated by Mortgagor, and approved by Mortgagee, in its reasonable judgment to exceed the net insurance proceeds available for restoration;

(v)      Mortgagor has paid as and when due all of Mortgagee’s direct, reasonable, out-of-pocket costs and expenses incurred in connection with the collection and disbursement of insurance proceeds, including without limitation, inspection, monitoring, engineering and legal fees.  If not paid within ten (10) days of demand, and at Mortgagee's option, such costs may be deducted from the disbursements made by Mortgagee or added to the sums secured by this Mortgage in accordance with the provisions of Section 28 hereof; and

(vi)           if the Tenant has commenced paying rent, Mortgagor shall have delivered evidence reasonably satisfactory to Mortgagee, in its sole reasonable discretion, that the portion of the Premises being renovated is covered by adequate business interruption insurance.

Mortgagee shall have the right to apply the proceeds toward reduction of the Indebtedness as provided by Section 2(A) above, provided however that, notwithstanding the provisions set forth above in Section 2(B), to the extent any provision of either of the BJ Lease or the NYC Lease shall conflict with the provisions of Section 2(B), then in such case the BJ Lease or the NYC Lease shall control.

3. ALTERATIONS, DEMOLITION OR REMOVAL.  No building, structure, other improvement, fixture or equipment or other personal property constituting any portion of the Premises shall be removed, demolished or substantially altered without the prior written consent of Mortgagee except as more fully set forth in that certain Building Loan Agreement dated as of the date hereof by and between the Mortgagor and the Mortgagee.

4. WASTE AND CHANGE IN USE.  No Mortgagor shall commit any waste on the Premises or make any change in the use of the Premises which may in any way increase any ordinary fire, environmental or other risk arising out of construction or operation.

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5. MAINTENANCE AND REPAIRS.  Mortgagee acknowledges that construction is ongoing.  Subject to the aforesaid condition, Mortgagor shall keep and maintain all buildings, structures, other improvements, fixtures and equipment and other personal property constituting any portion of the Premises and the sidewalks and curbs abutting the Premises in good order and rentable and tenantable condition and state of repair.  In the event that the Premises or any portion thereof shall be damaged or destroyed by fire or any other casualty, or in the event of the condemnation or taking of any portion of the Premises as a result of any exercise of the power of eminent domain, Mortgagor shall promptly restore, replace, rebuild or alter the same as nearly as possible to the condition immediately prior to such fire, other casualty, condemnation or taking without regard to the adequacy of any proceeds of any insurance or award received.  Mortgagor shall give prompt written notice to Mortgagee of any such damage or destruction or of the commencement of any condemnation or eminent domain proceeding affecting the Premises or any portion thereof.

6. EXISTENCE AND AUTHORITY.  Mortgagor represents and warrants, and continues to represent and warrant as long as this Mortgage is in effect, as follows:  (a) it is duly organized, validly existing and in good standing under the laws of the State of Delaware and will do all things necessary to preserve and keep in full force and effect the existence, franchises, rights and privileges of Mortgagor as a limited liability company, under the laws of the State of Delaware; (b) Mortgagor has the full power and authority to grant the mortgage lien hereunder and to execute, deliver and perform its obligations in accordance with this Mortgage; (c) the execution and delivery of this Mortgage will not (i) violate any applicable law of any governmental authority or any judgment or order of any court, other governmental authority or arbitrator; (ii) violate any agreement to which Mortgagor is a party; or (iii) result in a lien or encumbrance on any of its assets (other than the mortgage lien hereunder); (d) Mortgagor’s certificate of formation or other organizational or governing documents (“Governing Documents”) do not prohibit any term or condition of this Mortgage; (d) each authorization, approval or consent from, each registration and filing with, each declaration and notice to, and each other act by or relating to, any party required as a condition of Mortgagor’s execution, delivery or performance of this Mortgage (including any shareholder or board of directors or similar approvals) has been duly obtained and is in full force and effect and no other action is required under its Governing Documents or otherwise; and (e) Mortgagor has the power and authority to transact the business in which it is engaged and is duly licensed or qualified and in good standing in each jurisdiction in which the conduct of its business or ownership of property requires such licensing or such qualifications.

7. TAXES AND ASSESSMENTS.  Unless paid from an escrow established pursuant to Section 8 of this Mortgage, Mortgagor shall pay all taxes, general and special assessments and other governmental impositions with respect to the Premises before the end of any applicable grace period.  Upon request by Mortgagee, Mortgagor shall promptly deliver to Mortgagee receipted bills showing payment of all such taxes, assessments and impositions within the applicable grace period.

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8. ESCROW FOR TAXES, ASSESSMENTS AND INSURANCE.  Upon request by Mortgagee in the event insufficient funds remain in the budget for the construction of the Improvement to fund taxes and insurance, Mortgagor shall pay (a) monthly to Mortgagee on or before the first day of each and every calendar month, until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the yearly taxes, general and special assessments, other governmental impositions and other liens and charges with respect to the Premises to be imposed for the ensuing year, as estimated by Mortgagee in good faith, and annual premiums for insurance on the Premises and (b) an initial payment such that, when such monthly payments are added thereto, the total of such payments will be sufficient to pay such taxes, assessments, impositions and other liens and charges and such insurance premiums on or before the date when they become due.  Absent manifest error, Mortgagee’s calculation as to the amount to be paid into Escrow shall be deemed conclusive.  So long as no Event of Default (as hereinafter defined) shall have occurred or exists, Mortgagee shall hold such payments in trust in an account maintained with Mortgagee without obligation to pay interest thereon, except such interest as may be mandatory by any applicable statute, regulation or other law, to pay, to the extent funds are available, such taxes, assessments, impositions and other liens and charges and such insurance premiums within a reasonable time after they become due; provided, however, that upon the occurrence or existence of any Event of Default, Mortgagee may apply the balance of any such payments held to the Indebtedness.  If the total of such payments made by any Mortgagor shall exceed the amount of such payments made by Mortgagee, such excess shall be held or credited by Mortgagee for the benefit of Mortgagor.  If the total of such payments made by any Mortgagor shall be less than the amount of such taxes, assessments, impositions and other liens and charges and such insurance premiums, then Mortgagor shall pay to Mortgagee any amount necessary to make up the deficiency on or before the date when any such amount shall be due.

9. LEASES.  Pursuant to Section 291-f of the New York Real Property Law, Mortgagor shall not (a) accept any prepayment of installments of rent to become due thereunder for more than one month in advance, without the prior written consent of Mortgagee or (b)  modify or amend any existing leases, and will not make any rent concessions or other financial accommodations in favor of any tenant without the prior written consent of the Mortgagee.  Further, all leases shall be subordinated to this Mortgage.  In addition, any new lease for space in excess of 5,000 square feet at the Premises will be subject to the following Minimum Leasing Criteria:

Minimum Leasing Criteria

1. Fixed Rent: At least $27.00 per rentable square foot (net of concessions), triple net.

2. Term: Not less than five (5) years.

3. Tenant Improvement Allowance/Landlord Work: Not more than $70.00 per rentable square foot.

4. Early Cancellation Rights: None during first five (5) years, thereafter at Mortgagor's discretion.

Upon request by Mortgagee, Mortgagor shall promptly furnish to Mortgagee a written statement containing the names and mailing addresses of all lessees of the Premises or of any portion thereof, the terms of their respective leases, the space occupied and the rentals payable thereunder and copies of their respective leases and shall cooperate in effecting delivery of notice of this covenant to each affected lessee.

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10. ASSIGNMENT OF LEASES AND RENTS.  Mortgagor hereby assigns to Mortgagee all existing and future leases of the Premises or any portion thereof (including any amendments, renewals, extensions or modifications thereof) and the rents, issues and profits of the Premises (“Accounts”), as further security for the payment of the Indebtedness, and Mortgagor grants to Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any portion thereof, and after payment of each cost and expense (including each fee and disbursement of counsel to Mortgagee) incurred by Mortgagee in such entry and collection, to apply the remainder of the same to the Indebtedness, without affecting its right to maintain any action theretofore instituted, or to bring any action thereafter, to enforce the payment of the Indebtedness.  In the event Mortgagee exercises such rights, it shall not thereby be deemed a mortgagee in possession, and it shall not in any way be made liable for any act or omission.  No Mortgagor shall assign such leases, rents, issues or profits or any interest therein or grant any similar rights to any other person without Mortgagee’s prior written consent.  Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting said rents, issues and profits, and Mortgagor shall be entitled to collect the same, until the occurrence or existence of any Event of Default, but such right of Mortgagor may be revoked by Mortgagee upon the occurrence or existence of any Event of Default.  Upon the occurrence or existence of any Event of Default, Mortgagor shall pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, issues and profits, a fair and reasonable monthly rental value for the use and occupation of the Premises, and upon default in any such payment shall vacate and surrender the possession of the Premises to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings pursuant to Article 7 of the New York Real Property Actions and Proceedings Law.  The rights and remedies under this section and any separately recorded assignment of rents and/or leases in favor of Mortgagee shall be cumulative.  In the event of any irreconcilable inconsistencies between such agreements and this section, the separately recorded assignment of rents and/or leases shall control.

11. SECURITY AGREEMENT.  This Mortgage constitutes a security agreement under the New York Uniform Commercial Code in effect in the State of New York, as amended from time to time (the “UCC”), and Mortgagor hereby grants to Mortgagee, to secure the Indebtedness, a continuing security interest in all personal property of Mortgagor used in connection with any portion of, or otherwise constituting a portion of, the Premises, including, without limitation, fixtures, goods that are or are to become fixtures, as-extracted items and timber to be cut, as such terms and categories may be defined or described in the UCC, as applicable, whether now existing or owned or hereafter arising or acquired, and in all proceeds, products, rents, issues, profits and accounts arising therefrom.  Mortgagee shall have the right to file in any public office, without the signature of Mortgagor, any financing statement relating to such items of collateral.  Mortgagee shall have each applicable right and remedy of a secured party under the UCC and each applicable right and remedy pursuant to any other law or pursuant to this Mortgage.

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12. NO TRANSFER.  Mortgagor shall not, without Mortgagee’s and the Lending Group’s prior written consent, sell, convey or transfer the Premises or any portion thereof or any interest therein or contract to do so.  Any change in the direct or indirect membership interest of Acadia-P/A Canarsie, LLC as the managing member and owner of 80% of the Mortgagor, whether by operation of law or otherwise, after which the percentage of such membership interest owned by any such managing member has decreased by at least twenty percent (20%) than it was on the date of this Mortgage shall be deemed a sale, conveyance or transfer of the Premises within the meaning of this Section 12.  All transfers, including Permitted Transfers (as defined herein), must comply with the Patriot Act.  Subject to the foregoing, the following transfers shall be permitted (the "Permitted Transfers") by the Lending Group:  (i) the sale, transfer, or issuance of stock in Acadia Realty Trust, in the ordinary course of business, provided such stock is listed on the NYSE or other nationally recognized stock exchange and/or (ii) any transfer that does not result in a Change of Control (as defined below).  "Change of Control" means any transaction, transfer, admission, redemption, withdrawal, change in organizational documents or structure, or otherwise, whether directly or indirectly, as a result of which any person other than Acadia Realty Trust and/or Acadia Strategic Opportunity Fund II, LLC (the “Guarantor”) directly or indirectly controls Mortgagor.

13. NO SECONDARY FINANCING OR OTHER LIENS.  Mortgagor shall not, without Mortgagee’s prior written consent, mortgage, pledge, assign, grant a security interest in or cause any other lien or encumbrance to be made or permit any other lien or encumbrance to exist upon the Premises or any portion thereof except for (a) taxes and assessments not yet delinquent and (b) any mortgage, pledge, security interest, assignment or other lien or encumbrance to Mortgagee or any affiliate of Mortgagee (an “Affiliate”).

14. COMPLIANCE WITH LAWS.  Mortgagor represents and warrants to Mortgagee, and continues to represent and warrant as long as this Mortgage is in effect, as follows:  (a) the buildings, structures and other improvements now constituting any portion of the Premises are in full compliance with all applicable statutes, regulations and other laws (including all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Act of 1990) and all applicable deed restrictions, if any, and is not and shall not be used for any illegal purpose; (b) such compliance is based solely upon Mortgagor’s ownership of the Premises and not upon title to or interest in any other property.  Mortgagor shall comply with or cause compliance with all statutes, regulations and other laws (including all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Acts of 1990), all other requirements of all governmental authorities whatsoever having jurisdiction over or with respect to the Premises or any portion thereof or the use or occupation thereof and with all applicable deed restrictions, if any; provided, however, that Mortgagor may postpone such compliance if and so long as the validity or legality of any such requirement or restriction shall be contested by such Mortgagor, with diligence and in good faith, by appropriate legal proceedings and Mortgagee is satisfied that such non-compliance will not impair or adversely affect the value of its security.

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15. WARRANTY OF TITLE; TITLE INSURANCE.  Mortgagor represents and warrants to Mortgagee, and continues to represent and warrant as long as this Mortgage is in effect, that Mortgagor holds good and marketable title in fee simple absolute to the Premises. Upon request by Mortgagee, Mortgagor shall furnish to Mortgagee at Mortgagor’s own cost and expense a title insurance policy in the then amount of the Indebtedness, (a) naming Mortgagee as mortgagee, (b) covering the lien on the Premises granted pursuant to this Mortgage, (c) containing no exception not approved by Mortgagee, (d) issued by a title insurance company qualified to do business in the State of New York and satisfactory to Mortgagee and (e) otherwise in form and substance satisfactory to Mortgagee.

16. CERTAIN RIGHTS AND OBLIGATIONS.

(a) Mortgagee may take such action as Mortgagee deems appropriate to protect the Premises or the status or priority of the lien of this Mortgage, including: entry upon the Premises to protect the Premises from deterioration or damage, or to cause the Premises to be put in compliance with any governmental, insurance rating or contract requirements; payment of amounts due on liens having priority over this Mortgage; payment of any tax or charge for purposes of assuring the priority or enforceability of this Mortgage; obtaining insurance on the Premises (including flood insurance); or commencement or defense of any legal action or proceeding to assess or protect the validity or priority of the lien of this Mortgage.  On demand, Mortgagor shall reimburse Mortgagee for all expenses in taking any such action, with interest, and the amount thereof shall be secured by this Mortgage and shall, to the extent permitted by law, be in addition to the maximum amount of the Indebtedness evidenced by the Note.

(b) Mortgagor authorizes Mortgagee, without notice, demand or any reservation of rights and without affecting this Mortgage, from time to time:  (i) to accept from any person or entity and hold additional collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (ii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof, and to release or substitute any such obligation of any Guarantor or any person or entity who has given any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such Guarantor, person or entity; (iii) upon the occurrence of an Event of Default, to direct the order or manner of the disposition of any and all collateral and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Mortgagee, in its sole discretion, may determine; and (iv) upon the occurrence of an Event of Default to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise) including if the amount of the Indebtedness secured by this Mortgage is less than the total amount of the obligations under the Note or that certain Continuing Guaranty of the Guarantor (the “Guaranty”), to make any such application to such obligations, if any, in excess of the amount of the Indebtedness secured by this Mortgage.

(c) Notwithstanding the occurrence of an Event of Default, this Mortgage shall remain valid, binding and enforceable:  (i) without deduction by reason of any setoff, defense or counterclaim of Mortgagor or Guarantor, (ii) without requiring protest or notice of nonpayment or notice of default to Mortgagor or to Guarantor, or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Mortgagee to resort first to Mortgagor or to any other guaranty or any collateral which Mortgagee may hold; (v) without requiring notice of acceptance hereof or assent hereto by Mortgagee; and (vi) without requiring notice that any indebtedness has been incurred or of the reliance by Mortgagee upon this Mortgage; all of which Mortgagor hereby waives.

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(d) The enforceability of this Mortgage shall not be affected by:  (i) any failure to perfect or continue the perfection of any security interest in or other lien on any other collateral securing payment of the Indebtedness; (ii) the invalidity, unenforceability, or loss or change in priority of any such security interest or other lien; (iii) any failure to protect, preserve or insure any such collateral; (iv) any defense arising by reason of the cessation from any cause whatsoever of liability of any Guarantor; (v) any compromise of any obligation of Mortgagor or any Guarantor; (vi) the invalidity or unenforceability of any of the Indebtedness; or (vii) any renewal, extension, acceleration, or other change in the time for payment of, or the terms of the interest on the Indebtedness or any part thereof; all of which Mortgagor hereby waives.

(e) If Mortgagee shall receive from or on behalf of Mortgagor any sum less than the full amount then due and payable, Mortgagee may, but shall not be obligated to, accept the same and, if it elects to accept any such payment, it may without waiving any Event of Default:  (i) apply such payment on account of the Indebtedness or any amount payable hereunder, or (ii) hold same or any part thereof, without liability for interest, in a special account and from time to time apply same or any part thereof as specified in subsection (i) of this subsection.

17. LIEN LAW COVENANT.  Mortgagor shall receive the advances secured by this Mortgage and shall hold the right to receive such advances as a trust fund in accordance with the provisions of Section 13 of the New York Lien Law.

18. APPLICATION OF AND INTEREST ON CONDEMNATION AWARD.  (A) Mortgagor consents that Mortgagee may retain and apply the proceeds of any award by a condemning authority in satisfaction or reduction of the Indebtedness, whether or not then due and payable, or it may pay the same, wholly or in part, to Mortgagor for the restoration or alteration of the Premises or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of the Indebtedness before the making of such payment.  In the event of the condemnation or taking by eminent domain of the Premises or any portion thereof, Mortgagee shall not be limited to the interest paid on the award by the condemning authority, but shall be entitled to receive out of the award interest on the Indebtedness in accordance with its terms.

(B)           Notwithstanding the foregoing provisions set forth above in Section 18(A), and provided that the following terms and conditions are and remain fully satisfied by Mortgagor, Mortgagee agrees to allow the proceeds of a condemnation award in an amount of up to One Million and 00/100 Dollars ($1,000,000.00) to be applied to restoration of the Premises, if necessary in Mortgagee's sole discretion:

(i)           no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Mortgage shall have occurred and be continuing;

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(ii)           Mortgagor shall have delivered evidence reasonably satisfactory to Mortgagee, in its sole discretion, that the Premises can be fully restored six (6)  months prior to the maturity of the Note;

(iii)           Tenant has not cancelled the Lease;

(iv)           Mortgagor shall have deposited with Mortgagee for disbursement in connection with the restoration the greater of:  (1) the applicable deductible under the insurance policies covering the loss; or (2) the amount by which the cost of restoration of the Premises to substantially the same value, condition and character as existed prior to such damage is estimated by Mortgagee to exceed the net insurance proceeds available for restoration; and

(v)           Mortgagor has paid as and when due all of Mortgagee's direct, reasonable, out-of-pocket costs and expenses incurred in connection with the collection and disbursement of insurance proceeds, including without limitation, inspection, monitoring, engineering and reasonable legal fees.  If not paid within ten (10) days of demand, and at Mortgagee's option, such costs may be deducted from the disbursements made by Mortgagee or added to the sums secured by this Mortgage in accordance with the provisions of Section 28 hereof ; and

(vi)           Mortgagor shall have delivered evidence reasonably satisfactory to Mortgagee, in its sole reasonable discretion, that the portion of the Premises being restored is covered by adequate business interruption insurance.

19. APPOINTMENT OF RECEIVER.  In addition to any other remedy, upon the occurrence of any Event of Default, Mortgagee, in any action to foreclose this Mortgage, shall be entitled, without notice or demand and without regard to the adequacy of any security for the Indebtedness or the solvency or insolvency of any person liable for the payment thereof, to the appointment of a receiver of the rents, issues and profits of the Premises.

20. SALE IN ONE OR MORE PARCELS.  In case of a foreclosure sale, the Premises may be sold in one or more parcels, any provision of any statute, regulation or other law to the contrary notwithstanding.

21. ESTOPPEL STATEMENT.  Upon request by Mortgagee, Mortgagor shall furnish to Mortgagee within five (5) business days if such request is made in person or within ten (10) business days if such request is otherwise made a written statement duly acknowledged of the amount of the Indebtedness and whether any offsets or defenses exist against the Indebtedness. Upon request by Mortgagor, but not more frequently than twice in any given calendar year, Mortgagee shall furnish to Mortgagor within five (5) business days if such request is made in person or within ten (10) business days if such request is otherwise made a written statement duly acknowledged of the amount of the Indebtedness.

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22. RIGHT TO INSPECT AND EXAMINE.  Upon request by Mortgagee, Mortgagor shall immediately permit Mortgagee and each officer, employee, accountant, attorney and other agent of Mortgagee to enter and inspect the Premises and to examine, audit, copy and extract each record of any Mortgagor relating to the Premises or any portion thereof.

23. FINANCIAL STATEMENTS.  Mortgagor shall furnish to Mortgagee the following financial information, in each instance prepared in accordance with generally accepted accounting principles consistently applied and otherwise in form and substance satisfactory to Mortgagee and certified to be true and complete in all material respects by an authorized officer of Mortgagor:

(a)  Fiscal Year End Financial Statements.

(1)  As soon as available, but in any event within one hundred twenty (120) days of the fiscal year end, Mortgagor shall cause the Guarantor to deliver to Mortgagee, annual accountant audited financial statements for Guarantor.

(2)           As soon as available, but in any event within one hundred twenty (120) days of the fiscal year end, Mortgagor shall deliver to Mortgagee, annual internally prepared financial statements for Mortgagor and a certification by an officer of Mortgagor that all covenants as required are in compliance and have been checked, and that no violations or defaults have occurred and if so, an explanation of the steps taken to correct such violations and/or cure such default, and in the event that the Mortgagor has elected the option to modify the Note to a mini-permanent mortgage loan then the Mortgagor shall furnish financial statements which shall contain all rental and other income and the detailed operating expenses for the Premises, including a rent roll, together with (i) an annual compliance certificate with a calculation of financial covenants signed by an authorized officer of Mortgagor; and (ii) a certification by an officer of Mortgagor that all covenants as required are in compliance and have been checked, and that no violations or defaults have occurred and if so, an explanation of the steps taken to correct such violations and/or cure such default.

(b)           Tax Returns.  (i) Mortgagor shall deliver to Mortgagee, no later than April 16th of each year or, if extended, within thirty (30) days after same are filed, complete copies of federal tax returns together with all schedules and addenda thereto, as applicable, each of which shall be signed and certified by Mortgagor to be true and complete copies of such returns; and (ii) Mortgagor shall cause Guarantor to deliver to Mortgagee, no later than April 16th of each year or, if extended, within thirty (30) days after same are filed, complete copies of federal tax returns of Guarantor together with all schedules and addenda thereto, as applicable, each of which shall be signed and certified by Guarantor to be true and complete copies of such returns.

(c)           Other Information.  Mortgagor shall deliver to Mortgagee within fifteen (15) days of the Mortgagee’s request therefor, a rent roll and such other financial information with respect to the Mortgagor in such detail as the Mortgagee may reasonably require.

24. AUTHORIZATION AND POWER OF ATTORNEY.  Mortgagee is irrevocably and unconditionally authorized to take, and Mortgagor irrevocably and unconditionally appoints Mortgagee as the attorney-in-fact of such Mortgagor, with full power of substitution and of revocation, to take, in the name of such Mortgagor or otherwise at the sole option of Mortgagee, each action relating to the Premises or any portion thereof that, subject to this Mortgage, such Mortgagor could take in the same manner, to the same extent and with the same effect as if such Mortgagor were to take such action; provided, however, that Mortgagee shall not have the right, pursuant to such authorization or as such attorney-in-fact, to sell or otherwise dispose of the Premises or any portion thereof.  Such power of attorney is coupled with an interest in favor of Mortgagee, and shall not be terminated or otherwise affected by the death, disability or incompetence of any Mortgagor.

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25. FURTHER ASSURANCES.  Promptly upon request by Mortgagee, Mortgagor shall execute and deliver each writing, and take each other action, that Mortgagee shall deem necessary or desirable at the sole option of Mortgagee (a) to perfect or accomplish any lien or security interest granted, or assignment made, pursuant to this Mortgage; (b) otherwise to accomplish any purpose of this Mortgage; (c) in connection with any transaction contemplated by this Mortgage; or (d) in connection with the Premises or any portion thereof.

26. ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION.  Mortgagor represents and warrants, and continues to represent and warrant as long as this Mortgage is in effect to the best of its knowledge, to Mortgagee that except as otherwise disclosed in that certain Business/Lender Phase I Environmental Site Assessment Report dated October 9, 2009  (a) Mortgagor and the Premises are in compliance with each statute, regulation or other law and each judgment, order or award of any court, agency or other governmental authority or of any arbitrator (individually an “Environmental Requirement”) relating to the protection of any water, water vapor, land surface or subsurface, air, fish, wildlife, biota or other natural resources or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any chemical, natural or synthetic substance, waste, pollutant or contaminant (collectively “Regulated Materials”), (b) Mortgagor has not been charged with, or has received any notice that such Mortgagor is under investigation for, the failure to comply with any Environmental Requirement, nor has Mortgagor received any notice that Mortgagor has or may have any liability or responsibility under any Environmental Requirement with respect to the Premises or otherwise, (c) the Premises have never been used for (i) the storage, treatment, generation, transportation, processing, handling, production or disposal of Regulated Materials, except as permitted by law, (ii) a landfill or other waste disposal site or (iii) military purposes, (d) no underground storage tanks are located on the Premises, (e) the environmental media at the Premises do not contain Regulated Materials beyond any legally permitted level, (f) there has never been any release, threatened release, migration or uncontrolled presence of any Regulated Materials on, at or from the Premises or, to the knowledge of Mortgagor, within the immediate vicinity of the Premises and (g) Mortgagor has not received any notice of any such release, threatened release, migration or uncontrolled presence.  Mortgagor shall not cause or permit the Premises to be used in any way that would result in any of the representations and warranties contained in the preceding sentence to be false or misleading at any future time.  To the extent any such representation or warranty at any time is or becomes false or misleading, Mortgagor shall promptly notify Mortgagee thereof.  If at any time Mortgagor obtains any evidence or information which suggests that potential environmental problems may exist on, at or about the Premises, Mortgagee may request Mortgagor, at Mortgagor’s own cost and expense, to conduct and complete investigations, studies, sampling and testing with respect to the Premises requested by Mortgagee.  Mortgagor shall promptly furnish to Mortgagee copies of all such investigations, studies, samplings and tests.  Mortgagor shall (a) conduct and complete all such investigations, studies, samplings and testing, and all remedial, removal and other actions necessary with respect to the Premises, in accordance with all applicable Environmental Requirements and promptly furnish to Mortgagee copies of all documents generated in connection therewith and (b) defend, reimburse, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, the violation of, or other liability or responsibility under, any Environmental Requirements, or the release, threatened release, migration or uncontrolled presence of any Regulated Materials on, at or from the Premises including attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses.  In the event this Mortgage is foreclosed, or Mortgagor tenders a deed in lieu of foreclosure which Mortgagee agrees to accept, Mortgagor shall be responsible to deliver the Premises to Mortgagee free of any and all Regulated Materials other than any that are (a) normally used in Mortgagor’s business and (b) located and maintained thereon in compliance with all applicable Environmental Requirements and in a condition that conforms with all applicable Environmental Requirements.  The provisions of this Section 26 shall be in addition to any and all other obligations and liabilities Mortgagor may have to Mortgagee at common law or any other agreement with Mortgagee, and shall survive the transactions contemplated in this Mortgage and the termination of this Mortgage.

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27. EVENTS OF DEFAULT.

(a) Any of the following events or conditions shall constitute an “Event of Default”:

(i) failure by Mortgagor to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) the Indebtedness, or any part thereof, or there occurs any event or condition which after notice, lapse of time or after both notice and lapse of time will permit acceleration of the Indebtedness;

(ii) default by Mortgagor in the performance of any obligation, term or condition of this Mortgage or any other agreement with Mortgagee or any of its Affiliates where such default is not otherwise referred to in this Mortgage or other agreement with Mortgagee or any of its Affiliates and same is not cured, if capable of being cured, within thirty (30) days after notice, provided that if Mortgagor cannot perform or comply within such thirty (30) day period and such failure is capable of performance or compliance by Mortgagor, then so long as Mortgagor has commenced to perform or comply and thereafter diligently and expeditiously proceeds to perform or comply, such thirty (30) day period shall be extended for such time as is reasonably necessary for Mortgagor to perform or comply;

(iii) failure by Mortgagor to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any material indebtedness or obligation owing to any third party or any Affiliate, the occurrence of any event which could result in acceleration of payment of any such material indebtedness or obligation or the failure to perform any agreement with any third party or any Affiliate;

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(iv) Mortgagor is dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due;

(v) failure to pay, withhold or collect any tax as required by law;

(vi) Mortgagor makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors or makes, or sends notice of any intended, bulk sale; the sale, assignment, transfer or delivery of all or substantially all of the assets of Mortgagor to a third party; or the cessation by Mortgagor as a going business concern;

(vii) Mortgagor files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian or similar official for the wind up of its business (or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within sixty (60) days);

(viii) the reorganization, merger, consolidation or dissolution of Mortgagor (or the making of any agreement therefor);

(ix) the entry of any judgment in excess of $500,000, or order of any court, other governmental authority or arbitrator against Mortgagor;

(x) falsity, omission or inaccuracy of facts submitted to Mortgagee or any Affiliate (whether in a financial statement or otherwise);

(xi) any pension plan of Mortgagor fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of Mortgagee, might have a material adverse effect on Mortgagor’s ability to repay its debts;

(xii) any indication or evidence received by Mortgagee that Mortgagor may have directly or indirectly been engaged in any type of activity which, in Mortgagee’s reasonable discretion, might result in the forfeiture of the Premises to any governmental authority, including the material breach or default under any covenants, restrictions or other agreements recorded of record against the Premises;

(xiii) the occurrence of any event described in Section 27.1(i) through and including 27.1(xii) with respect to any Guarantor;

(xiv) Mortgagee in good faith believes that the prospect of payment of all or any part of the Indebtedness or performance of Mortgagor’s obligations under this Mortgage or any other agreement now or hereafter in effect between Mortgagor or Guarantor and Mortgagee or its Affiliates is impaired; or

(xvi) the occurrence of an Event of Default under any of the Loan Documents.

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(b) Mortgagee, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind upon the happening of any Event of Default.  All or any part of any Indebtedness not payable on demand shall be automatically and immediately due and payable, without demand or notice of any kind, upon the commencement of Mortgagor’s or Debtor’s bankruptcy if voluntary and upon the lapse of sixty (60) days without dismissal if involuntary, unless an order for relief is entered sooner.  The provisions of this paragraph are not intended in any way to affect any rights of Mortgagee with respect to any Indebtedness which may now or hereafter be payable on demand.

(c) Upon the happening of an Event of Default, whether or not foreclosure proceedings have been instituted, Mortgagor shall, upon demand, surrender possession of the Premises to Mortgagee.  If Mortgagor remains in possession of the Premises after the happening of an Event of Default and demand by Mortgagee, the possession shall be as tenant of Mortgagee and Mortgagor agrees to pay in advance upon demand to Mortgagee a reasonable monthly rental for the Premises or portion so occupied.  Mortgagee may dispossess, by summary proceedings or otherwise, any tenant of Mortgagor defaulting in the payment of rent.  If a receiver is appointed, this covenant shall inure to the benefit of such receiver.  Notwithstanding any provision of law to the contrary, Mortgagee may, at its option, foreclose this Mortgage subject to the rights of tenants of the Premises which are subordinate to the lien of this Mortgage.

(d) If the Indebtedness, as evidenced by a single note or other written instrument shall exceed the amount secured by this Mortgage, or as evidenced by a combination of same that singularly or in part collectively may be less than said secured amount but combined exceed said secured amount, Mortgagee, in any foreclosure hereof, shall have the right to sue and collect the excess in the same action as commenced for the foreclosure hereof, and recover a money judgment for said excess with all the rights attendant thereto, including the issuance of an execution to the Sheriff for collection thereof, and Mortgagor hereby waives any defense based upon a claim that in doing so, Mortgagee is splitting its cause of action if it seeks to foreclose this Mortgage for part of the indebtedness and recover at law for another part.

(e) Upon the happening of an Event of Default, Mortgagee may pursue, take or refrain from pursuing any remedy for collection of the Indebtedness, including foreclosure of this Mortgage.

(f) Mortgagee may, either with or without entry or taking possession of the Premises as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action of foreclosure of this Mortgage:  (A) sell the Premises or any part thereof pursuant to any procedures provided by applicable law allowing non-judicial foreclosure of Mortgage by sale, and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law or (B) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Mortgage, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure under this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee may elect.  Any reference in this Mortgage to an action or right of Mortgagee in regard to or in connection with a “foreclosure proceeding” shall be deemed to include a sale and/or proceeding under this subsection, including a non-judicial foreclosure of mortgage by sale.

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28. EXPENSES.  Mortgagor shall pay to Mortgagee and the Co-Lender on demand all reasonable costs and expenses (including reasonable attorneys’ fees and disbursements whether for internal or outside counsel) incurred by Mortgagee and the Co-Lender in connection with the Indebtedness or the Mortgage including costs of collection, of preserving or exercising any right or remedy of Mortgagee under this Mortgage or any related security agreement or guaranty, of workout or bankruptcy proceedings by or against Mortgagor, of defending against any claim asserted as a direct or indirect result of the Indebtedness or of performing any obligation of any Mortgagor pursuant to this Mortgage or otherwise (including payment of any amount any Mortgagor is obligated to pay pursuant to this Mortgage and performance of any obligation of Mortgagor pursuant to this Mortgage).  Mortgagor agrees to defend and indemnify Mortgagee and the Co-Lender from any and all third party claims arising from Mortgagor’s duties as owner and/or occupant of the Premises, and further agrees to pay, upon demand, any expense that Mortgagee and the Co-Lender may incur (including reasonable attorneys’ fees and disbursements whether for internal or outside counsel) due to Mortgagor’s failure to provide appropriate defense and indemnification to Mortgagee and the Co-Lender in a timely manner.  Mortgagee and the Co-Lender reserves the right to have Mortgagor pay, upon demand, administrative fee(s) in regard to any administrative action Mortgagee and the Co-Lender is required or requested to take including the preparation of discharges, releases or assignments to third parties.  Costs and expenses shall accrue interest at the Default Rate from the date of demand until payment is actually received by Mortgagee and the Co-Lender.  Each such cost and expense and any interest thereon shall constitute part of the Indebtedness and be secured by this Mortgage and may be added to the judgment in any suit brought by Mortgagee,  the Co-Lender or their respective agents against any Mortgagor on this Mortgage.

29. NOTICES.  Any demand or notice hereunder or under any applicable law pertaining hereto (including Article 14 of New York Real Property Actions and Proceedings Law) shall be in writing and duly given if delivered to Mortgagor or to Mortgagee addressed as set forth below (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 29.  Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal service and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express).  Notice by e-mail is not valid notice under this or any other agreement between Mortgagor and Mortgagee.

Mortgagee:	Manufacturers and Traders Trust Company
One Fountain Plaza
Buffalo, New York 14203
Attention: Office of General Counsel

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with a copy to:	DelBello Donnellan Weingarten Wise &
Wiederkehr, LLP
1 North Lexington Avenue
White Plains, New York 10601
Attention: Ann Carlson, Esq.
and
Manufacturers and Traders Trust Company
303 South Broadway, Suite 130
Tarrytown, New York 10592
Attention: John Stroligo, Vice President

If to Mortgagor:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention: Robert Masters, Esq.

30. LITIGATION.  Mortgagor shall promptly notify Mortgagee in writing of any litigation, proceeding, or counterclaim against, or of any investigation of, Mortgagor (or the threat thereof) if:  (i) the outcome of such litigation, proceeding, counterclaim, or investigation may materially and adversely affect the finances or operations of Mortgagor or title to, or the value of, any assets secured by the Mortgage or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of the Mortgage, the Note or any document executed in connection therewith including any guaranties or any action taken, or to be taken, pursuant to any such documents.  Mortgagor shall furnish to Mortgagee such information regarding any such litigation, proceeding, counterclaim, or investigation as Mortgagee shall request.

31. NOTICE OF NON-COMPLIANCE.  Mortgagor shall notify Mortgagee in writing of any failure by Mortgagor to comply with any provision of the Note, the Mortgage or any document executed in connection therewith immediately upon learning of such non-compliance, or if any representation, warranty or covenant contained in any such document is no longer true.  Mortgagor shall also immediately notify Mortgagee in writing if there is any material adverse change in any of the information or financial statements supplied to Mortgagee to induce Mortgagee to extend credit to Mortgagor or if such information or financial statement is required under this Mortgage or any other document executed in connection therewith.

32. COVENANTS SHALL RUN WITH THE LAND.  The covenants contained in this Mortgage shall run with the land and bind Mortgagor, each heir, legal representative, successor and assign of Mortgagor and each subsequent owner, encumbrancer, tenant and subtenant of the Premises or any portion thereof, and shall inure to the benefit of, and be enforceable by, Mortgagee and each successor and assign of Mortgagee.

33. NONWAIVER BY MORTGAGEE.  All rights and remedies of Mortgagee under this Mortgage and its other agreements with Mortgagor are cumulative, and no right or remedy shall be exclusive of any other right or remedy.  No single, partial or delayed exercise by Mortgagee or its agents of any right or remedy shall preclude full and timely exercise by Mortgagee or its agents at any time of any right or remedy of Mortgagee without notice or demand, at Mortgagee’s sole option.  No course of dealing or other conduct, no oral agreement or representation made by Mortgagee or its agents or usage of trade shall operate as a waiver of any right or remedy of Mortgagee.  No waiver of any right or remedy of Mortgagee hereunder shall be effective unless made specifically in writing by Mortgagee.  No notice or demand on Mortgagor or Guarantor in any case shall entitle Mortgagor or Guarantor to any other or further notice in similar or other circumstances.

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34. RIGHT OF SETOFF.  If an Event of Default occurs, Mortgagee, the Co-Lender and their respective Affiliates shall also have the right to setoff against the indebtedness any property held in a deposit or other account or otherwise owing by Mortgagee, the Co-Lender or their respective Affiliates including, in any capacity to any Mortgagor or Guarantor in any capacity whether or not the Indebtedness or the obligation to pay such moneys owed by Mortgagee and the Co-Lender is then due, and Mortgagee and the Co-Lender shall be deemed to have exercised such right of setoff immediately at the time of such election.

35. TERM; SURVIVAL.  The term of this Mortgage and Mortgagor’s obligations hereunder shall continue until the Indebtedness has been fully paid to Mortgagee’s satisfaction.  Mortgagor’s obligation to pay the costs and expenses hereunder shall survive the term of this Mortgage and the entry of any judgment of foreclosure.  Mortgagor’s representations, warranties, covenants and agreements shall survive during the term of this Mortgage and shall be presumed to have been relied upon by Mortgagee.  If after receipt of any payment of all or any part of the Indebtedness, Mortgagee is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, this Mortgage shall continue in full force notwithstanding any contrary action which may have been taken by Mortgagee in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Mortgagee’s rights under this Mortgage and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

36. MISCELLANEOUS.  This Mortgage is absolute and unconditional.  This Mortgage and all documents, including the Note, any Guaranty and any other document required to be executed by Mortgagor or Guarantor in connection with the transaction contemplated hereby constitute the entire agreement and understanding between the parties hereto with respect to such transaction and supersedes all prior negotiations, courses of dealing, understandings, and agreements between such parties with respect to such transactions.  This Mortgage is a binding obligation enforceable against Mortgagor and its heirs and legal representatives and its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns.  Any reference herein to “Mortgagee” shall be deemed to include and apply to every subsequent holder of this Mortgage and any reference herein to “Mortgagor”, or “Guarantor” shall include; (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of Mortgagor or Guarantor, as the case may be, shall have been transferred; (ii) in the case of a partnership Mortgagor or Guarantor (as the case may be) any new partnership which shall have been created by reason of the admission of any new partner or partners therein, or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate or limited liability company, Mortgagor or Guarantor (as the case may be) any other entity into or with which Mortgagor or Guarantor (as the case may be) shall have been merged, consolidated, reorganized, or absorbed.  It is the intent of Mortgagor and Mortgagee that the provisions of this Mortgage, other than those included in the New York statutory form of mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions contained in such statutory form.  Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; the word “or” has the inclusive meaning represented by the phrase “and/or”; the word “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and captions or section headings are solely for convenience and not part of the substance of this Mortgage.  Any representation, warranty, covenant or agreement herein shall survive execution and delivery of this Mortgage and shall be deemed continuous.  Each provision of this Mortgage shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law.  If any provision nevertheless is held invalid, the other provisions shall remain in effect.  Mortgagor agrees that in any legal proceeding, a photocopy of this Mortgage kept in Mortgagee’s course of business may be admitted into evidence as an original.

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37. JOINT AND SEVERAL.  If there is more than one Mortgagor, each of them shall be jointly and severally liable for all amounts and obligations which become due or should be performed under this Mortgage and the term “Mortgagor” shall include each as well as all of them.

38. GOVERNING LAW; JURISDICTION.  This Mortgage has been delivered to and accepted by Mortgagee and will be deemed to be made in the State of New York.  This Mortgage will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules.  MORTGAGOR AND MORTGAGEE HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK STATE IN NEW YORK OR WESTCHESTER COUNTY AND CONSENTS THAT MORTGAGEE MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT MORTGAGOR’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS MORTGAGE WILL PREVENT MORTGAGEE FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST MORTGAGOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF MORTGAGOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  Mortgagor acknowledges and agrees that the venue provided above is the most convenient forum for both Mortgagee and Mortgagor.  Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

39. WAIVER OF JURY TRIAL.  MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY EACH WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS MORTGAGE OR THE TRANSACTIONS RELATED THERETO.  MORTGAGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER.  MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE HAS BEEN INDUCED TO ACCEPT THIS MORTGAGE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

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40. RECOURSE LIABILITY.  No past, present or future member, or any past, present or future shareholder, partner, member, officer, employee, servant, executive, director, agent, authorized representative or affiliate of Borrower or any member of Borrower, (each such Person, an “Exculpated Party”) shall be personally liable for payments due hereunder or under any other Loan Document or for the performance of any obligation, or breach of any representation or warranty made by Borrower hereunder or thereunder.  The sole recourse of the Administrative Agent and the Lending Group for satisfaction of the obligations of Borrower hereunder and under any other Loan Document shall be against Borrower and its assets and not against any assets or property of any such Exculpated Party other than the direct or indirect ownership interest of such Exculpated Party in Borrower.  In the event that an Event of Default occurs in connection with such obligations, no action shall be brought against any such Exculpated Party by virtue of its direct or indirect ownership interest in Borrower.  In the event of foreclosure or other sale or disposition of the Premises, no judgment for any deficiency upon the obligations hereunder or under any other Loan Document shall be obtainable by the Administrative Agent or the Lending Group against any such Exculpated Party.  Notwithstanding the foregoing, nothing in this Section 40 shall affect or diminish the obligations of Borrower or Guarantor under or in respect of each Loan Document to which it is a party, including the Guarantees (including the right to name any Guarantor in any foreclosure action in connection with its obligations under the Guarantees).  Notwithstanding the foregoing provisions of this Section 40, each Exculpated Party shall be personally (and on a full recourse basis) liable for and shall indemnify and defend Administrative Agent and the Lending Group from and against, and shall hold Administrative Agent and the Lending Group harmless of, from and against any deficiency, liability, loss, damage, costs, and expenses (including legal fees and disbursements) suffered by Administrative Agent and/or the Lending Group and caused by, or arising out of or as a result of any of the following:  (i) such Person’s commission of a criminal act, (ii) such Person’s failure to comply with the provisions of the Loan Documents prohibiting a transfer or Change of Control; (iii) such Person’s misappropriation of any cash flow or other revenue derived from or in respect of the Project, including security deposits, insurance proceeds, condemnation awards, or any rental, sales or other income derived directly or indirectly from the Project, or the misapplication of any of the foregoing sums, in either event, in contravention of any provision of this Mortgage or the other Loan Documents; (iv) such Person’s fraud or misrepresentation or inaccurate certification made at any time in connection with the Loan Documents or the Indebtedness; (v) such Person’s intentional interference with Administrative Agent’s (or the Lending Groups’) exercise of its rights under any of the Loan Documents; (vi) such Person’s intentional destruction or removal of fixtures or personal property securing the Obligations unless replaced by items of equal value and utility; (vii) such Person’s misapplication or misappropriation of funds disbursed from the Project Fund; (viii) such Person’s commissions of intentional waste to or of the Project or any portion thereof or failure to maintain the Project and the Premises in the manner required by the Loan Documents; (ix) failure to maintain the insurance coverage required by the Loan Documents; (x) failure to pay taxes, assessments and any other charges, including, without limitation, charges for labor or materials, which could result in prior liens against any portion of the Project; (xi) willful misconduct; (xii) Borrower files a voluntary petition under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xiii) such Person files or joins in the filing of, or solicits or acts in concert with, or colludes or conspires with petitioning creditors with respect to, an involuntary petition against Borrower under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xiv) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xv) such Person consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Project; or (xvi) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

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41. ASSIGNMENT.   Upon the request of Mortgagor, Mortgagee shall assign its rights under this Mortgage in the event of a refinance of the Premises provided the debt is repaid in full in connection therewith and such assignment is made without recourse and without representation or warranty and further provided that Mortgagee hereby agrees to pay to Mortgagee an assignment fee of $5,000.00 (the “Assignment Fee”) and to pay the reasonable fees of Mortgagee's counsel to prepare such assignment, notwithstanding the foregoing, this Assignment Fee shall be in addition to not substitution for any Exit Fee that may or may not be due in accordance with the terms and conditions of the Loan Documents.

42. MAXIMUM AMOUNT OF INDEBTEDNESS.   Notwithstanding anything to the contrary in his Mortgage, the maximum aggregate principal amount of indebtedness that is, or under any contingency may be, secured by this Mortgage (including Mortgagor 's obligation to reimburse advances made by Mortgagee), either at execution or any time thereafter is $48,000,000.00 (the "Secured Amount"), plus amounts that Mortgagee has advanced to Mortgagor in accordance with the Loan Documents and that Mortgagee expends after a declaration of default under the Mortgage to the extent that any such amounts shall constitute payment of (i) taxes, charges or assessments that may be imposed by law upon the Premises; (ii) premiums on insurance policies covering the Premises; (iii) expenses incurred in upholding the lien of this Mortgage, including the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; or, (iv) any amount, cost or charge to which Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, in each such event, such amounts or costs, together with interest thereon, shall be added to the indebtedness secured hereby and shall be secured by this Mortgage.

43. PARTIAL RELEASE.  Mortgagee hereby agrees to release Lot 7 from the lien of this Mortgage upon the delivery of an opinion of counsel satisfactory to the Mortgagee, and Mortgagee's counsel that after release of Lot 7, the Plans and Specifications and the Project comply with zoning, such opinion to be in form satisfactory to Mortgagee and Mortgagee's Counsel for a release price of One Dollar, (“Release Price”).  In addition to the Release Price, Mortgagor shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements and all title insurance premiums, recording fees, taxes and charges, incurred by Mortgagee in connection with the matters to be approved or performed herein. The Mortgagor shall execute and deliver (or shall have caused to be executed and delivered) to the Mortgagee all of the documents necessary, if any, to modify the Loan Documents.

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IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor the day and year first above written.

Canarsie Plaza LLC

By:
Robert Masters
Senior Vice President

ACKNOWLEDGMENT

STATE OF NEW YORK	)
: ss.
COUNTY OF WESTCHESTER	)

On the 12th day of January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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MORTGAGE NOTE
New York

January 12, 2010	$25,000,000.00

BORROWER (Name): CANARSIE PLAZA LLC
(Organizational Structure): limited liability company
(State Law organized under): Delaware
(Address of chief executive office): c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

LENDER: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with its banking offices at One M&T Plaza, Buffalo, New York 14203 Attn: Office of the General Counsel ("M&T") individually as a lender and as the administrative agent for itself and Capital One, N.A., as a lender (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group (the “Lender”).

Definitions.  The following terms shall have the indicated meanings in this Note, capitalized terms used herein but not otherwise defined herein shall have their respective meanings ascribed to them in the Loan Agreement:

1.	“Escrow” shall mean any escrow requirement under the Mortgage or the Loan Agreement for the payment of taxes and/or other charges.
2.	“First Payment Date” shall mean the first day of March, 2010.
3.
“Loan Agreement” shall mean the building loan agreement between Borrower and the Lender dated the date hereof in connection with the construction and mortgage financing of real property described in the Mortgage, as the same may be amended, modified or replaced from time to time.

4.
“Loan Documents” shall mean this Note, the Loan Agreement, the Mortgage, the Survey, the Title Insurance Policy, the Guarantees and all other instruments, certificates, legal opinions and documents executed and delivered by either or both of the Borrower or the Lender in connection with this Note.

5.
“Maturity Date” is the earlier of (i) January 12, 2012; or (ii) any earlier date on which this Note is required to be paid in full, by acceleration or otherwise, under the Loan Agreement or any of the other Loan Documents.

6.
“Mortgage” shall mean the mortgage dated on or about the date of this Note executed by Borrower, as the same may be amended, modified or replaced from time to time, securing obligations arising pursuant to or in connection with this Note.

7.	“Principal Sum” shall mean Twenty Five Million Dollars ($25,000,000.00).

Promise to Pay.  For value received, and intending to be legally bound, the undersigned Borrower promises to pay to the order of M&T at its office identified above in lawful money of the United States and in immediately available funds, the Principal Sum or so much thereof as may be advanced, plus interest on the unpaid portion of the Principal Sum, all amounts, if any, required for the Escrow, and all Expenses (defined below).

Interest.  The unpaid Principal Sum advanced to Borrower under this Note shall accrue interest each day from and including the date proceeds of this Note are advanced to, but not including, the date all amounts hereunder are paid in full, at a variable per annum rate that shall be equal to the LIBOR Rate, as defined in the Rider, provided, however that, at any time from the date that is forty-five (45) days before the Maturity Date until the Maturity Date, the Borrower may select the Base Rate, as defined in the Rider, by notifying Lender in writing of its selection, provided, further that, the Borrower may not choose the LIBOR Rate if any loan at the LIBOR Rate would extend beyond the Maturity Date.  The definition of LIBOR, LIBOR Rate, adjustments to the LIBOR Rate and other provisions relative thereto are contained on the Rider attached hereto and made a part of this Note.

1

Interest will be calculated on the basis of a 360-day year consisting of twelve (12) months with the actual number of days of each month (28, 29, 30 or 31).

Maximum Legal Rate.  It is the intent of the Lender and Borrower that in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law (the “Maximum Legal Rate”).  Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, Borrower agrees that any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled and if received by the Lender shall be refunded to Borrower, without interest.

Default Rate.  Upon an Event of Default under any of the Loan Documents or immediately after maturity (whether due to the Maturity Date, by acceleration or otherwise) and continuing through a foreclosure sale, if any, until such time as title is transferred pursuant to such foreclosure sale, the interest rate on the unpaid Principal Sum shall be increased to a rate per annum of twenty-four percent (24%) (the “Default Rate”).  Any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such Default Rate.  No failure to impose or delay in imposing the Default Rate shall be construed as a waiver by the Lender of its right to collect, and Borrower’s obligation to pay, interest at the Default Rate effective as of the date of maturity (whether due to the Maturity Date, by acceleration or otherwise).

Repayment of Principal and Interest.  Borrower shall pay the Principal Sum and interest owing pursuant to this Note to the Lender as follows:

(i)	Borrower shall pay accrued interest to Lender on the First Payment Date and on the first Business Day of each month thereafter to, but not including, the Maturity Date; and

(ii)
On the Maturity Date, Borrower shall pay the outstanding Principal Sum and all accrued and unpaid interest, premiums, Expenses and all other amounts owing pursuant to this Note and the Loan Documents and remaining unpaid.

Late Charge.  If Borrower fails to pay, within five (5) days of its due date, any amount due and owing pursuant to this Note or the Loan Documents, including, without limitation, any Escrow payment due and owing, Borrower shall immediately pay to the Lender a late charge equal to five percent (5%) of the delinquent amount (the “Late Fee”); provided, however, if Borrower has timely satisfied all conditions for an interest advance under the Loan Documents and there is sufficient availability under the construction budget and under the Loan to make a requested interest advance and Lender fails to make such an advance for any reason not within the control of Borrower, then a Late Fee shall not accrue with respect to such Interest payment.

Application of Payments.  Payments may be applied in any order at the sole discretion of the Lender, but prior to an Event of Default or Maturity Date, each payment pursuant to this Note shall be applied first to accrued and unpaid interest, next to principal due, next to the Escrow, next to late charges, and finally to Expenses.

Prepayment.  Except to the extent provided in the paragraph entitled “Exit Fee” otherwise provided herein, Borrower shall have the option of paying the Principal Sum to the Lender in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Lender at least thirty (30) days prior to making such payment; provided, however, that together with such prepayment, Borrower shall pay to the Lender the Breakage Fee set forth on the Rider, attached to and made a part of this Note by reference.  Upon making any prepayment of the Principal Sum in whole, Borrower shall pay to the Lender all interest and Expenses owing pursuant to this Note or the Loan Documents and remaining unpaid.  Any partial payment of the Principal Sum shall be applied in inverse order of maturity.  In the event the Maturity Date of this Note is accelerated following an Event of Default, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such Event of Default shall be expressly deemed a voluntary prepayment.  In such a case, to the extent permitted by law, the Lender shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the Breakage Fee.

2

Exit Fee.  Borrower shall pay to the Lender, at the time of repayment of the Principal Sum, whether at the Maturity Date or otherwise, an “Exit Fee” equal to one-quarter of one percent (.25%) of the Principal Sum repaid; provided, however, that such Exit Fee shall be waived if:

(a) the Principal Sum is refinanced with the Lending Group; or

(b) Borrower elects to refinance the Principal Sum with a qualified third-party lender, provided:

(i) Borrower has first provided the Lending Group with written notice that it has initiated discussions with a third-party lender; and

(ii) Borrower has provided Lending Group with a copy of a bona fide proposal for financing from such third-party lender.  Such proposal shall be deemed to have been  submitted to the Lending Group no earlier than  ten (10) Business Days after the date of such notice provided for in item (i) above; and

(iii) The Lending Group does not provide a refinancing proposal within twenty-one (21) Business Days of receipt of the third-party proposal that is substantially similar with respect to amount of loan proceeds, term, level of recourse, if any, interest rate and fees.

Borrower acknowledges and agrees that any breach of its obligations hereunder shall constitute an Event of Default under this Note.

Business Purpose.  This Note is being given by Borrower to the Lender in connection with the construction and mortgage financing of real property described in Mortgage and Borrower represents and warrants that the indebtedness evidenced by this Note is for a business purpose.

Events of Default; Acceleration.  This Note is issued pursuant to the Loan Agreement and is secured by the Mortgage, and the Lender is entitled to the benefits thereof.  Any Event of Default (as defined in either the Mortgage or the Loan Agreement) is an “Event of Default” under this Note, including, without limitation, Borrower’s breach of any obligations hereunder.  The maturity of this Note shall be accelerated and all amounts under this Note shall become immediately due and payable without any notice, demand, presentment or protest of any kind (each of which is waived by Borrower) (a) automatically, if Borrower or Mortgagor commences any bankruptcy or insolvency proceeding, if voluntary, or upon the lapse of sixty (60) days without dismissal thereof, if involuntary; (b) at the sole option of the Lender, upon or at any time or from time to time after the existence of an Event of Default; and (c) upon the Maturity Date.  After maturity (whether due to the Maturity Date, by acceleration or otherwise), interest on the outstanding Principal Sum shall accrue at the Default Rate and the Lender’s acceptance of any partial payment of the outstanding Principal Sum and/or payment of accrued interest shall not affect that all amounts under this Note are due and payable in full.

Expenses.  Borrower shall pay to the Lender and to Co-Lender on demand each reasonable cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Lender and to Co-Lender, whether internal or external and whether retained for advice, for litigation or for any other purpose) incurred by the Lender, the Co-Lender or their respective agents either directly or indirectly in connection with this Note including, without limitation, endeavoring to (1) collect any amount owing pursuant to this Note or negotiate or document a workout or restructuring; (2) enforce or realize upon any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing or otherwise directly or indirectly applicable in any such amount; or (3) preserve or exercise any right or remedy of the Lender and the Co-Lender pursuant to this Note (the “Expenses”).

3

Right of Setoff.  The Lender and the Co-Lender shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Lender or the Co-Lender or otherwise owing by the Lender or the Co-Lender in any capacity to Borrower or any endorser of this Note.  Such set-off shall be deemed to have been exercised immediately at the time the Lender , the Co-Lender or such affiliate elects to do so.

Miscellaneous.  This Note and any other document required to be executed by Borrower or any guarantor or other party in connection with the transaction contemplated hereby constitute the entire agreement and understanding between the parties hereto with respect to such transaction and supersedes all prior negotiations, courses of dealing, understandings, and agreements between such parties with respect to such transactions.  All rights and remedies of the Lender under applicable law, the Mortgage, the Loan Agreement, this Note or any document in connection with the transaction contemplated hereby or amendment thereof are cumulative and not exclusive.  No single, partial or delayed exercise by the Lender of any right or remedy shall preclude the subsequent exercise by the Lender at any time of any right or remedy of the Lender without notice.  No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Lender.  No course of dealing or other conduct, no oral agreement or representation made by the Lender, and no usage of trade, shall operate as a waiver of any right or remedy of the Lender.  Borrower agrees that in any legal proceeding, a copy of this Note kept in the Lender’s course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect.  Section headings are for convenience only.  Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

Time is of the essence as to all dates set forth herein, provided, however, that whenever performance hereunder would be due on a Saturday, Sunday or public holiday or the equivalent for banks generally under applicable federal law and, if no applicable federal law exists, then the applicable state law (any other day being a "Business Day"), such performance shall be made on the next succeeding Business Day.

Notices.  Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower or to the Lender, addressed as set forth below (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this section).   Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) Business Days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) Business Day after delivery to a nationally recognized overnight courier service (e.g., Federal Express).  Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Lender.

Lender:	Manufacturers and Traders Trust Company
One Fountain Plaza
Buffalo, New York 14203
Attention: Office of General Counsel

with a copy to:	DelBello Donnellan Weingarten Wise & Wiederkehr, LLP
1 North Lexington Avenue
White Plains, New York 10601
Attention: Ann Carlson, Esq.
and
Manufacturers and Traders Trust Company
303 South Broadway, Suite 130
Tarrytown, New York 10592
Attention: John Stroligo, Vice President

4

If to Borrower:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention: Robert Masters, Esq.

Joint and Several.  If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Note and the term “Borrower” shall include each as well as all of them.

Governing Law; Jurisdiction.  This Note has been delivered to and accepted by the Lender and will be deemed to be made in the State of New York.  Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. BORROWER AND LENDER HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN NEW YORK OR WESTCHESTER COUNTY, AND CONSENTS THAT THE LENDER MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and Borrower.  Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial.  BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO.  BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER.  BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Recourse Liability.  No past, present or future member, or any past, present or future shareholder, partner, member, officer, employee, servant, executive, director, agent, authorized representative or affiliate of Borrower or any member of Borrower, (each such Person, an “Exculpated Party”) shall be personally liable for payments due hereunder or under any other Loan Document or for the performance of any obligation, or breach of any representation or warranty made by Borrower hereunder or thereunder.  The sole recourse of the Lender and the Lending Group for satisfaction of the obligations of Borrower hereunder and under any other Loan Document shall be against Borrower and its assets and not against any assets or property of any such Exculpated Party other than the direct or indirect ownership interest of such Exculpated Party in Borrower.  In the event that an Event of Default occurs in connection with such obligations, no action shall be brought against any such Exculpated Party by virtue of its direct or indirect ownership interest in Borrower.  In the event of foreclosure or other sale or disposition of the Premises, no judgment for any deficiency upon the obligations hereunder or under any other Loan Document shall be obtainable by the Lender or the Lending Group against any such Exculpated Party.  Notwithstanding the foregoing, nothing in this paragraph shall affect or diminish the obligations of Borrower or Guarantor under or in respect of each Loan Document to which it is a party, including the Guarantees (including the right to name any Guarantor in any foreclosure action in connection with its obligations under the Guarantees).

5

Notwithstanding the foregoing provisions of this paragraph, each Exculpated Party shall be personally (and on a full recourse basis) liable for and shall indemnify and defend Lender and the Lending Group from and against, and shall hold Lender and the Lending Group harmless of, from and against any deficiency, liability, loss, damage, costs, and expenses (including legal fees and disbursements) suffered by Lender and/or the Lending Group and caused by, or arising out of or as a result of any of the following:  (i) such Person’s commission of a criminal act, (ii) such Person’s failure to comply with the provisions of the Loan Documents prohibiting a transfer or Change of Control; (iii) such Person’s misappropriation of any cash flow or other revenue derived from or in respect of the Project, including security deposits, insurance proceeds, condemnation awards, or any rental, sales or other income derived directly or indirectly from the Project, or the misapplication of any of the foregoing sums, in either event, in contravention of any provision of the Mortgage or the other Loan Documents; (iv) such Person’s fraud or misrepresentation or inaccurate certification made at any time in connection with the Loan Documents or the Indebtedness; (v) such Person’s intentional interference with Lender’s (or the Lending Groups’) exercise of its rights under any of the Loan Documents; (vi) such Person’s intentional destruction or removal of fixtures or personal property securing the Obligations unless replaced by items of equal value and utility; (vii) such Person’s misapplication or misappropriation of funds disbursed from the Project Fund; (viii) such Person’s commissions of intentional waste to or of the Project or any portion thereof or failure to maintain the Project and the Premises in the manner required by the Loan Documents; (ix) failure to maintain the insurance coverage required by the Loan Documents; (x) failure to pay taxes, assessments and any other charges, including, without limitation, charges for labor or materials, which could result in prior liens against any portion of the Project; (xi) willful misconduct; (xii) Borrower files a voluntary petition under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xiii) such Person files or joins in the filing of, or solicits or acts in concert with, or colludes or conspires with petitioning creditors with respect to, an involuntary petition against Borrower under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xiv) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xv) such Person consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Project; or (xvi) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

Preauthorized Transfers from Deposit Account.  If a deposit account number is provided in the following blank Borrower hereby authorizes the Lender to debit Borrower’s deposit account #_________________________ with the Lender automatically for any amount which becomes due under this Note.

Acknowledgment.  Borrower acknowledges that it has read and understands all the provisions of this Note, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

BORROWER

Canarsie Plaza LLC

By: ____________________
Robert Masters
                Senior Vice President

STATE OF NEW YORK )
                           : ss.
COUNTY OF WESTCHESTER )

On the 12th day of January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
______________________________________________
Notary Public
__________________________________________________________________________________________________________________________________________
FOR INTERNAL USE ONLY

Authorization Confirmed: _____________________________________________________________________________________________________

6

RIDER TO
MORTGAGE NOTE
(LIBOR Rider)

Borrower: Canarsie Plaza LLC
Mortgage Note Original Principal Amount: $25,000,000.00
Mortgage Note Date: January 12, 2010

Definitions.  As used in this Rider, each capitalized term shall have the meaning specified in the Note and the following terms shall have the indicated meanings:

1)	“Adjustment Date” shall be the first calendar day of each month.

2)	“Applicable Interest Rate” shall mean either the LIBOR Rate or the Base Rate, as the case may be.

3)	“Base Month” shall mean the first month following the month in which the Note Set Date occurs. For example, if the Note Set Date is March 10, then the “Base Month” would be April.

4)
“Base Rate” shall be equal to the greater of (a) the rate of interest announced by the Lender as its prime rate of interest in effect on the first day of each calendar month, plus one (1) percentage point or (b) an interest rate floor of 6.50% (the “Interest Rate Floor”).

5)
“Joint Business Day” shall mean any day of the year on which banking institutions in New York, New York are not authorized or required by law or other governmental action to close and, in connection with the LIBOR Rate, on which dealings are carried on in the London Interbank market.

6)
“LIBOR” means the rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) obtained by dividing (i) the one month interest period London Interbank Offered Rate for United States dollar deposits in the London interbank market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable), as determined by the Lender from any broker, quoting service or commonly available source utilized by the Lender or its agents, by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against “Eurocurrency Liabilities” as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on any loan bearing interest at a LIBOR Rate is determined, or any category of extensions of credit or other assets which includes loans by a non-United States office of a bank to United States residents) on such date to any member bank of the Federal Reserve System. Notwithstanding any provision above, the practice of rounding to determine LIBOR may be discontinued at any time in the Lender’s sole discretion.

7)	“LIBOR Rate” shall mean the greater of (a) 4.00% percentage points above LIBOR or (b) the Interest Rate Floor.

8)	“Note Set Date” shall mean the date the first advance is made to Borrower.

LIBOR Rate Adjustments.  The LIBOR Rate shall be initially based on one month LIBOR in effect two (2) Joint Business Days before the Note Set Date, then adjusted on the first calendar day of the Base Month using the LIBOR in effect two (2) Joint Business Days prior to that first calendar day of the Base Month.  Thereafter, the LIBOR rate shall be adjusted on the Adjustment Date based on the applicable LIBOR in effect two (2) Joint Business Days prior to the respective Adjustment Date.

7

Inability to Determine LIBOR Rates.  If the Lender shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR with respect to this Note, the Lender will give notice of such determination to Borrower.  Upon such determination and notice, the Lender may convert the Applicable Interest Rate from the LIBOR Rate to the Base Rate.  Thereafter, the Lender may not maintain the Applicable Rate at the LIBOR Rate hereunder until the Lender revokes such notice in writing.

Increased Cost.  If the Lender shall determine that due to either (a) the introduction of any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of LIBOR) in or in the interpretation of any requirement of law, or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining any loan at the LIBOR Rate, Borrower shall be liable for, and shall from time to time, upon demand therefor by the Lender, pay to the Lender such additional amounts as are sufficient to compensate the Lender for such increased costs.

Illegality.  If the Lender shall determine that the introduction of any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a governmental authority or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful for the Lender to make a loan at the LIBOR Rate then, on notice thereof by the Lender to Borrower, the Lender may suspend maintaining this loan at the LIBOR Rate until the Lender shall have notified Borrower that the circumstances giving rise to such determination shall no longer exist and the Lender may convert the Applicable Interest Rate from the LIBOR Rate to the Base Rate.

Conversion.  The Lender may, in its sole discretion, convert the Applicable Interest Rate from the LIBOR Rate to the Base Rate upon the occurrence of an Event of Default.  The Applicable Rate shall automatically convert from the LIBOR Rate to the Base Rate on the date Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower.

Default Rate.  Notwithstanding anything to the contrary in the Note, the default rate of interest that the Lender may charge under the Note shall be at a rate per annum of twenty-four percent (24%).  Nothing herein shall be construed to be a waiver by the Lender to have any Loan accrue interest at the default rate or other rights of the Lender set forth in this Note.

Prepayment.  If Borrower prepays any principal amount (in whole or in part) when the Applicable Rate is the LIBOR Rate on or as of any day other than the last day of the selected interest period (other than regular installments of principal as set forth in the Note), or there is a conversion from the LIBOR Rate to the Base Rate, pursuant to the terms of this Note, on or as of any day other than the last day of the selected interest period, then Borrower shall be liable for and shall pay the Lender, on demand, an amount (the “Breakage Fee”) equal the actual amount of the liabilities, expenses, costs and/or funding losses that are a direct or indirect result of such prepayment, conversion or other condition described herein, including, without limitation, any liability, expense, cost (including administrative cost) or loss derived from liquidating or employing deposits acquired to fund or maintain the applicable loan through the end of the applicable interest period.  The Lender’s calculation of any Breakage Fee shall, in the absence of manifest error, be conclusive and binding upon Borrower.  Borrower acknowledges and understands that, upon demand for payment or acceleration of maturity (as applicable) of all indebtedness under this Note, any tender of payment made thereafter shall be deemed a voluntary prepayment and, to the extent permitted by law, Borrower shall pay to the Lender the appropriate Breakage Fee in connection therewith.

Canarsie Plaza LLC

By:
Robert Masters
Senior Vice President

8

MORTGAGE NOTE
New York

January 12, 2010	$23,000,000.00

BORROWER (Name): CANARSIE PLAZA LLC
(Organizational Structure): limited liability company
(State Law organized under): Delaware
(Address of chief executive office): c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

LENDER: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with its banking offices at One M&T Plaza, Buffalo, New York 14203 Attn: Office of the General Counsel ("M&T") individually as a lender and as the administrative agent for itself and Capital One, N.A., as a lender (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group (the “Lender”).

Definitions.  The following terms shall have the indicated meanings in this Note, capitalized terms used herein but not otherwise defined herein shall have their respective meanings ascribed to them in the Loan Agreement:

1.	“Escrow” shall mean any escrow requirement under the Mortgage or the Loan Agreement for the payment of taxes and/or other charges.
2.	“First Payment Date” shall mean the first day of March, 2010.
3.
“Loan Agreement” shall mean the building loan agreement between Borrower and the Lender dated the date hereof in connection with the construction and mortgage financing of real property described in the Mortgage, as the same may be amended, modified or replaced from time to time.

4.
“Loan Documents” shall mean this Note, the Loan Agreement, the Mortgage, the Survey, the Title Insurance Policy, the Guarantees and all other instruments, certificates, legal opinions and documents executed and delivered by either or both of the Borrower or the Lender in connection with this Note.

5.
“Maturity Date” is the earlier of (i) January 12, 2012; or (ii) any earlier date on which this Note is required to be paid in full, by acceleration or otherwise, under the Loan Agreement or any of the other Loan Documents.

6.
“Mortgage” shall mean the mortgage dated on or about the date of this Note executed by Borrower, as the same may be amended, modified or replaced from time to time, securing obligations arising pursuant to or in connection with this Note.

7.	“Principal Sum” shall mean Twenty Three Million Dollars ($23,000,000.00).

Promise to Pay.  For value received, and intending to be legally bound, the undersigned Borrower promises to pay to the order of Co-Lender at Capital One, N.A., Commercial Real Estate, 275 Broadhollow Road, P. O. Box 8914, Melville, NY 11747, Attention: Peter A. Welch, Senior Vice President in lawful money of the United States and in immediately available funds, the Principal Sum or so much thereof as may be advanced, plus interest on the unpaid portion of the Principal Sum, all amounts, if any, required for the Escrow, and all Expenses (defined below).

Interest.  The unpaid Principal Sum advanced to Borrower under this Note shall accrue interest each day from and including the date proceeds of this Note are advanced to, but not including, the date all amounts hereunder are paid in full, at a variable per annum rate that shall be equal to the LIBOR Rate, as defined in the Rider, provided, however that, at any time from the date that is forty-five (45) days before the Maturity Date until the Maturity Date, the Borrower may select the Base Rate, as defined in the Rider, by notifying Lender in writing of its selection, provided, further that, the Borrower may not choose the LIBOR Rate if any loan at the LIBOR Rate would extend beyond the Maturity Date.  The definition of LIBOR, LIBOR Rate, adjustments to the LIBOR Rate and other provisions relative thereto are contained on the Rider attached hereto and made a part of this Note.

1

Interest will be calculated on the basis of a 360-day year consisting of twelve (12) months with the actual number of days of each month (28, 29, 30 or 31).

Maximum Legal Rate.  It is the intent of the Lender and Borrower that in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law (the “Maximum Legal Rate”).  Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, Borrower agrees that any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled and if received by the Lender shall be refunded to Borrower, without interest.

Default Rate.  Upon an Event of Default under any of the Loan Documents or immediately after maturity (whether due to the Maturity Date, by acceleration or otherwise) and continuing through a foreclosure sale, if any, until such time as title is transferred pursuant to such foreclosure sale, the interest rate on the unpaid Principal Sum shall be increased to a rate per annum of twenty-four percent (24%) (the “Default Rate”).  Any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such Default Rate.  No failure to impose or delay in imposing the Default Rate shall be construed as a waiver by the Lender of its right to collect, and Borrower’s obligation to pay, interest at the Default Rate effective as of the date of maturity (whether due to the Maturity Date, by acceleration or otherwise).

Repayment of Principal and Interest.  Borrower shall pay the Principal Sum and interest owing pursuant to this Note to the Lender as follows:

(i)	Borrower shall pay accrued interest to Lender on the First Payment Date and on the first Business Day of each month thereafter to, but not including, the Maturity Date; and

(ii)
On the Maturity Date, Borrower shall pay the outstanding Principal Sum and all accrued and unpaid interest, premiums, Expenses and all other amounts owing pursuant to this Note and the Loan Documents and remaining unpaid.

Late Charge.  If Borrower fails to pay, within five (5) days of its due date, any amount due and owing pursuant to this Note or the Loan Documents, including, without limitation, any Escrow payment due and owing, Borrower shall immediately pay to the Lender a late charge equal to five percent (5%) of the delinquent amount (the “Late Fee”); provided, however, if Borrower has timely satisfied all conditions for an interest advance under the Loan Documents and there is sufficient availability under the construction budget and under the Loan to make a requested interest advance and Lender fails to make such an advance for any reason not within the control of Borrower, then a Late Fee shall not accrue with respect to such Interest payment.

Application of Payments.  Payments may be applied in any order at the sole discretion of the Lender, but prior to an Event of Default or Maturity Date, each payment pursuant to this Note shall be applied first to accrued and unpaid interest, next to principal due, next to the Escrow, next to late charges, and finally to Expenses.

Prepayment.  Except to the extent provided in the paragraph entitled “Exit Fee” otherwise provided herein, Borrower shall have the option of paying the Principal Sum to the Lender in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Lender at least thirty (30) days prior to making such payment; provided, however, that together with such prepayment, Borrower shall pay to the Lender the Breakage Fee set forth on the Rider, attached to and made a part of this Note by reference.  Upon making any prepayment of the Principal Sum in whole, Borrower shall pay to the Lender all interest and Expenses owing pursuant to this Note or the Loan Documents and remaining unpaid.  Any partial payment of the Principal Sum shall be applied in inverse order of maturity.  In the event the Maturity Date of this Note is accelerated following an Event of Default, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such Event of Default shall be expressly deemed a voluntary prepayment.  In such a case, to the extent permitted by law, the Lender shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the Breakage Fee.

2

Exit Fee.  Borrower shall pay to the Lender, at the time of repayment of the Principal Sum, whether at the Maturity Date or otherwise, an “Exit Fee” equal to one-quarter of one percent (.25%) of the Principal Sum repaid; provided, however, that such Exit Fee shall be waived if:

(a) the Principal Sum is refinanced with the Lending Group; or

(b) Borrower elects to refinance the Principal Sum with a qualified third-party lender, provided:

(i) Borrower has first provided the Lending Group with written notice that it has initiated discussions with a third-party lender; and

(ii) Borrower has provided Lending Group with a copy of a bona fide proposal for financing from such third-party lender.  Such proposal shall be deemed to have been  submitted to the Lending Group no earlier than  ten (10) Business Days after the date of such notice provided for in item (i) above; and

(iii) The Lending Group does not provide a refinancing proposal within twenty-one (21) Business Days of receipt of the third-party proposal that is substantially similar with respect to amount of loan proceeds, term, level of recourse, if any, interest rate and fees.

Borrower acknowledges and agrees that any breach of its obligations hereunder shall constitute an Event of Default under this Note.

Business Purpose.  This Note is being given by Borrower to the Lender in connection with the construction and mortgage financing of real property described in Mortgage and Borrower represents and warrants that the indebtedness evidenced by this Note is for a business purpose.

Events of Default; Acceleration.  This Note is issued pursuant to the Loan Agreement and is secured by the Mortgage, and the Lender is entitled to the benefits thereof.  Any Event of Default (as defined in either the Mortgage or the Loan Agreement) is an “Event of Default” under this Note, including, without limitation, Borrower’s breach of any obligations hereunder.  The maturity of this Note shall be accelerated and all amounts under this Note shall become immediately due and payable without any notice, demand, presentment or protest of any kind (each of which is waived by Borrower) (a) automatically, if Borrower or Mortgagor commences any bankruptcy or insolvency proceeding, if voluntary, or upon the lapse of sixty (60) days without dismissal thereof, if involuntary; (b) at the sole option of the Lender, upon or at any time or from time to time after the existence of an Event of Default; and (c) upon the Maturity Date.  After maturity (whether due to the Maturity Date, by acceleration or otherwise), interest on the outstanding Principal Sum shall accrue at the Default Rate and the Lender’s acceptance of any partial payment of the outstanding Principal Sum and/or payment of accrued interest shall not affect that all amounts under this Note are due and payable in full.

Expenses.  Borrower shall pay to the Lender and to Co-Lender on demand each reasonable cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Lender and to Co-Lender, whether internal or external and whether retained for advice, for litigation or for any other purpose) incurred by the Lender, the Co-Lender or their respective agents either directly or indirectly in connection with this Note including, without limitation, endeavoring to (1) collect any amount owing pursuant to this Note or negotiate or document a workout or restructuring; (2) enforce or realize upon any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing or otherwise directly or indirectly applicable in any such amount; or (3) preserve or exercise any right or remedy of the Lender and the Co-Lender pursuant to this Note (the “Expenses”).

3

Right of Setoff.  The Lender and the Co-Lender shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Lender or the Co-Lender or otherwise owing by the Lender or the Co-Lender in any capacity to Borrower or any endorser of this Note.  Such set-off shall be deemed to have been exercised immediately at the time the Lender , the Co-Lender or such affiliate elects to do so.

Miscellaneous.  This Note and any other document required to be executed by Borrower or any guarantor or other party in connection with the transaction contemplated hereby constitute the entire agreement and understanding between the parties hereto with respect to such transaction and supersedes all prior negotiations, courses of dealing, understandings, and agreements between such parties with respect to such transactions.  All rights and remedies of the Lender under applicable law, the Mortgage, the Loan Agreement, this Note or any document in connection with the transaction contemplated hereby or amendment thereof are cumulative and not exclusive.  No single, partial or delayed exercise by the Lender of any right or remedy shall preclude the subsequent exercise by the Lender at any time of any right or remedy of the Lender without notice.  No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Lender.  No course of dealing or other conduct, no oral agreement or representation made by the Lender, and no usage of trade, shall operate as a waiver of any right or remedy of the Lender.  Borrower agrees that in any legal proceeding, a copy of this Note kept in the Lender’s course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect.  Section headings are for convenience only.  Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

Time is of the essence as to all dates set forth herein, provided, however, that whenever performance hereunder would be due on a Saturday, Sunday or public holiday or the equivalent for banks generally under applicable federal law and, if no applicable federal law exists, then the applicable state law (any other day being a "Business Day"), such performance shall be made on the next succeeding Business Day.

Notices.  Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower or to the Lender, addressed as set forth below (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this section).   Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) Business Days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) Business Day after delivery to a nationally recognized overnight courier service (e.g., Federal Express).  Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Lender.

Lender:	Manufacturers and Traders Trust Company
One Fountain Plaza
Buffalo, New York 14203
Attention: Office of General Counsel

with a copy to:	DelBello Donnellan Weingarten Wise & Wiederkehr, LLP
1 North Lexington Avenue
White Plains, New York 10601
Attention: Ann Carlson, Esq.
and
Manufacturers and Traders Trust Company
303 South Broadway, Suite 130
Tarrytown, New York 10592
Attention: John Stroligo, Vice President

4

If to Borrower:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention: Robert Masters, Esq.

Joint and Several.  If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Note and the term “Borrower” shall include each as well as all of them.

Governing Law; Jurisdiction.  This Note has been delivered to and accepted by the Lender and will be deemed to be made in the State of New York.  Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. BORROWER AND LENDER HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN NEW YORK OR WESTCHESTER COUNTY, AND CONSENTS THAT THE LENDER MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and Borrower.  Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial.  BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO.  BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER.  BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Recourse Liability.  No past, present or future member, or any past, present or future shareholder, partner, member, officer, employee, servant, executive, director, agent, authorized representative or affiliate of Borrower or any member of Borrower, (each such Person, an “Exculpated Party”) shall be personally liable for payments due hereunder or under any other Loan Document or for the performance of any obligation, or breach of any representation or warranty made by Borrower hereunder or thereunder.  The sole recourse of the Lender and the Lending Group for satisfaction of the obligations of Borrower hereunder and under any other Loan Document shall be against Borrower and its assets and not against any assets or property of any such Exculpated Party other than the direct or indirect ownership interest of such Exculpated Party in Borrower.  In the event that an Event of Default occurs in connection with such obligations, no action shall be brought against any such Exculpated Party by virtue of its direct or indirect ownership interest in Borrower.  In the event of foreclosure or other sale or disposition of the Premises, no judgment for any deficiency upon the obligations hereunder or under any other Loan Document shall be obtainable by the Lender or the Lending Group against any such Exculpated Party.  Notwithstanding the foregoing, nothing in this paragraph shall affect or diminish the obligations of Borrower or Guarantor under or in respect of each Loan Document to which it is a party, including the Guarantees (including the right to name any Guarantor in any foreclosure action in connection with its obligations under the Guarantees).

5

Notwithstanding the foregoing provisions of this paragraph, each Exculpated Party shall be personally (and on a full recourse basis) liable for and shall indemnify and defend Lender and the Lending Group from and against, and shall hold Lender and the Lending Group harmless of, from and against any deficiency, liability, loss, damage, costs, and expenses (including legal fees and disbursements) suffered by Lender and/or the Lending Group and caused by, or arising out of or as a result of any of the following:  (i) such Person’s commission of a criminal act, (ii) such Person’s failure to comply with the provisions of the Loan Documents prohibiting a transfer or Change of Control; (iii) such Person’s misappropriation of any cash flow or other revenue derived from or in respect of the Project, including security deposits, insurance proceeds, condemnation awards, or any rental, sales or other income derived directly or indirectly from the Project, or the misapplication of any of the foregoing sums, in either event, in contravention of any provision of the Mortgage or the other Loan Documents; (iv) such Person’s fraud or misrepresentation or inaccurate certification made at any time in connection with the Loan Documents or the Indebtedness; (v) such Person’s intentional interference with Lender’s (or the Lending Groups’) exercise of its rights under any of the Loan Documents; (vi) such Person’s intentional destruction or removal of fixtures or personal property securing the Obligations unless replaced by items of equal value and utility; (vii) such Person’s misapplication or misappropriation of funds disbursed from the Project Fund; (viii) such Person’s commissions of intentional waste to or of the Project or any portion thereof or failure to maintain the Project and the Premises in the manner required by the Loan Documents; (ix) failure to maintain the insurance coverage required by the Loan Documents; (x) failure to pay taxes, assessments and any other charges, including, without limitation, charges for labor or materials, which could result in prior liens against any portion of the Project; (xi) willful misconduct; (xii) Borrower files a voluntary petition under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xiii) such Person files or joins in the filing of, or solicits or acts in concert with, or colludes or conspires with petitioning creditors with respect to, an involuntary petition against Borrower under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xiv) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Federal Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (xv) such Person consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Project; or (xvi) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

Preauthorized Transfers from Deposit Account.  If a deposit account number is provided in the following blank Borrower hereby authorizes the Lender to debit Borrower’s deposit account #_________________________ with the Lender automatically for any amount which becomes due under this Note.

Acknowledgment.  Borrower acknowledges that it has read and understands all the provisions of this Note, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

BORROWER

Canarsie Plaza LLC

By: ____________________
Robert Masters
                Senior Vice President

STATE OF NEW YORK )
                           : ss.
COUNTY OF WESTCHESTER )

On the 12th day of January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
______________________________________________
Notary Public

6

RIDER TO
MORTGAGE NOTE
(LIBOR Rider)

Borrower: Canarsie Plaza LLC
Mortgage Note Original Principal Amount: $23,000,000.00
Mortgage Note Date: January 12, 2010

Definitions.  As used in this Rider, each capitalized term shall have the meaning specified in the Note and the following terms shall have the indicated meanings:

1)	“Adjustment Date” shall be the first calendar day of each month.

2)	“Applicable Interest Rate” shall mean either the LIBOR Rate or the Base Rate, as the case may be.

3)	“Base Month” shall mean the first month following the month in which the Note Set Date occurs. For example, if the Note Set Date is March 10, then the “Base Month” would be April.

4)
“Base Rate” shall be equal to the greater of (a) the rate of interest announced by the Lender as its prime rate of interest in effect on the first day of each calendar month, plus one (1) percentage point or (b) an interest rate floor of 6.50% (the “Interest Rate Floor”).

5)
“Joint Business Day” shall mean any day of the year on which banking institutions in New York, New York are not authorized or required by law or other governmental action to close and, in connection with the LIBOR Rate, on which dealings are carried on in the London Interbank market.

6)
“LIBOR” means the rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) obtained by dividing (i) the one month interest period London Interbank Offered Rate for United States dollar deposits in the London interbank market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable), as determined by the Lender from any broker, quoting service or commonly available source utilized by the Lender or its agents, by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against “Eurocurrency Liabilities” as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on any loan bearing interest at a LIBOR Rate is determined, or any category of extensions of credit or other assets which includes loans by a non-United States office of a bank to United States residents) on such date to any member bank of the Federal Reserve System. Notwithstanding any provision above, the practice of rounding to determine LIBOR may be discontinued at any time in the Lender’s sole discretion.

7)	“LIBOR Rate” shall mean the greater of (a) 4.00% percentage points above LIBOR or (b) the Interest Rate Floor.

8)	“Note Set Date” shall mean the date the first advance is made to Borrower.

LIBOR Rate Adjustments.  The LIBOR Rate shall be initially based on one month LIBOR in effect two (2) Joint Business Days before the Note Set Date, then adjusted on the first calendar day of the Base Month using the LIBOR in effect two (2) Joint Business Days prior to that first calendar day of the Base Month.  Thereafter, the LIBOR rate shall be adjusted on the Adjustment Date based on the applicable LIBOR in effect two (2) Joint Business Days prior to the respective Adjustment Date.

Inability to Determine LIBOR Rates.  If the Lender shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR with respect to this Note, the Lender will give notice of such determination to Borrower.  Upon such determination and notice, the Lender may convert the Applicable Interest Rate from the LIBOR Rate to the Base Rate.  Thereafter, the Lender may not maintain the Applicable Rate at the LIBOR Rate hereunder until the Lender revokes such notice in writing.

7

Increased Cost.  If the Lender shall determine that due to either (a) the introduction of any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of LIBOR) in or in the interpretation of any requirement of law, or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining any loan at the LIBOR Rate, Borrower shall be liable for, and shall from time to time, upon demand therefor by the Lender, pay to the Lender such additional amounts as are sufficient to compensate the Lender for such increased costs.

Illegality.  If the Lender shall determine that the introduction of any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a governmental authority or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful for the Lender to make a loan at the LIBOR Rate then, on notice thereof by the Lender to Borrower, the Lender may suspend maintaining this loan at the LIBOR Rate until the Lender shall have notified Borrower that the circumstances giving rise to such determination shall no longer exist and the Lender may convert the Applicable Interest Rate from the LIBOR Rate to the Base Rate.

Conversion.  The Lender may, in its sole discretion, convert the Applicable Interest Rate from the LIBOR Rate to the Base Rate upon the occurrence of an Event of Default.  The Applicable Rate shall automatically convert from the LIBOR Rate to the Base Rate on the date Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower.

Default Rate.  Notwithstanding anything to the contrary in the Note, the default rate of interest that the Lender may charge under the Note shall be at a rate per annum of twenty-four percent (24%).  Nothing herein shall be construed to be a waiver by the Lender to have any Loan accrue interest at the default rate or other rights of the Lender set forth in this Note.

Prepayment.  If Borrower prepays any principal amount (in whole or in part) when the Applicable Rate is the LIBOR Rate on or as of any day other than the last day of the selected interest period (other than regular installments of principal as set forth in the Note), or there is a conversion from the LIBOR Rate to the Base Rate, pursuant to the terms of this Note, on or as of any day other than the last day of the selected interest period, then Borrower shall be liable for and shall pay the Lender, on demand, an amount (the “Breakage Fee”) equal the actual amount of the liabilities, expenses, costs and/or funding losses that are a direct or indirect result of such prepayment, conversion or other condition described herein, including, without limitation, any liability, expense, cost (including administrative cost) or loss derived from liquidating or employing deposits acquired to fund or maintain the applicable loan through the end of the applicable interest period.  The Lender’s calculation of any Breakage Fee shall, in the absence of manifest error, be conclusive and binding upon Borrower.  Borrower acknowledges and understands that, upon demand for payment or acceleration of maturity (as applicable) of all indebtedness under this Note, any tender of payment made thereafter shall be deemed a voluntary prepayment and, to the extent permitted by law, Borrower shall pay to the Lender the appropriate Breakage Fee in connection therewith.

Canarsie Plaza LLC

By:
Robert Masters
Senior Vice President

8

BUILDING LOAN AGREEMENT

Date:  January 12, 2010

Borrower:  CANARSIE PLAZA LLC, a limited liability company organized under the laws of the State of Delaware.
Chief executive office:  c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

Administrative Agent:  Manufacturers and Traders Trust Company, a New York banking corporation, with offices located at One Fountain Plaza, Buffalo, New York 14203 ("M&T") individually as a lender and as the administrative agent for itself and Capital One, N.A., a lender (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group (the “Administrative Agent”).

WHEREAS, the Borrower has applied to M&T for a development loan (hereinafter the "Construction Loan") in the principal sum of up to Forty Eight Million Dollars ($48,000,000.00) (the “Loan Amount”) with an option to modify to a mini-permanent mortgage loan (hereinafter the “Permanent Loan”) (the Construction Loan and the Permanent Loan are referred to collectively herein as the “Loan”), provided, however, that up to $23,000,000.00 will be lent by the Co-Lender and up to $25,000,000 will be lent by M&T to be evidenced by certain notes made by the Borrower on or about the date of this Building Loan Agreement (the “Agreement”) and secured by a certain mortgage dated the same date given by the Borrower, creating liens on the premises described in Schedule “A” attached;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the Borrower and the Administrative Agent agree as follows:

1. REFERENCE TO DEFINITIONS.  For purposes of this Agreement, each of the following terms has the meanings set forth below.  Additionally, other capitalized terms have the meanings assigned to them in this Agreement where they first appear.

1.1 Advance:  Funds delivered to the Borrower by the Administrative Agent from time to time in accordance with this Agreement.

1.2 Advance Request:  A request of the Borrower for an Advance in form and substance satisfactory to the Administrative Agent and signed by the person authorized to execute such request on behalf of the Borrower, a form of which is attached as Exhibit D hereto.

1.3 Architect:  The architect specified as such on Exhibit A attached to and made a part of this Agreement, or such other architect as is engaged by the Borrower and approved by the Administrative Agent.

1.4 Building Loan:  That portion of the Construction Loan, in the principal sum of up to Forty Eight Million Dollars ($48,000,000.00), to be used by the Borrower to pay Project Costs.

1.5 Completion Date:  The date specified as such on Exhibit A attached to and made a part of this Agreement.

1.6 Completion of Construction:  The date when Borrower has satisfied all of the conditions set forth in Section 7.3(a) hereof.

1.7 Construction Contract:  The agreement between the Borrower and the Construction Manager for the rendering of all services and the furnishing of all materials for the construction of the Improvements, together with any other or additional construction contracts entered into in connection with the construction of the Improvements, in all cases satisfactory in form and substance to the Administrative Agent.

1.8 Construction Documents:  The Construction Contract and all subcontracts and related documents.

1.9 Construction Manager:  The contractor specified as such on Exhibit A attached to and made a part of this Agreement, or such other Construction Manager or general contractor, as the case may be, as is engaged by the Borrower and approved by the Administrative Agent.

1.10 Conversion Date:  The Maturity Date, if the Borrower has satisfied all of the conditions set forth in Section 7.3 of this Agreement.

1.11 DSCR:  The Debt Service Coverage Ratio (“DSCR”) is defined as the ratio of (i) Net Operating Income of the Project divided by (ii) the aggregate annualized principal and interest payable on the Construction Loan based on a twenty-five (25) year amortization schedule with an interest rate of the greater of seven (7%) percent or the ten (10) year United States Treasury Obligations plus two (2%).  “Net Operating Income” means the amount by which Operating Revenues exceed Operating Expenses.

1.12 Event of Default:  The occurrence of any event described in Section 8.1 hereof.

1.13 Final Advance Date:  The date specified as such on Exhibit A attached to and made a part of this Agreement.

1.14 Force Majeure: With respect to the obligations of Borrower, actual delay beyond the reasonable control of Borrower, which is due to any of the following (a) natural disaster, fire or other casualty, earthquake, flood, explosion, abnormally inclement weather for the season in question (as reported by an appropriate authority) or any other act of God, (b) declared or undeclared war, acts of domestic or international terrorism, riot, mob violence, insurrection or sabotage, (c) the inability to procure labor, equipment, facilities, energy, materials or supplies, the failure of transportation, any other labor disturbance, strikes, lockouts or actions of labor unions, in each such case, so long as such cause is not within the reasonable control of Borrower, (d) condemnation, temporary restraining orders or injunctions, changes after the date hereof in the requirements or interpretations of relevant laws, in each such case, so long as such cause is not within the reasonable control of Borrower, or (e) any other cause not within the reasonable control of Borrower; provided that, with respect to any of the circumstances described in the foregoing clauses (a) through (e) inclusive: (i) for the purposes of this Agreement, any period of Force Majeure shall apply only to Borrower’s performance of the obligations necessarily affected by such circumstance and shall continue only so long as Borrower is continuously and diligently using all reasonable efforts to minimize the effect and duration thereof; and (ii) notwithstanding the foregoing, Force Majeure shall not include (A) the unavailability or insufficiency of funds as a result of the insolvency of Borrower or any of its Affiliates, (B) any breach of contract or default by the Architect, the Construction Manager under or any Major Subcontractor their respective contracts and agreements concerning the Improvements.

1.15 Governmental Authority:  The United States of America, the State of New York, the county and municipality specified as such on Exhibit A attached to and made a part of this Agreement, and any political subdivision of any of them, and any agency, department, court, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Land, the Improvements, the Project or the Borrower.

1.16 Guarantees: Collectively, the Continuing Guaranty, the Guaranty of Completion and Interest Reserve and the Guaranty of Nonrecourse Carveouts each executed by Acadia Strategic Opportunity Fund II, LLC, a Delaware limited liability company (the “Guarantor”) and dated the date hereof in favor of Administrative Agent in connection with the Loan; as amended and supplemented from time to time.

1.17 Improvements:  All buildings, structures and other improvements on the Land and the improvements to be constructed on the Land specified as such on Exhibit A attached to and made a part of this Agreement.

1.18 Land:  The approximate acreage of real property specified as such on Exhibit A attached to and made a part of this Agreement, together with all easements and other rights appurtenant thereto, located at the address specified as such on Exhibit A attached to and made a part of this Agreement, more particularly described in Schedule A to the Mortgage.

1.19 Lender’s Consultant:  The construction consultant specified as such on Exhibit A attached to and made a part of this Agreement, or such other construction consultant as is engaged by the Administrative Agent.

1.20 Loan Documents:  This Agreement, the Note, the Mortgage, the Survey, the Title Insurance Policy, the Guarantees and all other instruments, certificates, legal opinions and documents executed and delivered by either or both of the Borrower or the Administrative Agent in connection with the Loan.

1.21 Major Subcontract:  any contract in excess of One Million Dollars ($1,000,000.00).

1.22 Major Subcontractor:  Each Subcontractor or materialman whose contract is a Major Contract.

1.23 Maturity Date: The earlier of: (i) the Scheduled Maturity Date, and (ii) any earlier date on which the Building Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

1.24 Mortgage:  The Mortgage dated the date hereof from the Borrower in favor of the Administrative Agent, as amended and supplemented from time to time.

1.25 Note:  The Mortgage Note or Notes dated the date hereof from the Borrower to the Administrative Agent evidencing the Building Loan and all extensions, renewals and modifications thereof.

1.26 Operating Expenses: All reasonable and necessary expenses of operating the Project in the ordinary course of business calculated in accordance with GAAP which are directly associated with and fairly allocable to the Project for the applicable period, including annualized real estate taxes and assessments, capital expenditures at an imputed rate of $0.10 per square foot on an annualized basis of gross leasable area at the Project, annualized insurance premiums, maintenance costs, management fees and costs in an amount equal to the greater of the management fees and costs actually paid or an imputed rate of three percent (3%) of Operating Revenues, accounting, legal, and other professional fees, fees relating to environmental audits, and other expenses incurred by Administrative Agent and reimbursed by Borrower under this Agreement and the other Loan Documents, deposits to any capital replacement reserves required by Administrative Agent, wages, salaries, and personnel expenses, but excluding debt service on the Construction Loan, capital expenditures, any of the foregoing expenses which are paid from deposits to cash reserves previously included as Operating Expenses, any payment or expense for which Borrower was or is to be reimbursed from proceeds of the Construction Loan or insurance or by any third party, and any non-cash charges such as depreciation and amortization.  Any management fee or other expense payable to Borrower or to an Affiliate of Borrower shall be included as an Operating Expense only with Administrative Agent’s prior approval.  Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Project.

1.27 Operating Revenues: All cash receipts of Borrower from operation of the Project or otherwise arising in respect of the Project after the date hereof which are properly allocable to the Project for the applicable period (subject to an underwritten market vacancy rate of not less than 8%), including receipts from leases and parking agreements, concession fees and charges and other miscellaneous operating revenues, proceeds from rental or business interruption insurance, withdrawals from cash reserves (except to the extent any operating expenses paid therewith are excluded from Operating Expenses), in all cases, determined in accordance with generally acceptable accounting principles (“GAAP”) but without taking into account straight-lining of rents and extraordinary revenues (including, but not limited to, lease termination payments) and FAS 141R adjustments, but excluding (a) all rent and other revenues received during the applicable period from tenants that, at any time during the applicable period, are subject to a bankruptcy proceeding, unless such bankruptcy proceeding has been closed, and the subject tenant has not been discharged from its obligations under the subject lease and/or the rental payments due and/or paid by such tenant to Borrower cannot be disgorged from Borrower, (b) rent and other revenues from tenants that have not made the appropriate payment of rent under their respective leases for more than thirty (30) days, provided, however that if a tenant is disputing, in good faith, recoverables or a reconciliation thereof, only the portion that is being disputed shall be excluded, (c) rent and other revenues from tenants under leases which have remaining terms of less than twelve (12) months from the date of calculation, (d) rents and other revenues from tenants that are not operating in a substantial portion of such tenant’s premises, (e) security deposits and earnest money deposits until they are forfeited by the depositor, (f) advance rentals (i.e. more than thirty (30) days in advance) until they are earned, (g) lump sum lease buy-out payments made by tenants in connection with any surrender, cancellation or termination of their lease, (h) rents and other revenues from Affiliates of Borrower and/or Guarantor, and (i) proceeds from a sale or other disposition.

1.28 Permitted Exceptions:  The title exceptions listed in the Title Insurance Policy on the date of this Agreement.

1.29 Person:  An individual, partnership, corporation, trust, estate, unincorporated association, syndicate, joint venture or organization, or a government or any department or agency thereof.

1.30 Plans and Specifications:  The construction drawings and specifications for the Improvements to be constructed prepared by the Architect and to be submitted by the Borrower and approved by the Administrative Agent and by the Lender’s Consultant; and all amendments and modifications thereof approved by the Administrative Agent and by the Lender’s Consultant.

1.31 Project:  The Improvements existing, proposed to be constructed and actually constructed on the Land, related soft costs and an interest reserve.

1.32 Project Costs:

1.32.1 all costs of engineering and architectural services with respect to the Project, including the cost of test borings, surveys, estimates, plans and specifications and for supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of, and the making of alterations, renovations, additions and improvements in connection with, the completion of the Project;

1.32.2 all costs paid or incurred for labor; materials, services, supplies, machinery, equipment and other expenses and to contractors, suppliers, builders and materialmen in connection with the completion of the Project;

1.32.3 all costs of surety bonds and of insurance that may be required or necessary during the period of Project construction;

1.32.4 all costs of title insurance;

1.32.5 the interest due and payable on the Building Loan during the construction of the Project;

1.32.6 all costs which the Borrower shall be required to pay, under the terms of any contract or contracts, for the completion of the Project, including any amounts required to reimburse the Borrower for advances made for any item otherwise constituting a Project Cost or for any other costs incurred and for work done which are properly chargeable to the Project; and

1.32.7 all other costs and expenses relating to the completion of the Project constituting “cost of improvement” under the New York Lien Law.

1.33 Project Fund:  The fund established by the Borrower with the Administrative Agent pursuant to Section 7.4 of this Agreement.

1.34 Scheduled Maturity Date:  January 12, 2012.

1.35 Subcontractor:  Each subcontractor or materialman engaged to perform work, labor or services or to furnish materials, supplies or equipment in connection with the Project.

1.36 Survey:  A plan of the Land, in form and substance satisfactory to the Administrative Agent; prepared by a surveyor registered in the State of New York and approved by the Administrative Agent and certified to the Administrative Agent and to the Title Insurer.

1.37 Title Insurance Policy:  The title insurance policy required by Section 7.1 of this Agreement.

1.38 Title Insurer:  The issuer of the Title Insurance Policy.

1.39 Utility Company:  Any Person who constructs or installs a Utility Service.

1.40 Utility Service:  Any utility service necessary for the construction of the Improvements and the development and planned use of the Project including, without limitation, sanitary sewer; storm sewer; water; electricity, gas and telephone service.

2. THE BUILDING LOAN.

2.1 Making and Obtaining the Building Loan.  Upon and subject to each term and condition of this Agreement, the Administrative Agent shall make the Building Loan to the Borrower, and the Borrower shall obtain the Building Loan from the Administrative Agent.  The principal amount of the Building Loan shall be equal to the Loan Amount.

2.2 Termination of Obligation.  Any obligation of the Administrative Agent to make the Building Loan or any Advance shall terminate no later than the Final Advance Date.

3. REPRESENTATIONS AND WARRANTIES.  Except as fully and accurately described in Exhibit A attached to and made a part of this Agreement, the Borrower represents and warrants that:

3.1 Due Formation and Capacity of Borrower.  The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full power and authority to own and operate its properties, to conduct its business as now being conducted, to execute and deliver the Loan Documents and the Construction Documents and to perform its obligations thereunder.

3.2 Compliance with Law; Authority.  The Borrower, in connection with the execution and delivery of the Loan Documents and the Construction Documents, has complied in all respects with each applicable statute, regulation and other law, each applicable judgment, order and award of any Governmental Authority and each agreement to which it is a party or by which it or any of its business or properties is bound, and the execution and delivery by the Borrower of the Loan Documents and the Construction Documents, and the performance thereunder, has been duly authorized by all action necessary or requisite on the part of the Borrower.

3.3 No Conflicts or Defaults.  Neither the execution, delivery nor performance by the Borrower of the Loan Documents or the Construction Documents does or will, with the giving of notice or the lapse of time or both, (i) conflict with or constitute a default under any applicable statute, regulation or other law, any applicable judgment, order or award of any Governmental Authority or any agreement to which it is a party or by which it or any of its business or properties is bound or (ii) result in the creation or imposition of any lien or encumbrance upon any property of the Borrower, the Land, the Improvements or the Project.

3.4 Litigation.  There are no pending or to the best of Borrower’s knowledge threatened actions, suits or proceedings, at law or in equity, or governmental investigations (or any basis for any such action, suit, proceeding or investigation known to the Borrower) (i) which affect the Borrower, the Land, the Improvements, the Project, the validity or enforceability of the Loan Documents or the Construction Documents or the priority of the lien of the Mortgage (ii) which question the capacity or authority of the Borrower or its ability to execute, deliver and perform the provisions of the Loan Documents or the Construction Documents or (iii) which, if determined adversely to the Borrower, would materially and adversely affect its business or financial condition.

3.5 Permits and Approvals.  All primary licenses, permits, consents, approvals and authorizations required by any Governmental Authority or other Person for the construction of the Improvements and the development and planned use of the Project have been obtained and are valid and in full force and effect, and those that have not yet been obtained are in the process of being obtained or will be obtained in time so as to not delay the Project.

3.6 Plans and Specifications.  (i) The Plans and Specifications have been delivered to, reviewed by and approved by the Architect and, to the extent required, by any Governmental Authority or other Person and (ii) the construction of the Improvements and the planned development and use of the Project comply in all material respects with all applicable statutes, regulations and other laws (including, without limitation, all applicable zoning codes and ordinances and environmental, ecological and landmark laws) and all applicable deed restrictions.

3.7 Survey.  To the best of Borrower's knowledge, each Survey delivered to the Administrative Agent pursuant to this Agreement is a true, correct and complete representation of the Land, the Improvements and the Permitted Exceptions as of the date of such Survey.

3.8 Utilities.  All Utility Services are or will be following Completion of Construction, available at reasonable expense and at the title lines of the Land.

3.9 Condemnation.  There is no pending condemnation, expropriation, eminent domain or similar proceedings affecting the Land or any portion thereof and the Borrower has not received any written or oral notice of any such proceedings and has no knowledge that any such proceedings are contemplated.

3.10 Insurance.  Each of the insurance policies required to be obtained by the Borrower pursuant to Section 4.2 of this Agreement or the Mortgage has been obtained and is in full force and effect, and all premiums due thereunder have been paid.  No notice has been received from any insurer that issued any such policy, or any agent, broker or representative of any such insurer, stating in effect that any such policy (i) will not be renewed, (ii) will be renewed only at a higher premium than is presently being paid for such policy or (iii) will be renewed only with lesser or less complete coverage than is presently provided.

3.11 No Default.  No event has occurred and/or is continuing which constitutes, or which, with the giving of notice or the lapse of time or both, would constitute, an Event of Default.

3.12 Enforceability.  Each of the Loan Documents and the Construction Documents is in full force and effect and is valid, binding and enforceable upon the party or parties thereto in accordance with its terms.

3.13 Sufficiency of Project Budget. The amounts set forth in the final detailed construction budget (hard and soft costs), construction schedule for the Project and estimated draw schedule (collectively, the “Project Budget”) present a full and complete itemization by category of all Project Costs, including all costs, expenses and fees which Borrower expects to pay or incur or anticipates becoming obligated to pay or incur to complete the Project.  Borrower is unaware of any other such costs, expenses or fees which are material and are not covered by the Project Budget.

3.14 Affirmation of Representations and Warranties.  Each Advance Request presented to the Administrative Agent in accordance with Section 7 of this Agreement shall constitute an affirmation by the Borrower that the representations and warranties made in this Section remain true and correct as of the date of such Advance Request.

4. AFFIRMATIVE COVENANTS.  During the term of this Agreement, the Borrower shall do the following (unless the Borrower has otherwise obtained the prior written consent of the Administrative Agent not to do so):

4.1 Accounting.  Maintain true and correct financial books and records on a GAAP basis for the Project and maintain adequate reserves for all contingencies.  If requested by the Administrative Agent, the Borrower shall submit to the Administrative Agent at such times as the Administrative Agent shall request a statement that accurately details the application of all proceeds of the Building Loan and other funds expended to date in connection with the development of the Project, as well as the Borrower’s best estimate of the funds needed to complete the development of the Project (including all direct and indirect costs associated therewith) and the source of those funds.

4.2 Insurance.  (a) Maintain in full force and effect all insurance in connection with the construction of the Improvements required by law or reasonably requested by the Administrative Agent; including, without limitation, public liability insurance, owners and contractors protective liability coverage, property damage insurance, workers compensation insurance and builder’s risk insuranceSuch insurance shall be provided in such amounts, for such periods, in such form, with such special endorsements, on such terms and by such insurers as shall be reasonably satisfactory to the Administrative Agent; with the Administrative Agent being named as an additional insured under any liability policy and a mortgagee under any hazard policy.  The approval by the Administrative Agent of such insurance shall not be deemed or construed as an approval by the Administrative Agent of the form, sufficiency or amount of such insurance.  The Administrative Agent does not in any way represent that such insurance, whether in scope or coverage or limits of coverage, is adequate or sufficient to protect the business or interest of the Borrower.

(b)           At Borrower’s cost and expense, submit to Administrative Agent by January 31, 2010, at MANUFACTURERS AND TRADERS TRUST COMPANY, 303 South Broadway, Suite 130, Tarrytown, New York 10591, Attention: John Stroligo, Vice President and at CAPITAL ONE, N.A., Commercial Real Estate, 275 Broadhollow Road, P.O. Box 8914, Melville, NY 11747, Attention: Peter Welch, Senior Vice President, the following documentation with respect to each and every Major Subcontractor:

a)           A copy of a bond for such Major Subcontractor issued in the last six months from the date hereof; or

b)           A letter evidencing the existence of a bonding line for such Major Subcontractor; or

c)           Copies of satisfactory, in the sole reasonable discretion of the Administrative Agent and the Co-Lender, financial statements for such Major Subcontractor.

If none of these items listed in (a) through (c) are available for a particular Major Subcontractor, then Borrower must provide a satisfactory written explanation, in the sole reasonable discretion of the Administrative Agent and the Co-Lender setting forth why such Major Subcontractor should be accepted by the Administrative Agent and the Co-Lender.

4.3 Cooperation.  Cooperate at all times in bringing about the timely Completion of Construction and resolve all disputes arising during the construction of the Improvements in a manner that will allow work to proceed expeditiously in order to complete the Improvements on or before the Completion Date.

4.4 Expenses.  Pay to the Administrative Agent, the Co-Lender or their respective agents on demand each cost and reasonable expense, in excess of fees otherwise payable, incurred by the Administrative Agent, the Co-Lender or their respective agents in connection with the making, disbursement and administration of the Building Loan, the exercise of any of their respective rights or remedies under the Loan Documents, and any other matters related to the transactions contemplated hereby, including but not limited to charges and expenses of the Title Insurer relating to the examination of title, title insurance premiums, title continuation and other lien searches, settlement and escrow charges, recording charges, transfer; documentary, ad valorem and mortgage taxes, attorneys’ fees and disbursements, fees and disbursements of the Lender’s Consultant and all other reasonable fees for services.  If not paid by the Borrower promptly, the amount of such costs and expenses may be deducted by the Administrative Agent from monies to be advanced under this Agreement.  Promptly pay, out of Borrower’s personal funds and not out of any Advance, for any and all cost overruns, change orders and Borrower upgrades as they occur, in excess of the amount allocated to such Line Item, as defined herein.    The provisions of this paragraph shall survive the termination of this Agreement and the repayment of the Building Loan.

4.5 Indemnification.  Defend, indemnify and hold harmless the Administrative Agent, the Co-Lender and their respective employees, agents, officers and directors from and against any claims arising out of, or in any way related to, any violations of any statute, regulation or other law, any judgment, order or award of any Governmental Authority or any deed restriction or any defective workmanship or materials in the construction of the Improvements.  The provisions of this paragraph shall survive the termination of this Agreement and the repayment of the Building Loan.

4.6 Application of Loan Proceeds.  Apply the proceeds of the Building Loan only to pay Project Costs; provided, however, that nothing in this Agreement is intended to negate or supersede the trust fund provisions of Section 13 of the New York Lien Law to which the Building Loan is subjected pursuant to the provisions of Section 10.1 of this Agreement.

4.7 Change in Circumstance.  Promptly notify the Administrative Agent in writing of any material change in any fact or circumstance represented or warranted by the Borrower in this Agreement or in any other Loan Document.

4.8 Notices.  Forward to the Administrative Agent copies of all notices given or received by the Borrower to or from the Architect, the Lender’s Consultant, the Construction Manager, any Subcontractor or any Governmental Authority with respect to the Project (including, without limitation, notices of nonconforming construction and notices of inability to perform the terms of any contract or agreement), any tenants at the Premises (as the term is defined in the Mortgage), promptly upon the giving or receipt of such notice.

4.9 Signs and Publicity.  Promptly upon request by the Administrative Agent and the Co-Lender, to the extent permitted by law, construct and erect a sign upon the Land disclosing that the Administrative Agent and the Co-Lender are providing the financing for the construction of the Improvements, which sign shall be constructed, located and erected in accordance with the Administrative Agent’s reasonable specifications therefor provided however that the cost of such sign shall not exceed $2,000.00.  The Administrative Agent and the Co-Lender shall have the right to use the name of the Project and the Borrower in any publicity or advertising prepared by the Administrative Agent or the Co-Lender.

4.10 Further Assurances.  Promptly upon request by the Administrative Agent; execute and deliver each writing, and take each other action, that the Administrative Agent shall reasonably deem necessary or desirable (i) to accomplish any purpose of this Agreement or (ii) in connection with any transaction contemplated by this Agreement.

     4.11  Guarantor Covenants.  During the term of this Agreement, the Guarantor shall be required to comply with the following covenants:

a.           Guarantor shall, at all times, maintain unencumbered Liquid Assets of not less than $5,000,000.00 and Net Worth of not less than $125,000,000.  "Liquid Assets" shall mean the sum of all cash, time deposits, marketable securities and unfunded capital commitments (net of the then outstanding balance of Guarantor’s subscription line of credit) (the “Unfunded Capital Commitments”).  In the event a Guarantor investor (a “Defaulting Investor”) fails to make any required capital contribution or notifies Guarantor that it will no longer fund its committed capital contributions (in each case, a “Defaulted Funding”), then the amount of Unfunded Capital Commitments shall be reduced by the amount of the Defaulting Investor’s remaining unfunded capital commitment.  Notwithstanding anything herein to the contrary, in the event any other guarantor investor (the “Curing Investor”) cures a Defaulted Funding, then the Unfunded Capital Commitments shall include said the Defaulting Investor’s remaining unfunded capital commitment.  "Net Worth" shall mean the sum of all assets minus the sum of all liabilities.  "Net Worth" will include all unfunded capital commitments.

b.           Guarantor shall, measured semi-annually on the dates listed below and thereafter on each June 30 and December 31 for the term of the Construction Loan, maintain a minimum debt service coverage ratio (“Guarantor DSCR”) as set forth below:

Date:	Minimum Guarantor DSCR:	Net Operating Income ("NOI") Criteria:

12/31/09	1.05:1	Includes all signed leases in place & annualized 4th quarter expenses

6/30/10	1.15:1	Includes all signed leases in place & annualized 6- month 2010 expenses

12/31/10 until	1.25	Includes all signed leases in place & 2010 actual expenses
the Maturity Date

Guarantor DSCR is defined as the ratio of NOI to Total Annual Debt Service (based upon actual debt service payments pursuant to existing loan agreements).  "Total Annual Debt Service" will not include interest on the subscription line (so long as there exists no Defaulted Funding), construction loans (including that certain loan made by Bear Stearns Commercial Mortgage, Inc. to Acadia Atlantic Avenue LLC on December 26, 2007 in connection with the real property located at 3319 Atlantic Avenue, Brooklyn, New York), development loans and land loans with an adequate remaining interest reserve in place.  Calculation of the Guarantor DSCR will be delivered within sixty (60) days of the above indicated dates and shall be accompanied by a compliance certificate signed by an officer of the Guarantor.

4.12 Compliance with Easements:  Comply in all respects with that certain Agreement and Declaration of Easements and Covenants dated as of January 5, 2010 (the “Easement Agreement”) and such other easements affecting the Land and the Project (collectively, the "Project Easements").  Borrower shall perform all obligations of the owner of the Land under the Project Easements and shall not consent to the modification, amendment or termination of the Project Easements or divest the Project of any development rights that are necessary for the completion of the Project and the occupancy thereof without the prior consent of the Administrative Agent.

5. NEGATIVE COVENANTS.  During the term of this Agreement, the Borrower shall not, without the prior written consent of the Administrative Agent, do, attempt to do, or agree or otherwise incur, assume or have any obligation to do, any of the following:

5.1 Assignment.  Assign any Loan Document or any Construction Document except as herein or therein provided.

5.2 Priority.  Allow the Mortgage to cease being a valid first mortgage lien on the Land, the Improvements or the Project.

5.3 Encroachments.  Allow the Improvements to encroach upon any street or adjoining property or upon any easement or right-of-way.

6. CONSTRUCTION MATTERS AND COVENANTS.

6.1 Construction.

6.1.1 The Borrower has commenced the construction of the Improvements and shall substantially complete all such construction on or before the Completion Date;

6.1.2 The Borrower shall diligently prosecute the substantial construction of the Improvements in accordance with the Plans and Specifications and the schedule set forth in the Project Budget, in a good and workmanlike manner and in full compliance with all requirements of any Governmental Authority and the appropriate board of fire underwriters or similar body acting in and for the locality in which the Project is located;

6.1.3 No changes in the Plans and Specifications or the other Construction Documents shall be effective unless approved in writing by the Lending Group, which approval shall not be unreasonably withheld or delayed.  The Borrower shall obtain all additional approvals required from other Persons of any changes in the Plans and Specifications or the other Construction Documents.  The Administrative Agent shall have ten (10) Business Days after receipt by it and by the Lender’s Consultant of all documentation pertaining to any change referred to in this subsection within which to evaluate any such change, and will not be required to consider approving any such change unless all additional approvals which, in the Administrative Agent’s reasonable judgment, are required from other Persons have been obtained.  The Administrative Agent shall promptly notify Borrower of additional approvals it deems necessary, in its reasonable judgment.  If the Administrative Agent in its reasonable judgment determines that any change may increase the cost of the construction of the Improvements, the Administrative Agent may require the Borrower to deposit additional funds with the Administrative Agent sufficient to cover such increased costs as a condition to giving its approval, such funds to be held by the Administrative Agent and disbursed in the same manner as an Advance pursuant to Section 7 of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent hereby consents to change orders authorized in writing by the Borrower provided that, with respect to each such change order (a) the change order does not require further approval from any Governmental Authority, (b) the cost of any such individual change order does not exceed $100,000.00 and the aggregate of all change orders does not exceed $1,500,000.00 (c) such change does not materially diminish the value of the Improvements, and (d) there is no Event of Default then in existence under any of the Loan Documents, provided further that the Administrative Agent shall have received an opinion of the Lender’s Consultant that such change order (X) does not materially alter the material elements of the Project, and (Y) is a reasonable estimate of the proposed changes.  No consent by the Administrative Agent to any such change order shall be deemed to increase the amount of the Loan or to extend the Completion Date.  Upon the request of the Borrower, the Administrative Agent will reasonably consent to the re-allocating of sums in the Line Items on the Project Budget, provided however that all change orders shall be funded only from the contingency.  In no event, however, shall any re-allocation result in a violation of the Lien Law of the State of New York.  It is specifically understood between the parties hereto that the closing of a Line Item after completion of all work covered therein must be approved in writing by the Lending Group, which approval shall not be unreasonably withheld or delayed provided that the Administrative Agent has received an opinion of the Lender’s Consultant after inspection of the work that the Lender’s Consultant approves of the closing of such Line Item and any sums remaining in a closed Line Item shall be re-allocated to the contingency; and

6.1.4 The Borrower shall promptly comply, and cause the Construction Manager and each Subcontractor to promptly comply, with all instructions of the Architect and the Lender’s Consultant relating to the Project in accordance with the Construction Documents and the terms and conditions of this Agreement.

6.2 Construction Documents.

6.2.1 As additional security for the obligations secured by the Mortgage, the Borrower hereby transfers and assigns to the Administrative Agent all of the Borrower’s right, title and interest in and to the Construction Documents, and all copies thereof, subject to the limitations on the Administrative Agent’s responsibility as hereinafter set forth;

6.2.2 Anything herein contained to the contrary notwithstanding, (A) the Borrower shall remain liable under the Construction Documents to perform all of the Borrower’s obligations thereunder in accordance with and pursuant to the terms and provisions thereof, (B) the obligations of the Borrower under the Construction Documents may be performed by the Administrative Agent or its assignee without releasing the Borrower therefrom and without resulting in any assumption of said obligations by the Administrative Agent or its assignee, and (C) the Administrative Agent shall have no obligation or liability under the Construction Documents by reason of or arising out of the assignment contained in this Agreement, nor shall the Administrative Agent be required or obligated in any manner to perform or fulfill any obligations of the Borrower under or pursuant to the Construction Documents including, without limitation, the Borrower’s obligation to pay the Construction Manager; and

6.2.3 The Administrative Agent is irrevocably and unconditionally authorized to take, and the Borrower irrevocably and unconditionally appoints the Administrative Agent as the attorney-in-fact of the Borrower, with full power of substitution and of revocation, to take, upon the existence of an Event of Default, in the name of the Borrower or otherwise at the sole option of the Administrative Agent, each action relating to the Construction Documents that, subject to this Agreement, the Borrower could take in the same manner, to the same extent and with the same effect as if the Borrower were to take such action.  Such power of attorney is coupled with an interest in favor of the Administrative Agent.  Without limiting the generality of the first sentence of this subsection, pursuant to such authorization and as such attorney-in-fact, the Administrative Agent may, in the name of the Borrower or otherwise at the sole option of the Administrative Agent (A) make, execute, complete and deliver to the Construction Manager and the Architect all such documents as the Administrative Agent shall consider reasonably necessary or appropriate to complete the construction of the Improvements under the Construction Documents, (B) make all payments to the Construction Manager as the Administrative Agent shall consider reasonably necessary or appropriate under the Construction Documents, (C) file any claims or take any actions or institute any proceedings which the Administrative Agent may deem to be reasonably necessary or appropriate in connection with the Construction Documents, and (D) generally, do, execute and perform any other act, matter or thing whatsoever that, in the good faith reasonable opinion of the Administrative Agent, ought to be done, executed and performed in connection with the Construction Documents, as fully as the Borrower could do in such situation.

6.3 Contractors and Subcontractors.

6.3.1 In connection with each monthly Advance Request, the Borrower shall promptly furnish to the Administrative Agent and the Lender’s Consultant (A) a list of all unpaid bills with respect to any work, labor or services or the furnishing of any materials, supplies or equipment in connection with the construction of the Improvements and (B) upon the request of the Administrative Agent, certificates or acknowledgments of payment with respect to any such work, labor or services fully performed or any such materials, supplies or equipment furnished.

6.3.2 The Borrower shall furnish, or cause the Construction Manager to furnish, to the Administrative Agent and the Lender’s Consultant for prior approval using reasonable discretion, the name and address of each proposed Subcontractor whose contract exceeds Fifty Thousand Dollars ($50,000.00) and a copy of the proposed form of each subcontract.

6.4 Inspection and Right to Stop Funding.

6.4.1 The Administrative Agent and the Lender’s Consultant shall have the right on reasonable notice during normal business hours to enter the Land and the Improvements and inspect the construction and all other matters relating to the construction of the Improvements.  The Administrative Agent shall also have the right on reasonable notice during normal business hours to examine, copy and audit the books, records, accounting data and other documents of the Borrower, the Construction Manager and each Subcontractor relating to the construction of the Improvements;

6.4.2 The Administrative Agent shall be under no duty to examine, supervise or inspect the Plans and Specifications or the construction of the Improvements or to examine any books, records, accounting data or other documents.  Any inspection or examination by the Administrative Agent is for the sole purpose of protecting the Administrative Agent’s security and preserving the Administrative Agent’s rights under this Agreement.  No default by the Borrower will be waived by any such inspection or examination.  In no event will any such inspection or examination be a representation by the Administrative Agent that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship; and

6.4.3 If the Administrative Agent in good faith reasonably believes that (A) any work or materials do not conform to the Plans and Specifications or sound building practice or otherwise depart from any of the requirements of this Agreement, (B) the consent of any Person as to any aspect of the construction of the Improvements is required, but has not been obtained, (C) the amount remaining in the Construction Loan will not be sufficient to complete the Project, or (D) there has occurred or exists an Event of Default, the Administrative Agent may withhold subsequent Advances until such matter is corrected to the extent necessary under the terms of this Agreement.  In such event, the Borrower shall promptly correct such matter.  Any such action by the Administrative Agent shall not affect the Borrower’s obligations to complete the Improvements on or before the Completion Date.

6.5 Protection Against Lien Claims.  The Borrower shall promptly pay and discharge all charges for the performance of any work, labor or services or the furnishing of any materials, supplies or equipment in connection with the construction of the Improvements, and shall promptly notify the Administrative Agent in writing of any dispute with the Construction Manager or any Subcontractor.

7. DISBURSEMENT MATTERS.

7.1 Conditions Precedent to the First Advance.  The obligation of the Administrative Agent under this Agreement to make the first Advance is subject to the fulfillment of the following conditions to the reasonable satisfaction of the Administrative Agent or its agents, in their sole discretion:

7.1.1 The Borrower shall have executed and delivered (or shall have caused to be executed and delivered) to the Administrative Agent all of the Loan Documents;

7.1.2 The Borrower shall have executed and delivered (or shall have caused to be executed and delivered) to the Administrative Agent all of the Construction Documents;

7.1.3 The Borrower shall have delivered to the Administrative Agent a print of a currently dated Survey, showing the Project to be free from questions of encroachment, except those that are set forth on that certain survey by Control Point Associates, Inc. dated January 11, 2010, any existing Improvements, the dimensions and total square foot area of the Improvements to be constructed, the location of any footings and foundations of the Improvements to be constructed, all interior lot lines, easements and rights-of-way of record, parking areas, all adjoining public streets and such other information as the Administrative Agent or the Title Insurer may reasonably require;

7.1.4 The Borrower shall have delivered to the Administrative Agent copies of current receipted tax bills for the Land;

7.1.5 The Borrower shall have delivered to the Administrative Agent the Title Insurance Policy  insuring title to the Land in accordance with the terms of the Mortgage and the Administrative Agent’s interest therein as a valid and enforceable first mortgage lien, subject only to exceptions approved by the Administrative Agent and containing (A) full coverage against mechanics’ liens, (B) no survey exceptions except those theretofore approved by the Administrative Agent and, if such Title Insurance Policy is dated earlier than the date of the first Advance, a continuation of or endorsement to such Title Insurance Policy, in a form approved by the Administrative Agent; setting forth no additional exceptions except those approved by the Administrative Agent;

7.1.6 All representations and warranties contained in this Agreement or in any of the other Loan Documents shall be true, correct and complete in all material respects;

7.1.7 The Borrower shall have performed all terms and conditions of the Loan Documents required to be performed at that time;

7.1.8 The Borrower shall have delivered to the Administrative Agent a copy of the policies of insurance, including workman’s compensation and builder’s risk required under this Agreement, the Mortgage or any of the other Loan Documents, together with a certificate from each of the insurers which issued such policies to the effect that each of such policies is in full force and effect on or prior to the date of this Agreement and that the current premiums for such policies have been paid in full for a period of not less than one year from the date of this Agreement;

7.1.9 The Borrower shall have delivered to the Administrative Agent an opinion of counsel satisfactory to the Administrative Agent and an opinion of zoning counsel satisfactory to the Administrative Agent and Administrative Agent’s counsel;

7.1.10 The Borrower shall have delivered to the Administrative Agent copies of all soil analysis reports, all soil compaction tests, all environmental reports or statements and all other tests prepared or performed with respect to the Project in Borrower’s possession;

7.1.11 The Borrower has not received and has no reason to believe that there is a cease and desist order from any Governmental Authority;

7.1.12 The Administrative Agent’s security interest in all personal property described in the Mortgage, this Agreement or any of the other Loan Documents shall have been duly perfected and shall be in a first lien position;

7.1.13 The Borrower shall have delivered to the Administrative Agent copies of (A) its certificate of formation and other organizational documents and (B) evidence of the taking of each action of the Borrower or of any other Person necessary to authorize the execution, delivery and performance of the Loan Documents;

7.1.14 No event shall have occurred which constitutes or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default;

7.1.15   The Borrower shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent, the Architect and the Lender’s Consultant that all utilities, including water, electric, gas and telephone, and all storm and sanitary sewer drainage facilities are available at the Land for utilization by the Borrower for the development and use of the Project;

7.1.16 The Borrower shall have delivered to the Administrative Agent copies of all licenses, permits, consents, approvals and authorizations described in Section 3.5 of this Agreement theretofore obtained and any additional information reasonably requested by the Administrative Agent with respect thereto;

7.1.17 The Borrower shall have delivered to the Administrative Agent to its satisfaction of Project Budget as the Loan proceeds will be allocated to specific line items (a “Line Item”).  Such Project Budget shall contain an amount sufficient to cover interest payments required pursuant to the Construction Loan (the “Interest Reserve”).  If the amount in the Project Budget allocated for the Interest Reserve is depleted at any time during the term of the Building Loan, the Administrative Agent and the Borrower shall agree on the amount that Borrower must deposit in an account with the Administrative Agent to be held in escrow by the Administrative Agent for the Interest Reserve to be used for future monthly payments of interest on the Building Loan.  If, at any time, the Administrative Agent determines that the amount remaining in the Construction Loan will not be sufficient to complete the Project, the Administrative Agent and the Borrower shall agree on the amount that Borrower must contribute prior to any future Advances;

7.1.18 The Borrower shall have delivered to the Administrative Agent evidence that seventy-five percent (75%) of the hard costs set forth in the Project Budget are “bought out” or subject to executed contracts;

7.1.19 The Borrower shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent and the Lender’s Consultant that Borrower has invested a minimum of the lesser of Thirty Two Million Fifty One Thousand Three Hundred Thirty Three Dollars ($32,051,333.00) or 40% of the Project Budget if the Project Budget is revised because the Major  Contracts are fully executed, provided, however that, if the Borrower shall notify the Administrative Agent within ninety (90) days of the date of this Agreement that the Borrower shall NOT develop the 43,000 square feet of the Property not subject to current leases and thus the Project Budget shall be reduced, in that case, the Borrower equity contribution requirement shall be reduced to such amount that is the same percentage of the Project Budget as Thirty Two Million Fifty One Thousand Three Hundred Thirty Three Dollars ($32,051,333.00) was to the initial Project Budget.  In no event shall the entire maximum principal amount of the Construction Loan exceed the lesser of (x) $48,000,000.00, or (y) sixty percent (60%) of the total verified project costs as set forth in the Project Budget, which may have been reduced as set forth above, or (z) sixty percent (60%) of the appraised fair market as-built and stabilized value of the Project, as determined by an MAI appraisal in form and substance satisfactory to the Administrative Agent in its sole discretion;

7.1.20 The Administrative Agent shall have received an opinion of the Lender’s Consultant that (a) the anticipated delivery date of the premises required pursuant to that certain Lease, dated March 12, 2009 (the “BJ Lease”) by and between the Borrower and BJ’S Wholesale Club, Inc. (“BJ’S”) which may have been extended with the consent of BJ’S (the “BJ Delivery Date”) will be met and that the BJ Delivery Date will not exceed the Final Advance Date, and (b) the anticipated delivery date of the premises required pursuant to that certain Lease, dated as of November 5, 2009 (the “NYC Lease”) by and between the Borrower and The City of New York acting through the Department of Citywide Administrative Services (“NYC”) which may have been extended with the consent of NYC (the “NYC Delivery Date”) will be met and that the NYC Delivery Date will not exceed the Final Advance Date; and

7.1.21 The Borrower shall have delivered to the Administrative Agent each additional item required by any Loan Document or deemed reasonably necessary or advisable by the Administrative Agent.

7.2 Conditions Precedent to Subsequent Advances.  The obligation of the Administrative Agent under this Agreement to make any Advance subsequent to the first Advance is subject to the fulfillment of the following additional conditions to the reasonable satisfaction of the Administrative Agent or its agents, in their sole discretion:

7.2.1 All of the conditions precedent to the first Advance set forth in Section 7.1 of this Agreement shall have been satisfied as of the date any subsequent Advance is requested;

7.2.2 If requested by the Administrative Agent or the Title Insurer; the Borrower shall have delivered to the Administrative Agent a print of an updated Survey dated or redated to such dates as the Administrative Agent or the Title Insurer may require, showing that the Improvements are being constructed solely on the Land and within all applicable building set-back lines and other restrictions and do not encroach upon or overhang any land not subject to the Mortgage nor upon any easement or right-of-way and showing such other items as the Administrative Agent or the Title Insurer may from time to time reasonably require;

7.2.3 The Administrative Agent shall have received a notice of title continuation or an appropriate endorsement, conforming to the requirements of the Title Insurance Policy, indicating that the Mortgage is insured to the extent of all prior Advances funded by the Administrative Agent and that there has been no change in the state of title theretofore approved by the Administrative Agent, which notice or endorsement shall be binding on the Title Insurer to the extent of the aggregate of all Advances previously funded and the Advance to be funded in reliance thereon;

7.2.4 No portion of the Improvements shall have been damaged by fire or other casualty and not repaired to the condition immediately prior to such casualty, and no condemnation or taking of the Land or any portion thereof shall be pending or threatened;

7.2.5 The Borrower shall have delivered to the Administrative Agent such documentation substantiating the basis for such request as the Lender’s Consultant and the Administrative Agent may reasonably require, together with (A) certificates or acknowledgments of payment from the Construction Manager and all Subcontractors with respect to all sums due to them for work, labor or services performed or materials, supplies or equipment furnished in connection with the construction of the Improvements as of the date of the preceding disbursement, (B) releases of lien from all Subcontractors who have fully performed the terms of their respective Subcontracts as of the date of the preceding disbursement and if any amount of such Advance is for a final payment to such Subcontractor then such Subcontractor must present such release of lien as a final lien waiver, and (C) if requested by the Administrative Agent; releases of lien from all other Subcontractors with respect to work performed and materials furnished as of the date of the preceding disbursement;

7.2.6 The Improvements theretofore constructed shall have been constructed in accordance with the Plans and Specifications and all statutes, regulations and other laws and all licenses, permits, consents, approvals and authorizations required by any Governmental Authority or by any applicable board of fire underwriters or similar bodies acting in and for the locality in which the Project is located, without any departure therefrom unless otherwise approved by the Administrative Agent; and certificates of the Architect and the Lender’s Consultant to such effect shall have been delivered to and approved by the Administrative Agent;

7.2.7 The business and financial condition of the Borrower shall not have been materially adversely affected in any way; and

7.2.8 The Architect and Lender’s Consultant shall have inspected the Improvements and found them to conform to the requirements of this Agreement (such inspections being exclusively for the benefit of Administrative Agent and not for the benefit of Borrower or any other Person).

7.3 (a)  Conditions Precedent to the Final Advance.  The obligation of the Administrative Agent under this Agreement to make the final Advance is subject to the fulfillment of the following additional conditions to the reasonable satisfaction of the Administrative Agent or its agents, in their sole discretion:

7.3.1 All of the conditions precedent to all prior Advances set forth in Sections 7.1 and 7.2 of this Agreement shall have been satisfied as of the date the final Advance is requested;

7.3.2 The Administrative Agent and Lender’s Consultant have received and approved (a) the evidence from the Architect and engineer of record that they have inspected the improvements at the Project and found them to conform to the requirements and the Plans and Specifications and to be substantially complete and lien-free and operating, and (b) the certificate of occupancy for the entire Project or a temporary certificate of occupancy sufficient to permit use of the Improvements in the opinion of the Lender’s Consultant, furthermore, if, in the opinion of Lender’s Consultant, there are costs necessary to obtain a certificate of occupancy a reserve account in an amount acceptable to the Lender’s Consultant and the Lending Group shall be established;

7.3.3 The Administrative Agent shall have received an “as built” Survey showing the location of all Improvements, easements, rights-of-way and other matters affecting the Project, if so requested by the Administrative Agent; and

7.3.4 The Administrative Agent shall have received final releases of lien from the Construction Manager and all Subcontractors, in such form as shall be reasonably satisfactory to Administrative Agent, with respect to all sums due to them for work, labor or services performed, or materials, supplies or equipment furnished in connection with the construction of the Improvements.

7.3         (b) Conditions Precedent to Conversion to the Permanent Loan.  Provided that Borrower has satisfied all of the conditions set forth above in Section 7.3(a) together with all of the following conditions, the Building Loan shall convert to the Permanent Loan on the Conversion Date.

(i)                         Borrower shall have delivered written notice to the Administrative Agent (the "Conversion Notice") delivered not less than ninety (90) but not greater than one hundred eighty (180) days prior to the Final Advance Date of Borrower’s intention to exercise the Conversion Option;

(ii)                         Borrower shall have delivered to the Administrative Agent, together with the Conversion Notice, payment, in immediately available federal funds, of a conversion fee of one-half (1/2%) percent of the Loan Amount plus any additional principal amount committed to be loaned under the Permanent Loan;

(iii)                         No Event of Default under the Loan Documents has occurred or, after notice or lapse of time will occur and all representations and warranties contained in the Agreement or in any of the other Loan Documents shall be true, correct and complete in all material respects;

(iv)                         The Borrower shall have executed and delivered (or shall have caused to be executed and delivered) to the Administrative Agent all of the documents necessary to modify and extend the Loan Documents, including an endorsement to Title Policy or new Title Policy, as needed;

(v)                         BJ’S and NYC are current tenants and in occupancy and operating at the demised premises consisting of at least 178,588 square feet and 33,048 square feet, respectively, each of BJ’S and NYC are paying rent and no default under either the BJ Lease or the NYC Lease has occurred;

(vii)                         The Borrower shall have delivered updated, fully executed tenant estoppel certificates for each tenant at the Premises, including BJ’s and NYC, together with, unless previously obtained, fully executed subordination, non-disturbance and attornment agreements, if necessary; and

(viii)                         The Administrative Agent shall have received evidence that (1) the Borrower shall have achieved a minimum DSCR of 1.50:1 as verified by the Administrative Agent or the Borrower will pay a portion of the outstanding principal amount of the Construction Loan so as to be able to achieve a minimum DSCR of 1.50:1 and (2) an MAI appraisal, ordered by Administrative Agent and paid for by Borrower, in form and substance satisfactory to the Administrative Agent in its sole discretion shows a maximum "As Is" loan to value of sixty-five (65%) percent.

7.3           (c)  If the Borrower has satisfied all of the requisite conditions as set forth in this Agreement, then on the Conversion Date,

(1)           the Building Loan will convert to a mini-permanent commercial mortgage loan and such outstanding principal loan amount may be increased if requested by the Borrower and approved by the Lending Group in their sole discretion, with a three (3) year term (“Permanent Maturity Date”), amortized over a twenty-five (25) year period with level principal and interest payments, calculated on the outstanding principal balance;

(2)           the pricing parameters for the interest rate will be determined at least ninety (90) days prior to the Conversion Date at the Lending Group's sole discretion and will be calculated on the basis of a 360-day year, but shall be computed for the actual number of days in each period for which interest is charged.

(3)           during the term of the Permanent Loan, the Borrower shall, at all times, maintain a DSCR of 1.50:1, measured at any time at the sole discretion of the Administrative Agent.  If such DSCR is not maintained, the Borrower shall be required to (a) deposit all income received from the Project after payment of all capital and operating expenses pursuant to a budget approved by the Lending Group, debt service on the Permanent Loan, taxes and insurance, with Administrative Agent in an escrow account (a “Cash Management Period”) until such time that a DSCR of 1.50:1 has been achieved, or (b) reduce the outstanding principal amount of the Permanent Loan so that the Borrower can achieve a DSCR of 1.50:1.  After a Cash Management Period, once the Borrower shall again achieve a DSCR of 1.50:1, the Administrative Agent shall return any funds held in such escrow account. If the DSCR falls below 1.20:1.0 coverage, the Borrower must repay a portion of the outstanding principal balance of the Permanent Loan to a level so that the Borrower will achieve a 1.50:1.0 coverage (the “Paydown Amount”).  In lieu of repaying the Paydown Amount, Borrower will have the option of posting a letter of credit in the same amount as the Paydown Amount, for a maximum time of 365 days, in a form and from a lender approved by the Administrative Agent in its sole discretion.  Such letter of credit may be drawn upon (1) at any time within thirty (30) days of its expiration date, and (2) if a DSCR of 1.50:1 has NOT been achieved within 365 days of the posting of the letter of credit.

(d)  If the aforesaid Conditions Precedent to Conversion have not been satisfied on or before the Conversion Date, the Building Loan shall not be converted to the Permanent Loan pursuant to the terms hereof and the outstanding principal balance of the Building Loan, together with all accrued and unpaid interest thereon and all other amounts payable under the Loan Documents, shall immediately be due and payable on the Conversion Date, together with an “Exit Fee” equal to one-quarter of one percent (.25%) of the Construction Loan as more fully set forth in the Note; provided, however, that such Exit Fee shall be waived if:

(1) the outstanding principal amount of the Building Loan is refinanced with the Lending Group; or

(2) Borrower elects to refinance the outstanding principal amount of the Building Loan with a qualified third-party lender, provided:

(i) Borrower has first provided the Administrative Agent and the Co-Lender with written notice that it has initiated discussions with a third-party lender; and

(ii) Borrower has provided the Administrative Agent and the Co-Lender with a copy of a bona fide proposal for financing from such third-party lender.  Such proposal  which shall be deemed to have been submitted to Lender no earlier than ten (10) Business Days after the date of such notice of discussion provided for in item (i) above; and

(iii) The Lending Group does not provide a refinancing proposal within twenty-one (21) Business Days of receipt of the third-party proposal that is substantially similar with respect to amount of loan proceeds, term, level of recourse, if any, interest rate and fees.

7.4 Procedures.

7.4.1 Subject to the conditions set forth in this Section 7, Advances shall be made at such time as, but not more frequently than once in any calendar month (exclusive of any Advance made pursuant to Section 7.6 of this Agreement), for the purposes that, subject to the limitations that, and in such amounts as, the Lender’s Consultant and the Administrative Agent shall determine.  All sums disbursed pursuant to any provision of this Agreement shall be deemed to be building loan advances secured by the Mortgage;

7.4.2 Borrower requests for Advances shall be made on such a schedule as to permit the timely payment (less applicable holdbacks) in minimum installments of $250,000.00 (except the last draw) of all work, labor or services performed and materials, supplies or equipment furnished pursuant to the Construction Contract (exclusive of any such requisitions for materials, supplies or equipment so furnished but not yet incorporated into the Project, whether or not stored on the Land), duly prepared and submitted by the Construction Manager on AIA Document G702 and AIA Document G703, certified to by the Architect and approved by the Lender’s Consultant; and for non-construction cost items constituting “cost of improvement”, approved by the Lender’s Consultant and the Administrative Agent, less, a 10% holdback and the total of all prior Advances.  It is the intention of the Administrative Agent to withhold a net sum equal to 10% of the aggregate amount of such approved requisitions for construction cost items, to be disbursed when the work to be performed under the Construction Contract is 100% complete, as certified to by the Architect and approved by the Lender’s Consultant, provided, however that, if the Lender’s Consultant determines that 80% of the work has been completed with regard to a specific Line Item for one of the large subcontractors pursuant to a Major Contract one-half of the 10% holdback for that Line Item shall be advanced to the Borrower pursuant to an Advance request.  Unless the Administrative Agent agrees to release the retainage for certain Line Items prior to completion of the Project, the amount of the withheld portion of such approved requisitions still held by the Administrative Agent, if any, shall be disbursed by the Administrative Agent as the final Advance when all the conditions specified in Section 7 of this Agreement have been satisfied.  In no event shall the aggregate amount of the Advances exceed the Project Cost unless specifically approved in writing by the Lending Group and the Lender’s Consultant;

7.4.3 The Borrower hereby establishes and shall maintain the Project Fund with the Administrative Agent for the sole purpose of receiving and making all Advances under this Agreement.  All Advances under this Agreement shall be made by the Administrative Agent’s depositing the amount thereof into the Project Fund, and all Advances so credited shall be deemed to have been received by the Borrower.  For this purpose, the Borrower hereby irrevocably authorizes the Administrative Agent to deposit each Advance under this Agreement directly to the credit of the Borrower in the Project Fund;

7.4.4 Upon being furnished with an Advance Request for an Advance, certified to by the Borrower and approved in writing by the Lender’s Consultant; the Administrative Agent shall deposit the Advance into the Project Fund within five (5) Business Days after receipt of such Advance Request and all other documentation required in connection with such Advance Request.  “Business Day” shall mean any day of the year on which banking institutions in New York, New York are not authorized or required by law or other governmental action to close;

7.4.5 The Advance Request delivered by the Borrower for any Advance following the first Advance shall be deemed a representation and warranty to the Administrative Agent that each and every item of cost which was made the basis of the prior Advance and which had not then been paid has since been paid in full;

7.4.6 The Administrative Agent shall have no obligation to make Advances after the occurrence of any Event of Default, but shall have the right and option to do so, and if the Administrative Agent elects to make any such Advances, no such Advance shall be deemed to (A) constitute a waiver of any right or remedy under the Loan Documents, or (B) obligate the Administrative Agent to make any other Advances; and

7.4.7 No Advance shall be deemed an approval or acceptance by the Administrative Agent of any work, labor or services theretofore performed or of any materials, supplies or equipment theretofore furnished.

7.5 Additional Security.  As additional security for the Borrower’s obligations under this Agreement and the other Loan Documents, the Borrower irrevocably assigns to the Administrative Agent, and grants to the Administrative Agent a security interest in, its interest in the Project Fund and all Building Loan proceeds now or hereafter held by the Administrative Agent or its agents, whether or not disbursed, all funds now or hereafter deposited by the Borrower with the Administrative Agent or its agents under this Agreement or any of the other Loan Documents, the Borrower’s interest in the Plans and Specifications and all copies thereof, to the extent permitted by law, all governmental permits and licenses now or hereafter obtained for the lawful construction and operation of the Improvements and all reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the construction of the Improvements.  Upon the occurrence of an Event of Default, the Administrative Agent, in addition to any other rights and remedies it may have under the Loan Documents or at law or in equity, may apply any funds held by the Administrative Agent or its agents against any of the aforesaid obligations (whether or not the same be then due), in such order as the Administrative Agent may determine, and may use any of the other property referred to above for any purpose for which the Borrower could have used said property under this Agreement or with respect to the construction of the Improvements.

7.6 Administrative Agent Advances Without Request.  The Administrative Agent shall from time to time make Advances on behalf of the Borrower to the Lenders to pay interest on the payment dates when interest is due and owing in accordance with the terms of the Note, and may from time to time make Advances on behalf of the Borrower to the Lenders to pay the Lenders other sums due the Administrative Agent and the Lenders pursuant to this Agreement or any of the other Loan Documents, to taxing authorities or insurers to pay taxes or insurance premiums when due, to the Construction Manager or any Subcontractor or other creditor of the Borrower, and to pay for the protection of the Improvements and to complete the Project.  Any Advance so made shall be deemed to be an Advance made to and received by the Borrower.

7.7 Payments by Administrative Agent to Contractors, Subcontractors and other Creditors of Borrower.  The Administrative Agent shall have the right (but not the obligation) to make payments hereunder directly to the Construction Manager or to any Subcontractor or other creditor of the Borrower for work performed, services rendered or materials supplied by such party in connection with the construction of the Improvements or the development and use of the Project, or by check jointly payable to the Construction Manager and any such Subcontractor or other creditor of the Borrower.  The Administrative Agent is hereby authorized by the Borrower (but not obligated) to set aside and pay from the Building Loan, at the Administrative Agent’s sole discretion, a sum sufficient to pay any invoices of the Construction Manager or any Subcontractor or other creditor of the Borrower for work performed, services rendered or materials supplied in connection with the construction of the Improvements or the development and use of the Project if the Administrative Agent is requested to do so by the Construction Manager or any Subcontractor or other creditor of the Borrower.

7.8 Discretion of Administrative Agent.  Although the obligation of the Administrative Agent to make Advances pursuant to this Section 7 is dependent upon the fulfillment of the conditions specified in this Section 7 and subject to the procedures specified in this Section 7, it is acknowledged that the Administrative Agent may, in its sole discretion, make any Advance in the absence of strict compliance with such conditions and procedures from time to time.  Without limiting the generality of Sections 10.6 or 10.7 of this Agreement, no such action by the Administrative Agent shall in any way affect the ability of the Administrative Agent to subsequently require such strict compliance.  Nothing in this Section shall be deemed to create any specific rights in favor of any third parties including, without limitation, any beneficiary under Section 22 of the New York Lien Law.

8. DEFAULTS AND REMEDIES.

8.1 Events of Default.  The following shall be deemed to be Events of Default under this Agreement:

8.1.1 The Completion of Construction shall not have occurred by the Completion Date, or the Borrower shall fail to deliver to the Administrative Agent by the Completion Date any of the certificates confirming the Completion of Construction;

8.1.2 The Project shall have been discontinued for more than fifteen (15) days for any reason, or for thirty (30) days when occasioned by Force Majeure; provided, however, in no event shall the aggregate of all such periods equal more than one hundred twenty (120) days when occasioned by Force Majeure, with time being of the essence, provided however, in the event the Lending Group believes, in its reasonable judgment, that the Borrower is able to achieve Completion of Construction on or before the Completion Date, the delays set forth above shall not constitute an Event of Default;

8.1.3 The Lender’s Consultant or the Administrative Agent shall have determined that the Project has not been completed in a good and workmanlike manner on or before the Completion Date substantially in accordance with the terms and conditions of the Plans and Specifications and the terms and conditions of the Loan Documents and such failure shall continue for more than twenty (20) days after written notice thereof by the Administrative Agent to the Borrower, provided that the Project must be substantially completed on or before the Completion Date;

8.1.4 The Borrower shall fail to perform or comply with any covenant, term or condition of this Agreement where such failure is not otherwise referred to in Section 8 of this Agreement and such failure shall continue for more than thirty (30) days after written notice thereof by the Administrative Agent to the Borrower, provided that if Borrower cannot perform or comply within such thirty (30) day period and such failure is capable of performance or compliance by Borrower, then so long as Borrower has commenced to perform or comply and thereafter diligently and expeditiously proceeds to perform or comply, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower to perform or comply;

8.1.5 Any representation or warranty of the Borrower in the Loan Documents or the Construction Documents shall have been untrue or incorrect when made, or shall become untrue or incorrect in any material respect;

8.1.6 Any Survey required by the Administrative Agent or the Title Insurer pursuant to this Agreement shall show any violation of any building set-back or other restriction or encroachment or other matter not approved by the Administrative Agent or the Title Insurer which is not removed or cured within thirty (30) days after written notice thereof by the Administrative Agent or the Title Insurer to the Borrower;

8.1.7 A material default shall occur under any Construction Document after applicable notice, grace and cure periods;

8.1.8 Any lien or encumbrance is entered against the Land or the Improvements, which is not released, discharged, insured over or bonded within thirty (30) days after the date of filing thereof, except for taxes which are due but not yet payable or to the extent that any such lien is not material and is the subject of Borrower’s ongoing, good faith dispute, unless waived by the Administrative Agent.

8.1.9 Any person shall obtain an order or decree in any court of competent jurisdiction enjoining or delaying the construction of the Improvements or enjoining or prohibiting the Administrative Agent or the Borrower from carrying out the terms and conditions of any of the Loan Documents, and such proceedings are not discontinued or such decree is not vacated within twenty (20) Business Days after the filing thereof;

8.1.10 An Event of Default shall occur under the Mortgage, or a default, together with the expiration of any applicable grace and cure period, shall occur under any of the other Loan Documents;

8.1.11 The Borrower shall, without the consent of the Administrative Agent; assign its rights under this Agreement, or its rights to receive disbursement of monies under this Agreement or any portion thereof or if the Borrower shall by operation of law or otherwise be deprived of its rights under this Agreement;

8.1.12 The Borrower is unable to satisfy all of the conditions precedent required to be satisfied prior to receipt of any Advance, or the Borrower does not satisfy the requirement to replenish the funds in the Project Budget pursuant to the requirements of Section 7.1.13 of this Agreement;

8.1.13 Any permit, approval or agreement obtained from or issued by any Governmental Authority is withdrawn, canceled, terminated, or modified to the material detriment of the Borrower or the Project, unless the Borrower reinstates and confirms in all respects the permit, approval, or agreement in effect within a period of thirty (30) days thereafter; and

8.1.14 The Guarantor fails to comply with the provisions of Section 4.11 of this Agreement.

8.2 Remedies.  Upon the occurrence of any Event of Default, in addition to any other rights or remedies available at law or in equity; or under any of the Loan Documents, the Administrative Agent may exercise any or all of the following rights and remedies as it, in its sole discretion, deems necessary or desirable:

8.2.1 Enter upon the Project and complete the Project in accordance with the Plans and Specifications (with such changes therein as the Administrative Agent may deem appropriate) and take any action to preserve and protect the Project, all at the risk, cost and expense of the Borrower, including but not limited to the right to make Advances in excess of the principal amount of the Building Loan;

8.2.2 At any time discontinue any work commenced by the Borrower with respect to the Project or change any course of action undertaken by it and not be bound by any limitations or requirements of time, whether set forth in this Agreement or otherwise;

8.2.3 Assume the Construction Contract or any other agreement, contract or subcontract made and in any way relating to the Project and take over and use all or any part of the work, labor; services, materials, supplies or equipment contracted for; whether or not previously incorporated into the Project;

8.2.4 In connection with any undertaking by the Administrative Agent to complete the Project pursuant to the provisions of this Agreement, (A) engage architects, contractors, subcontractors, mechanics, materialmen, laborers, suppliers and others for the purpose of performing any work, labor or services or furnishing any materials, supplies or equipment required in connection with the completion of the Project, (B) pay, settle or compromise all bills or claims which may become, if unpaid, mechanic’s liens or which have been or may be incurred in any manner in connection with completing the Project or for the discharge of liens, encumbrances or defects in the title to the Project, and (C) take or refrain from taking such action hereunder as the Administrative Agent from time to time and in its sole discretion may determine; and

8.2.5 Terminate this Agreement and the Administrative Agent’s obligations under this Agreement, including the obligation to make further Advances (including Advances requested prior to such termination but not actually made at the time such termination occurs).

9.      SECONDARY MARKET; ASSIGNMENT; PARTICIPATION

9.1           Pursuant to the provisions of that certain Co-Lending and Servicing Agreement by and between the Administrative Agent and the Lending Group (the “Co-Lending Agreement”) a member of the Lending Group may at any time grant to one or more parties (each a “Participant”) participating interests in its Pro Rata Share (as hereinafter defined) of the Loan (the “Participations”) and the Lending Group may syndicate the Loan (“Syndication”).

9.2           A member of the Lending Group may at any time assign (x) to any Eligible Assignee (as defined in the Co-Lending Agreement) with the consent of Administrative Agent, which consent shall not be unreasonably withheld or delayed, (y) to any other party with the consent of Administrative Agent, which consent may be withheld by Administrative Agent in Administrative Agent’s sole and absolute discretion (each such assignee set forth in (x) and (y) above, a “Consented Assignee”), or (z) without such consent, to one or more Eligible Assignees which are affiliates, subsidiaries or a parent of a member of the Lending Group (each Consented Assignee or subsidiary, affiliate or parent bank or institution, an “Assignee”) all or a proportionate part of all of such member of the Lending Group’s rights and obligations under this Agreement and the Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement substantially in the form annexed to the Co-Lending Agreement executed by such Assignee and the assigning member of the Lending Group (duplicate executed originals of which shall be delivered to Borrower to the extent available).  Upon (i) execution and delivery of such instrument, (ii) payment by such Assignee to the assigning member of the Lending Group of an amount equal to the purchase price agreed between such member of the Lending Group and such Assignee and (iii) with respect to a Consented Assignee, payment by such Assignee to Administrative Agent of a fee, for Administrative Agent’s own account, in the amount of $3,500, such Assignee shall be a party to this Agreement and shall have all the rights and obligations of a member of the Lending Group as set forth in such Assignment and Assumption Agreement, and the assigning member of the Lending Group shall be released from such member of the Lending Group’s obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required.  Neither Borrower nor an affiliate of Borrower shall be Eligible Assignee.

9.3           Borrower, Administrative Agent and members of the Lending Group shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with assignments, participations or syndications in accordance with the foregoing provisions of this Section and which do not adversely affect Borrower or Guarantor or Borrower’s or Guarantor’s obligations or rights under the Loan Documents (other than to a de minimis extent).

9.4           Borrower recognizes that in connection with a member of the Lending Group’s selling of Participations or making of assignments, any or all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loan may be exhibited to and retained by any such Participant or Assignee or prospective Participant or Assignee who signs and delivers a confidentiality agreement in the form executed by the initial members of the Lending Group, if any.  Borrower hereby consents to the release of any and all Borrower and Guarantor information to such parties, and holds Administrative Agent and the Lending Group harmless from any and all liability due to the release of Borrower’s and Guarantor’s financial information by Administrative Agent or any member of the Lending Group to any such party.

9.5           Borrower agrees to reasonably cooperate with the Lending Group in connection with any sale or transfer of the Loan, Syndication or any Participation.  At the request of the holder of the Note and, to the extent not already required to be provided by Borrower and Guarantor under this Agreement, Borrower shall take such reasonable actions for the benefit of, and use reasonable efforts to provide information not in the possession of, the holder of the Note in order to satisfy the market standards (which may include such holder’s delivery of information with respect to Borrower, Guarantor and the Project to any Participant or Assignee or prospective Participant or Assignee who signs and delivers a confidentiality agreement in the form executed by the initial members of the Lending Group, if any) to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace in connection with such sales or transfers, including, without limitation, to:

(i) provide (i) updated financial, budget and other information with respect to the Project, Borrower, Guarantor and affiliated entities and (ii) modifications and/or updates to the appraisals, market studies, environmental reviews and reports (Phase I reports and, if appropriate, Phase II reports) of the Project obtained in connection with the making of the Loan (all of the foregoing being referred to as the “Provided Information”), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to the Lending Group;

(ii) make de minimis changes to the organizational documents of Borrower or its principals;

(iii) upon reasonable prior notice, permit site inspections, appraisals, market studies and other due diligence investigations of the Project, as may be reasonably requested by the holder of the Note or as may be necessary in connection with the Participations or Syndications;

(iv) make the representations and warranties with respect to the Project, Borrower, Guarantor, and the Loan Documents as such Persons have made in the Loan Documents and such other representations and warranties with respect to Borrower, Guarantor, and the Project, as may be reasonably requested by the holder of the Note;

(v) execute such amendments to the Loan Documents as may be requested by the holder of the Note including, without limitation, bifurcation of the Loan into two or more components and/or separate notes and/or creating a senior/subordinate note structure; provided, however, that Borrower and Guarantor shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate or the stated maturity set forth in the Note, except in connection with a bifurcation of the Loan which may result in varying fixed interest rates and amortization schedules, but which shall have the same initial weighted average coupon of the original Note, or (ii) in the reasonable judgment of Borrower or Guarantor, modify or amend any other economic term of the Loan, or (iii) in the reasonable judgment of Borrower or Guarantor, increase Borrower’s or Guarantor’s obligations and liabilities, or reduce Borrower’s or Guarantor’s rights, under the Loan Documents, other than to a de minimis extent; and

(vi) have reasonably appropriate personnel participate in a bank meeting and/or presentation for the Lending Group.

10.              MISCELLANEOUS.

10.1              Trust Fund.  All monies disbursed by the Administrative Agent pursuant to this Agreement shall be subject to trust fund provisions of Section 13 of the New York Lien Law.

10.2              Lien Law Section 22 Compliance.  The Borrower covenants that the affidavit attached hereto as Exhibit B and made a part hereof is made pursuant to and in compliance with Section 22 of the New York Lien Law, and, if so indicated in such affidavit, a portion of the proceeds of the Building Loan will be applied to reimburse the Borrower for payments made by the Borrower prior to the first Advance under this Agreement, but subsequent to the commencement of the construction of the Improvements, for items of “cost of improvement”, as defined in Subdivision 5 of Section 2 of the New York Lien Law.

10.3              Notice of Lending.  The Borrower covenants that attached hereto as Exhibit C and made a part hereof is a Notice of Lending pursuant to Article 3A of the New York Lien Law with respect to Advances by the Administrative Agent to the Borrower.

10.4              Assignment by Administrative Agent.  If the Administrative Agent shall assign its rights in and to this Agreement to a successor, all provisions of this Agreement shall continue to apply to the disbursement of monies.  Upon such assignment, the successor shall be deemed to have succeeded to all of the rights of the Administrative Agent under this Agreement and to have assumed all of the obligations of the Administrative Agent to disburse such monies in the manner and subject to the terms and conditions of this Agreement.  Such assignment and assumption shall affect the release of the Administrative Agent from any further obligations under this Agreement.

10.5              Notices.  Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to the Borrower  or to the Administrative Agent, addressed as set forth below (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 10.5).   Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal service and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) Business Days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) Business Day after delivery to a nationally recognized overnight courier service (e.g., Federal Express) for priority next day delivery.  Notice by e-mail is not valid notice under this or any other agreement between the Borrower and the Administrative Agent.

Administrative Agent:	Manufacturers and Traders Trust Company
One Fountain Plaza
Buffalo, New York 14203
Attention:

with a copy to:	DelBello Donnellan Weingarten Wise &
Wiederkehr, LLP
1 North Lexington Avenue
White Plains, New York 10601
Attention: Ann Carlson, Esq.

and	Manufacturers and Traders Trust Company
303 South Broadway, Suite 130
Tarrytown, New York 10592
Attention: John Stroligo, Vice President

If to Borrower:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention: Robert Masters, Esq.

10.6              Cumulative Nature; Nonexclusive Exercise; and Waivers of Rights and Remedies.  All rights and remedies of the Administrative Agent pursuant to this Agreement and its other agreements with the Borrower shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy.  No single or partial exercise by the Administrative Agent of any right or remedy pursuant to this Agreement or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Administrative Agent.  No course of dealing or other conduct heretofore pursued, accepted or acquiesced in, no course of performance or other conduct hereafter pursued, accepted or acquiesced in, no oral or written agreement or representation heretofore made, and no oral agreement or representation hereafter made, by the Administrative Agent, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall operate as a waiver of any right or remedy of the Administrative Agent pursuant to this Agreement or otherwise.  No delay by the Administrative Agent in exercising any such right or remedy, whether or not relied or acted upon, shall operate as a waiver thereof or of any other such right or remedy.  No notice or demand of any kind, and no attempted but unsuccessful notice or demand of any kind, by the Administrative Agent prior to exercising any such right or remedy on any one occasion, whether or not relied or acted upon, shall operate as a waiver of any right of the Administrative Agent to exercise the same or any other such right or remedy on such or any future occasion without any notice or demand of any kind.  No waiver by the Administrative Agent of any such right or remedy, or modification of this Agreement, shall be effective unless made in a writing duly executed by the Administrative Agent and specifically referring to such waiver.  No waiver by the Administrative Agent on any one occasion of any such right or remedy shall operate as a waiver thereof or of any other such right or remedy on any future occasion.

10.7              Entire Agreement; Modification; and Certain Consents and Waivers.  This Agreement contains the entire agreement between the Borrower and the Administrative Agent with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by the Administrative Agent with respect thereto, whether or not relied or acted upon.  This Agreement shall not be amended except in writing, which writing is signed by both Borrower and Administrative Agent.  Except as expressly provided in this Agreement, this Agreement shall not be modified or terminated, no indebtedness, liability or obligation of the Borrower pursuant to this Agreement, and no right or remedy of the Administrative Agent pursuant to this Agreement or otherwise, shall be impaired or otherwise affected, by any act, omission or other thing.  The Borrower consents, without notice, to each act, omission and other thing that would or might, but for such consent, modify or terminate this Agreement or impair or otherwise affect any such indebtedness, liability, obligation, right or remedy created pursuant to this Agreement.  The Borrower waives, without notice, each act and other thing upon which, but for such waiver, any indebtedness, liability or obligation of the Borrower pursuant to this Agreement or any right or remedy of the Administrative Agent pursuant to this Agreement or otherwise, would or might be conditioned.

10.8              Right of Setoff.  If an Event of Default occurs, the Administrative Agent and its affiliates and the Co-Lender shall also have the right to setoff against the indebtedness any property held in a deposit or other account by the Administrative Agent and its affiliates and the Co-Lender or otherwise owing by the Administrative Agent or its affiliates or the Co-Lender including, in any capacity to the Borrower in any capacity whether or not the indebtedness or the obligation to pay such moneys owed by the Administrative Agent or its affiliates or the Co-Lender is then due, and the Administrative Agent and the Co-Lender shall be deemed to have exercised such right of setoff immediately at the time of such election.

10.9              IntraLinks.  Borrower hereby acknowledges that (a) Administrative Agent will make available to the Lending Group all information provided by or on behalf of Borrower or Guarantor hereunder or under the other Loan Documents (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks® or another similar electronic system (the “Platform”) and (b) certain members of the Lending Group (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities.  Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word  “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, Borrower shall be deemed to have authorized Administrative Agent and the Lending Group to treat such Borrower Materials as either publicly available information or not containing any material non-public information (although it may be sensitive and proprietary) with respect to Borrower or its securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”.  Notwithstanding the foregoing, Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”  Borrower agrees to pay or reimburse Administrative Agent upon demand for all reasonable fees, costs and expenses incurred in connection with any Platform.

10.10              Governing Law.  This Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York.  This Agreement will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules.  THE BORROWER AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF FEDERAL COURT IN THE STATE OF NEW YORK IN A COUNTY WHERE THE PROPERTY IS LOCATED AND THE STATE OF NEW YORK IN NEW YORK OR WESTCHESTER COUNTY AND CONSENTS THAT THE ADMINISTRATIVE AGENT MAY EFFECT ANY SERVICE OF PROCESS IN ANY MANNER LEGALLY PERMITTED BY THE COURT HAVING JURISDICTION OVER THE MATTER AT ISSUE AND AT THE BORROWER’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS AGREEMENT WILL PREVENT THE ADMINISTRATIVE AGENT FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST THE BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF THE BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Administrative Agent and the Borrower.  The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

10.11              Joint and Several.  If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due or should be performed under this Agreement and the term “Borrower” shall include each as well as all of them.

10.12              General.  This Agreement shall be binding upon the Borrower and upon each successor and assign of the Borrower; and shall inure to the benefit of, and be enforceable by, the Administrative Agent and each successor and assign of the Administrative Agent.  This Agreement is a binding obligation enforceable against the Borrower and its heirs and legal representatives and its successors and assigns and shall inure to the benefit of the Administrative Agent and its successors and assigns. Any reference herein to “Administrative Agent” shall be deemed to include and apply to every subsequent holder of this Agreement and any reference herein to “Borrower” shall include; (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Borrower shall have been transferred; (ii) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein, or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate or limited liability company Borrower, any other entity into or with which the Borrower shall have been merged, consolidated, reorganized, or absorbed.  Except as expressly provided in this Agreement, each right and remedy of the Administrative Agent pursuant to this Agreement, and each action of the Administrative Agent pursuant to the authorization and appointment as attorney-in-fact contained in this Agreement, may be exercised or taken (i) at any time and from time to time; (ii) at the sole option of the Administrative Agent or its agents; (iii) without any notice or demand of any kind; and (iv) whether or not any Event of Default has occurred or existed, but the Administrative Agent shall not be obligated to exercise any such right or remedy or to take any such action.  Each request of the Administrative Agent pursuant to this Agreement may be made (i) at any time and from time to time; (ii) at the sole option of the Administrative Agent or its agents; and (iii) whether or not any Event of Default has occurred or existed.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.  If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or; if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.  Any provision of this Agreement that prohibits the Borrower from taking any action shall be construed to prohibit the Borrower from taking such action directly or indirectly.  Except as expressly provided in this Agreement, any reference in this Agreement to any statute, regulation or other law shall be deemed to be as of any time a reference to such statute, regulation or other law as in effect at such time or; if such statute, regulation or other law is not in effect at such time, a reference to any similar statute, regulation or other law in effect at such time.  Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; the word “or” has the inclusive meaning represented by the phrase “and/or”; the word “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and captions or section headings are solely for convenience and not part of the substance of this Agreement.  Any representation, warranty, covenant or agreement herein shall survive execution and delivery of this Agreement and shall be deemed continuous.  Any reference to the Administrative Agent’s agents shall include M&T Real Estate Trust.  Without limiting the generality of any reference hereunder to an agent of the Administrative Agent, any right or remedy granted to the Administrative Agent under this Agreement, including the right to be reimbursed for expenses hereunder, shall inure to the benefit of and be enforceable by both the Administrative Agent and its agents.

10.13              WAIVER OF JURY TRIAL.  THE BORROWER AND THE ADMINISTRATIVE AGENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY EACH WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.  THE BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER.  THE BORROWER ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

BORROWER:

CANARSIE PLAZA LLC

By:
Name:	Robert Masters
Title:	Senior Vice President

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:	John Stroligo
Title:	Vice President

THE LENDING GROUP:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:	John Stroligo
Title:	Vice President

CAPITAL ONE, N.A.

By:
Name:	Peter Welch
Title:	Senior Vice President

ACKNOWLEDGMENTS

STATE OF NEW YORK )
                           : ss.
COUNTY OF WESTCHESTER)

On the 12th day of  January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________________________
Notary Public

STATE OF NEW YORK)
                                      ss.
COUNTY OF WESTCHESTER)

On the 12th day of January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John Stroligo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__________________________________________
Notary Public

STATE OF                                 )
                           : ss.
COUNTY OF                             )

On the ________day of  January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Peter Welch personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________________________
Notary Public

EXHIBIT A

Architect:	Greenberg Farrow Architecture Inc.

Building Loan:	Forty Eight Million Dollars ($48,000,000.00)

Completion Date:	the earlier of (i) July 12, 2011, subject to Force Majeure delays; or (ii) the first day of the month following the date the final Advance is made.

Lender's Consultant:	Inspection & Valuation International, Inc.

Exceptions to Representations and Warranties: NONE

Final Advance Date:	the earlier of (i) July 12, 2011, subject to Force Majeure delays; or (ii) the Maturity Date.

Construction Manager:	ACRS, Inc.

Governmental Authority:

County:	Kings

Municipality:	Borough of Brooklyn

Improvements:	Site improvement, demolition of certain current improvements on the site and construction of an approximately 264,882 square foot mixed use center known as "Canarsie Plaza".

Land:	Section: 24, Block: 7920, Lots: 1- 7

Acreage:	approximately 590,980 S.F. OR 13.567 ACRES

Address:	8925 Foster Avenue, 8901 Avenue D, 8915 Avenue D, 870 Remsen Avenue, 856 Remsen Avenue, 8707 Foster Avenue, and 8709 Foster Avenue, Canarsie, New York 11236

EXHIBIT B
SECTION 22 – LIEN LAW AFFIDAVIT
MANUFACTURERS AND TRADERS TRUST COMPANY

STATE OF NEW YORK)
                                      : SS.
COUNTY OF WESTCHESTER)

Robert Masters being duly sworn deposes and says that:

1.
He is the Senior Vice President of CANARSIE PLAZA LLC, a limited liability company having an office and principal place of business at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (the "Borrower");

2.
The Borrower has entered into the annexed Building Loan Agreement with Manufacturers and Traders Trust Company, a New York banking corporation, with an office located at One Fountain Plaza, Buffalo, New York 14203-2399 individually as a lender and as the administrative agent for itself and Capital One, N.A. (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group (the "Administrative Agent"), dated as of January 12, 2010 (the "Building Loan Agreement");

3.
The Building Loan Agreement relates to the construction of a certain facilities located in the State of New York, County of Kings and Borough of Brooklyn described with more particularity in the Building Loan Agreement (the "Improvement");

4.	The amount of the building loan described in the Building Loan Agreement is $48,000,000 (the "Building Loan");

5.	The consideration paid, or to be paid, for the Building Loan has been paid, or will be paid by Borrower out of equity;

6.	The expenses incurred or to be incurred in connection with the Building Loan are as follows:

(a)	Real Property Taxes and Assessments during construction (est.)	$550,586.00

(b)	Interest Reserve	$1,800,000.00

(c)	Property Insurance Premiums during construction (est.)	$551,958.00

(d)	Architectural and Engineering Fees (est.)	$495,670.00

(e)	Construction Contingency	$5,467,501.00

(f)	Construction Management Fee	$2,274,444.00

(g)	Real estate brokerage leasing commissions	$812,738.00

(h)	Administrative Agent Fee	$25,000.00

(i)	Construction Monitoring Fee	$35,000.00

	TOTAL EXPENSES	$12,012,897.00

Certain of the foregoing amounts are based upon good faith estimates of expenses not yet incurred, and certain items listed above may cost more or less than such estimates.  The Borrower reserves the right, subject to the approval of the Administrative Agent, to use unexpended amounts from any of said items to defray the increases incurred in any other item or items listed above so long as the total amount of such expenses do not exceed the total amount of said items shown above.

7.	The amount, if any, to be advanced from the Building Loan to repay amounts previously advanced to the Borrower pursuant to Notices of Lending for costs of improvement is $0;

8.
The amount, if any, to be advanced from the Building Loan to reimburse the Borrower for costs of improvement expended by the Borrower after the commencement of the Improvement but prior to the date hereof are itemized as follows:

$0
TOTAL	$0

9.	The net sum available to the Borrower from the Building Loan for the Improvement is $35,987,103.00;

10.	This statement is made pursuant to and in compliance with Section 22 of the Lien Law of the State of New York, as amended;

11.	The facts stated above and any costs itemized on this statement are true and accurate.

Canarsie Plaza LLC

By: ________________________________________
Name:    Robert Masters
Title:      Senior Vice President

STATE OF NEW YORK                                                      )
                                        : ss.
COUNTY OF WESTCHESTER                                           )

On the 12th day of January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________________________
Notary Public

EXHIBIT C
NOTICE OF LENDING
Pursuant to Section 73 of the Lien Law

1.      Manufacturers and Traders Trust Company, a New York banking corporation with an office located at One Fountain Plaza, Buffalo, New York 14203  individually as a lender and as the administrative agent for itself and Capital One, N.A. (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group, is the person making the advances;

2. (a) Individual: _________________________, an individual residing at _____________________________________,
______________________________, New York ____________________, (the “Borrower”) is the person to whom or on whose behalf the advances are being made;

      (b) Partnership:  ______________________________ a ____________________ partnership having an office and principal place of business at __________________________________________, New York ____________________, (the “Borrower”) is the person to whom or on whose behalf the advances are being made;

      (c) Corporation:  ______________________________ a ____________________ corporation having an office and principal place of business at __________________________________________, New York ____________________, (the “Borrower”) is the person to whom or on whose behalf the advances are made;

      (c) Limited Liability Company:  Canarsie Plaza LLC, a limited liability company organized under the laws of the State of New York, with a Chief executive office:  c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, (the “Borrower”) is the person to whom or on whose behalf the advances are made;

3.      The Borrower is the owner and developer of the real property;

4.      The address of the real property for which the advances are being made is: 8925 Foster Avenue, 8901 Avenue D, 8915 Avenue D, 870 Remsen Avenue, 856 Remsen Avenue, 8707 Foster Avenue, and 8709 Foster Avenue, Canarsie, New York;

5.      The record owner of the real property described above is: Canarsie Plaza LLC;

6.      The improvements being made to the real property described above consist of:  site improvement, demolition of certain current improvements on the site, related soft costs and construction of an approximately 264,882 square foot mixed use center known as "Canarsie Plaza";

7.  Advances on or before the date of filing hereof and for which this Notice of Lending is intended to be effective were made on: NA;

8.      The maximum balance of advances made or to be made pursuant to this Notice of Lending is:  $48,000,000.00;

DATED:  January 12, 2010.

MANUFACTURERS AND TRADERS TRUST COMPANY

By   _________________________________________
Name:     John Stroligo
Title:               Vice President

EXHIBIT D

DRAW REQUEST

(BORROWER’S LETTERHEAD)

DRAW REQUEST NO.  _____________________

M&T BANK
ATTN:  (ADMINISTRATOR)
25 SOUTH CHARLES STREET
17TH FLOOR
BALTIMORE, MD 21201

LOAN NO.:  ____________________                                                                DATE:   _________________________________

PROJECT:   _________________________________________________________________

LOCATION:  ________________________________________________________________

BORROWER:  _______________________________________________________________

                             ______________________________________________________________

                             ______________________________________________________________

FOR PERIOD ENDING:  ______________________________________________________

In accordance with the Building Loan Agreement in the amount of $48,000,000, Dated January 12, 2010, among Borrower, Manufacturers and Traders Trust Company, as administrative agent for itself and the Lending Group as defined therein, Borrower requests that $________________ be advanced from Loan proceeds.  The proceeds should be credited to the account of _____________________________________
Account No. __________________________________, at ____________________________.

1.      CURRENT DRAW REQUEST FOR HARD COSTS                                                                                                     $_____________________

2.      CURRENT DRAW REQUEST FOR SOFT COSTS                                                                                                      $_____________________

3.      TOTAL DRAW REQUEST                                                                                                                                                $_____________________

AUTHORIZED SIGNER:

__________________________________                                                                                     DATE:  ___________________________

Schedule A

GENERAL ASSIGNMENT OF RENTS

Date: January 12, 2010

Assignor:  CANARSIE PLAZA LLC, a limited liability company organized under the laws of the State of Delaware, having an office c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

Assignee:  MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation having its offices at One Fountain Plaza, Buffalo, New York 14203, Attn: Office of the General Counsel ("M&T"), as the administrative agent for itself and Capital One, N.A., as a lender (the "Co-Lender" and, referred to collectively with M&T as the "Lending Group") and the Lending Group (the “Assignee”).

WHEREAS, Assignee has extended credit to Assignor for a development loan (hereinafter the "Loan") in the principal sum of up to Forty Eight Million Dollars ($48,000,000.00) (the “Loan Amount”) and that is secured in part by a Mortgage dated on or about the date of this General Assignment of Rents (this “Assignment”) (together with any extensions, supplements, modifications, amendments, and consolidations thereof, collectively referred to herein as the “Mortgage”), that certain building loan agreement by and between Assignor and Assignee dated as of the date hereof (the “Loan Agreement”), the Survey, the Title Insurance Policy, the Guarantees and all other instruments, certificates, legal opinions and documents executed and delivered by either or both of the Assignor or the Assignee in connection with the Loan (the “Loan Documents”) encumbering the Premises (as defined in the Mortgage) (including the land described on the attached Schedule A) and securing the Indebtedness (as defined in the Mortgage); and

WHEREAS, Assignee has required Assignor in connection with the Indebtedness to make the assignments and grant to Assignee the rights set forth in this Assignment; and

WHEREAS, Assignee desires to grant Assignor a conditional license to collect and use the income derived from the Premises and to take certain leasing actions in the ordinary course of business.

Capitalized terms used herein but not otherwise defined herein shall have their respective meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is acknowledged, Assignor covenants with Assignee so long as this Assignment is in effect as follows:

1.      DEFINITIONS.

a.
“Event of Default” under this Assignment shall exist (i) if any representation made by any Assignor in this Assignment is found to have been untrue or misleading in any material respect at the time it was made, (ii)  if any Assignor fails to observe any covenant made in this Assignment and (A) fails, upon notice from Assignee advising such Assignor of such failure, to cure the failure within thirty (30) days, provided, however that in the event that such default cannot by its nature reasonably be cured within such thirty (30) day period and provided Assignor commences to cure same within such period and thereafter diligently prosecutes same to completion, Assignor shall have a reasonable time to cure such default not to exceed sixty (60) days, (B) ceases to pursue diligently the cure of the failure or (C) repudiates its obligation to cure the failure, or (iii) if an “Event of Default” exists under the terms of the Mortgage or any other Loan Document, after applicable notice and grace periods, if any.

b.
“Leases” means all of Assignor’s right, title and interest, now or in the future, under any leases or other agreements, written or oral, conferring any tenancy or right to occupy, possess or use any portion of the Premises (together with all extensions, renewals and modifications of any Lease), all guaranties of the tenants' performance of obligations under any Lease, Assignor’s interest in any further leases, subleases, lettings or agreements upon or covering use or occupancy of all or any part of the Premises, and all other agreements conferring any right to collect Rents, including Assignor’s rights to cancel, modify, terminate, or accept the surrender of any Lease, to remove and evict the tenants under any Lease, or to increase or reduce Rents.

c.
“Leasing Actions” means all executions, modifications, terminations, and extensions of any Lease, all grants of purchase options or rights of first refusal, and all other actions taken by any Assignor in exercising its rights as landlord under any Lease.

d.
“Rents” means all rents, income, receipts, issues and profits and other benefits paid or payable for using, leasing, subleasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting minerals from, or otherwise enjoying the Premises, whether presently existing or arising in the future, to which any Assignor may now or hereafter become entitled or may demand or claim, including security deposits, amounts drawn under letters of credit securing tenant obligations, minimum rents, additional rents, parking revenues, hotel room revenues, deficiency rents, termination payments, space contraction payments, liquidated damages following default under any Lease, premiums payable by tenants upon their exercise of cancellation privileges, proceeds from lease guarantees, proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Premises, all rights and claims of any kind which any Assignor has or may in the future have against the tenants under the Leases, lease guarantors, or any subtenants and other occupants of the Premises; all proceeds of any sale of the Premises in violation of the Loan Documents, any future award granted any Assignor in any court proceeding involving any tenant in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court; and any and all payments made by any tenant in lieu of rent.

2.	ASSIGNMENT.

a.
Assignor does hereby grant, sell, transfer, set over, deliver, and absolutely, unconditionally and irrevocably assign unto Assignee the Leases and the Rents, to have and to hold the same unto Assignee and unto its successors and assigns forever.

b.
This Assignment is made in support of the Indebtedness and in support of the payment, observance, performance and discharge of all obligations, conditions covenants, and warranties contained in the Mortgage and the other Loan Documents.  This Assignment is and shall be primary and on a parity with the real estate conveyed by the Mortgage.

3.
LICENSE TO COLLECT AND USE RENTS.  Assignee grants to Assignor a conditional license, subject to Assignee’s rights under Section 5 of this Assignment, to collect the Rents, in trust for Assignee, to use them solely for the maintenance of the Premises and the repayment of the Indebtedness and, so long as no Event of Default exists, to make the balance of the Rents available for use of and distribution to Assignor.  This license extends only to Rents collected no more than one month in advance.

4.	LICENSE TO TAKE CERTAIN LEASING ACTIONS.

a.
Assignee grants to Assignor a conditional license, subject to Assignee’s rights under this Assignment, to take all Leasing Actions, as trustee for Assignee, provided such Leasing Actions are not excluded from the scope of such Assignor’s license under Section 4(b) of this Assignment and are taken in strict compliance with the terms of this Assignment and the terms of Section 9 of the Mortgage.

b.
The license granted by Assignee under this Section 4 does not extend to (i) the execution of any new Lease for space in excess of 5,000 square feet at the Premises which shall be made in strict compliance with the terms described in Section 9 of the Mortgage), (ii) any modification of any Lease in a way potentially materially adverse to the economic position of the landlord under such Lease including, but not limited to, any reduction in term or rental rate or any release of any liability, security or other assurance of payment with respect thereto, (iii) the acceptance of any space contraction payment, any termination payment, or any Rent delivered more than one month in advance of the related period (other than a security deposit), (iv) the grant of any option to purchase any part of the Premises or any right of first refusal or (v) any Leasing Action that results in a Lease (A) to an affiliate of any Assignor, (B) with a rental rate which is less than a reasonable market rental rate, or (C) permitting prepayment of rent more than one month in advance.

5.
ASSIGNEE’S APPROVAL OF LEASING ACTIONS.  In accordance with Section 291-f of the New York Real Property Law, Leasing Actions that Assignor is not expressly licensed to take under Section 4 of this Assignment require Assignee’s advance written approval.  Assignor shall request such approval in writing.  The request shall be accompanied by (i) a copy of the form of lease, lease amendment or other written instrument that is to effect the proposed Leasing Action and (ii) any financial materials (such as credit reports, tenant financial statements, or retail tenant sales information) used by any Assignor in arriving at its decision to take the proposed Leasing Action.  Assignee may, in the exercise of its reasonable discretion, request any additional documentation required to permit its analysis of the proposed Leasing Action.  If Assignee has not responded within fifteen (15) business days of its receipt of the documentation pursuant to such request, Assignee shall be deemed to have approved the same.

6.
DELIVERY OF LEASE DOCUMENTS.  Upon request of Assignee from time to time, Assignor shall promptly deliver to Assignee complete documentation evidencing those Leasing Actions taken by such Assignor pursuant to its license not previously delivered.  Assignor shall certify to Assignee that all such Leasing Actions have been taken in compliance with terms of this Assignment.

7.	ASSIGNOR’S REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants as follows:

a.
Assignor is the owner in fee simple absolute of the Premises, has good title to the Leases and Rents and has good right to assign them. No other natural or legal person has any right, title or interest to any Assignor’s interest in the Leases and Rents.

b.	Assignor has duly and punctually performed, or will duly and punctually perform, all of the landlord’s obligations, covenants, conditions and warranties under the terms of the Leases.

c.	To Assignor’s best knowledge as a duly diligent property owner, no tenant under any Lease is in material default in the performance of its terms.

d.	No Assignor has previously sold, assigned, transferred, mortgaged, or pledged the Leases or the Rents except to Assignee under documents which have been discharged and released in full.

e.
The Leases delivered to Assignee in connection with the execution and delivery of the Mortgage are valid, unmodified (except pursuant to modifications that have been delivered to Assignee) and are in full force and effect.

f.	No Rent that will accrue under any Lease has been waived, released, discounted, set off or otherwise discharged or compromised.

g.
No Assignor has received any funds or deposits from the tenant under any Lease in excess of one month’s Rent, other than security deposits or advance rents in respect of periods of the rental term that have elapsed.

8.	ASSIGNOR’S COVENANTS. Assignor hereby covenants as follows:

a.
Assignor shall observe, perform and discharge, duly and punctually, such Assignor’s obligations, covenants, conditions and warranties under the terms of the Leases, the Mortgage, this Assignment and the other Loan Documents.

b.	Assignor shall use commercially reasonable efforts to cause the tenants under the Leases to perform their obligations under the Leases.

c.	No Assignor shall take any Leasing Action without Assignee’s advance written approval, except as expressly permitted under the license granted to such Assignor under Section 4 of this Assignment.

d.
Assignor shall appear in and defend any action or proceeding arising under, or in any manner connected with the Leases or the obligations, duties or liabilities of such Assignor and the tenants under the Leases.

e.	Assignor shall execute and deliver to Assignee from time to time such further assignments and instruments as Assignee reasonably may request in order to effectuate the intent of this Assignment.

f.	Assignor shall, promptly upon execution, send Assignee a full and complete copy of any new Lease as to which Assignee’s approval was required under the terms of this Assignment.

g.
If any Assignor receives any written or oral notice from any tenant asserting a material default by the landlord under any Lease, or advising such Assignor that a condition exists which may become a material default with the passage of time, such Assignor shall send a copy or memorandum of the notice to Assignee.

h.
Assignor agrees, upon written request of Assignee, to notify the tenants under the Leases of this Assignment, to direct them in writing to send Assignee, simultaneously, copies of all notices of default that they serve on such Assignor, and to require them, at Assignee’s request, to pay all future Rent directly to Assignee.  The Rents and copies of such notices shall be sent to Assignee at such address as is specified by Assignee from time to time.

i.	No Assignor shall create or permit any lien, charge, or encumbrance of the Leases or of the Rents or pledge, transfer, or otherwise assign the Leases or the Rents unless at Assignee’s request.

j.
Assignor shall consent to neither an assignment of the tenant’s interest in any Lease nor to any tenant’s subletting all or any portion of the Premises leased by it except to the extent such consent expressly may be required by the terms and conditions of any Lease in effect on the date of this Assignment or entered into in strict compliance with the terms of this Assignment.

9.	ASSIGNEE’S RIGHTS UPON EVENT OF DEFAULT.

a.
Upon an Event of Default, Assignee may by notice to any Assignor immediately terminate such Assignor’s licenses under either or both of Sections 3 and 4 of this Assignment, regardless of whether the Premises or any other collateral adequately secures the eventual repayment of the Indebtedness.  Upon the termination of any Assignor’s license under Section 3 of this Assignment, such Assignor shall immediately deliver to Assignee all Rents then in such Assignor’s possession, and all Rents then due or accruing thereafter shall be payable by tenants directly to Assignee.  This Assignment shall constitute a direction to and full authority to any tenant of the Premises, upon Assignee’s written request, to pay all Rents to Assignee, without requiring Assignee to prove to the tenant the existence of an Event of Default.  Assignor agrees to deliver immediately to Assignee any Rents received by such Assignor after the termination of such Assignor’s license under Section 3 of this Assignment.  At Assignee’s written request, Assignor shall execute such further assignments to Assignee of any Lease as Assignee may in its sole judgment request.  This Assignment is given in connection with the Mortgage and in support of the performance of such Assignor’s obligations under the Loan Documents, and nothing herein contained shall be construed as constituting Assignee as an “Assignee-in-possession” of the Premises.

b.
Assignee shall apply Rents it collects as follows:  (i) first, to the payment of late and other charges, if any, due and payable under the Loan Documents; (ii) second, to the repayment of any sums advanced by Assignee for the payment of any insurance premiums, taxes, assessments or other impositions or charges against the Premises; (iii) third, to the payment of any other sums due from any Assignor to Assignee pursuant to the Loan Documents (other than the amounts described in clauses (v) and (vi) below); (iv) fourth, to the payment of any obligations of any Assignor under any environmental indemnity agreement; (v) fifth, to the payment of interest and principal then due with respect to the Indebtedness; (vi) sixth, to the establishment and maintenance of an escrow account for the payment of impositions on the Premises in accordance with the Loan Documents; (vii) seventh, to establish a fund to be held by Assignee in its general account, without interest, as additional security for the Indebtedness pending the cure of all Event of Defaults, and to be disbursed by Assignee in its reasonable discretion to permit such Event of Defaults to be cured; and (ix) eighth, after the cure of all Event of Defaults and only thereafter, the balance of the Rents shall be distributed to any Assignor or to the order of any Assignor.

c.
Assignor agrees that Assignee’s exercise of its rights under this Section 9 shall give rise to neither (i) an accord and satisfaction with respect to any obligation not fully performed by such Assignor or completely satisfied through the application of Rents by Assignee nor (ii) a waiver of any rights or remedies of Assignee.

d.
Upon the cure of all Event of Defaults, Assignee may, in its sole and absolute discretion, by notice to any Assignor, reinstate either or both of the licenses granted to such Assignor under Sections 3 and 4 of this Assignment.

10.
EXPENSES.  Assignor shall pay to Assignee on demand all costs and expenses (including but not limited to reasonable attorneys' fees and disbursements whether for internal or outside counsel) incurred by Assignee and/or the Co-Lender in connection with this Assignment, the Indebtedness or the Mortgage including reasonable costs of collection, of preserving or exercising any right or remedy of Assignee under this Assignment or any related assignment or guaranty, of workout or bankruptcy proceedings by or against Assignor, of defending against any claim asserted as a direct or indirect result of the Indebtedness or of performing any obligation of any Assignor pursuant to this Assignment or otherwise (including but not limited to payment of any amount any Assignor is obligated to pay pursuant to this Assignment and performance of any obligation of Assignor pursuant hereto).  Assignee reserves the right to have Assignor pay, upon demand, administrative fee(s) in regard to any administrative action Assignee is required or requested to take including the preparation of discharges, releases or assignments to third parties.  Costs and expenses shall accrue interest at the Default Rate set forth in the Note from the date of demand until payment is actually received by Assignee.  Each such cost and expense and any interest thereon shall constitute part of the Indebtedness and be secured by this Assignment and may be added to the judgment in any suit brought by Assignee or its agents against any Assignor on this Agreement.

11.
NOTICES.  Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Assignor or to Assignee, addressed as set forth below (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 11).  Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal service and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express).  Notice by e-mail is not valid notice under this or any other assignment between any Assignor and Assignee.

Assignee:	Manufacturers and Traders Trust Company
One Fountain Plaza
Buffalo, New York 14203
Attention: Office of General Counsel

with a copy to:	DelBello Donnellan Weingarten Wise &
Wiederkehr, LLP
1 North Lexington Avenue
White Plains, New York 10601
Attention: Ann Carlson, Esq.

and	Manufacturers and Traders Trust Company
303 South Broadway, Suite 130
Tarrytown, New York 10592
Attention: John Stroligo, Vice President

If to Assignor:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention: Robert Masters, Esq.

12.
NOTICE OF NON-COMPLIANCE.  Assignor shall notify Assignee in writing of any failure by any Assignor to comply with any provision of this Assignment or any Loan Document immediately upon learning of such non-compliance, or if any representation, warranty or covenant contained in any such document is no longer true.  Assignor shall also immediately notify Assignee in writing if there is any material adverse change in any of the information or financial statements supplied to Assignee to induce Assignee or any affiliate of Assignee (“Affiliate”) to extend credit to Assignor or any party which Assignor has guaranteed the debt of or if such information or financial statement is required under this Assignment or any Loan Document.

13.
COVENANTS SHALL RUN WITH THE LAND.  The covenants and Assignor’s obligation hereunder shall run with the land and bind Assignor, each heir, legal representative, successor and assign of Assignor and each subsequent owner, encumbrancer, tenant and subtenant of the Premises or any portion thereof, and shall inure to the benefit of, and be enforceable by, Assignee and each successor and assign of Assignee.

14.
NONWAIVER.  All rights and remedies of Assignee under this Assignment and the Loan Documents are cumulative, and no right or remedy shall be exclusive of any other right or remedy.  No single, partial or delayed exercise by Assignee or its agents of any right or remedy shall preclude full and timely exercise by Assignee or its agents at any time of any right or remedy of Assignee without notice or demand, at Assignee’s sole option.  No course of dealing or other conduct, no oral assignment or representation made by Assignee or its agents or usage of trade shall operate as a waiver of any right or remedy of Assignee.  No waiver of any right or remedy of Assignee hereunder shall be effective unless made specifically in writing by Assignee.  No notice or demand on an Assignor in any case shall entitle such Assignor to any other or further notice in similar or other circumstances.

15.
TERM; SURVIVAL.  The term of this Assignment shall continue until the Indebtedness has been fully and irrevocably paid to Assignee’s satisfaction.  Assignor’s obligation to pay the costs and expenses hereunder shall survive the term of this Assignment.  If after receipt of any payment of all or any part of the Indebtedness, Assignee is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, this Assignment shall continue in full force notwithstanding any contrary action which may have been taken by Assignee in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Assignee’s rights under this Assignment and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

16.
MISCELLANEOUS.  This Assignment is absolute and unconditional.  All documents, including the Loan Documents and any other document required to be executed by an Assignor.  Debtor (defined in the Mortgage) or Guarantor (defined in the Mortgage) in connection with the transaction contemplated hereby constitute the entire assignment and understanding between the parties hereto with respect to such transaction and supersedes all prior negotiations, courses of dealing, understandings, and agreements between such parties with respect to such transaction.  This Assignment is a binding obligation enforceable against Assignor and its heirs and legal representatives and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.  Any reference herein to “Assignee” shall be deemed to include and apply to every subsequent holder of this Assignment and any reference herein to “Assignor” shall include; (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of Assignor shall have been transferred; (ii) in the case of a partnership Assignor, any new partnership which shall have been created by reason of the admission of any new partner or partners therein, or by reason of the dissolution of the existing partnership by voluntary assignment or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate or limited liability company Assignor, any other entity into or with which  Assignor shall have been merged, consolidated, reorganized, or absorbed.  Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; the word “or” has the inclusive meaning represented by the phrase “and/or”; the word “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and captions or section headings are solely for convenience and not part of the substance of this Assignment.  Any representation, warranty, covenant or assignment therein shall survive execution and delivery of this Assignment and shall be deemed continuous.  Each provision of this Assignment shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law.  If any provision nevertheless is held invalid, the other provisions shall remain in effect.  Assignor agrees that in any legal proceeding, a photocopy of this Assignment kept in Assignee’s course of business may be admitted into evidence as an original.

17.
JOINT AND SEVERAL.  If there is more than one Assignor, each of them shall be jointly and severally liable for all amounts and obligations which become due or should be performed under this Assignment and the term “Assignor” shall include each as well as all of them.

18.
GOVERNING LAW; JURISDICTION.  This Assignment has been delivered to and accepted by Assignee and will be deemed to be made in the State of New York.  This Assignment will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules.  ASSIGNOR AND ASSIGNEE HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK STATE IN NEW YORK OR WESTCHESTER  COUNTY AND CONSENT THAT ASSIGNEE MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT ASSIGNOR’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS ASSIGNMENT WILL PREVENT ASSIGNEE FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ASSIGNOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ASSIGNOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  Assignor acknowledges and agrees that the venue provided above is the most convenient forum for both Assignee and Assignor. Assignor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Assignment.

19.
WAIVER OF JURY TRIAL.  ASSIGNOR AND ASSIGNEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY EACH WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS ASSIGNMENT OR THE TRANSACTIONS RELATED THERETO.  ASSIGNOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF ASSIGNEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNEE WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER.  ASSIGNOR ACKNOWLEDGES THAT ASSIGNEE HAS BEEN INDUCED TO ACCEPT THIS ASSIGNMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

CANARSIE PLAZA LLC

By: ____________________
Robert Masters
        Senior Vice President

ACKNOWLEDGMENT

STATE OF NEW YORK                                                      )
: SS.
COUNTY OF WESTCHESTER                                          )

On the 12th day of January, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

 CANARSIE PLAZA LLC (Assignor)

 to

 MANUFACTURERS AND TRADERS TRUST COMPANY,

 as administrative agent for itself and the Lending Group

 (Assignee)

 GENERAL ASSIGNMENT OF RENTS

Dated:

 January 12, 2010

Premises:

 8925 Foster Avenue,

 8901 Avenue D,

 8915 Avenue D,

 870 Remsen Avenue,

 856 Remsen Avenue,

 8707 Foster Avenue

 8709 Foster Avenue

 Canarsie, New York

Section:

 24

Block:

 7920

Lots:

 1, 2, 3, 4, 5, 6 and 7

Borough:

 Brooklyn

County:

 Kings

State:

 New York

 RECORD AND RETURN TO:

 Susan Currie Morehouse, Esq.

 DelBello Donnellan Weingarten Wise & Wiederkehr, LLP

 One North Lexington Avenue

 White Plains, New York 10601